   As filed with the Securities and Exchange Commission on December 21, 2001.


                               PRELIMINARY COPY

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                            SCHEDULE 14A INFORMATION
                                 Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               ------------------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [X] Preliminary Proxy Statement                             [ ] Confidential, for Use of the Commission Only
   [ ] Definitive Proxy Statement                                  (as permitted by Rule 14a-6(e)(2))
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to 'SS' 240.14a-11(c) or 'SS' 240.14a-12

                                   Filing By:
                                 PXRE GROUP LTD.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee:
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:
           [Common Shares, par value $1.00 per share, of PXRE Group Ltd.]
       (2) Aggregate number of securities to which transaction applies:
           ________ shares of PXRE Group Ltd. [Common Stock].
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(c)(1):
       (4) Proposed maximum aggregate value of transaction:
       (5) Filing fee:  $__________________

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount previously paid:
       (2) Form, schedule or registration statement no.:
       (3) Filing party:
       (4) Date filed:

================================================================================

[PXRE LOGO]                     PXRE GROUP LTD.
                    99 Front Street, Hamilton HM 12, Bermuda



FELLOW SHAREHOLDERS:

Our Board of Directors has called a Special General Meeting (the Meeting) of Shareholders of PXRE Group Ltd. (PXRE Group) as described in the enclosed Notice of Special General Meeting of Shareholders and Proxy Statement. The Meeting is being called so that our Shareholders may consider and act upon certain matters that require their approval to enable PXRE Group to raise additional capital through a private placement sale of convertible preferred shares. At the Meeting, our Shareholders will be asked to approve (1) the sale and issuance of three series of convertible preferred shares (collectively, Preferred Shares):
7,500 shares of Series A Convertible Voting Preferred Shares (Series A Preferred Shares), 5,000 shares of Series B Convertible Voting Preferred Shares (Series B Preferred Shares) and 2,500 shares of Series C Convertible Voting Preferred Shares (Series C Preferred Shares), in each case to be issued in sub-series, pursuant to the Share Purchase Agreement, dated as of December 10, 2001, between PXRE Group and certain investors, as it may be amended from time to time (the Share Purchase Agreement), (2) division of 20,000,000 of PXRE Group's 50,000,000 authorized Common Shares into three new classes of Common Shares (collectively, Convertible Common Shares): 10,000,000 Class A Convertible Voting Common Shares (Class A Common Shares), 6,666,666-2/3 Class B Convertible Voting Common Shares (Class B Common Shares) and 3,333,333-1/3 Class C Convertible Voting Common Shares (Class C Common Shares), issuable upon conversion of Preferred Shares; and automatic redesignation of such Convertible Common Shares as Common Shares upon, and to the extent of, the exercise of conversion rights attaching thereto on a one-for-one basis, (3) the expansion of our Board of Directors by two members to a total of eleven members and (4) as a special resolution, an amendment to our Bye-Laws which will authorize the creation of a new Class IV of our Board of Directors, in accordance with the terms of the Description of Stock, attached as an exhibit to the Share Purchase Agreement.

The principal reason we are seeking your approval for the sale and issuance of our Preferred Shares is to raise capital in order to replenish capital lost as a result of the events of September 11, 2001, retain our current "A" ratings with Standard & Poor's and A.M. Best and to allow PXRE Group to realize the full benefits of our strategic position.

The Board of Directors has unanimously approved these proposals, and recommends that our Shareholders vote for these proposals. If these proposals are approved, it is anticipated that the sale of Preferred Shares will close promptly thereafter.

PXRE Group will hold the Meeting of Shareholders at 10:00 a.m., local time, on __________, 2002 at the offices of PXRE Group, 99 Front Street, Hamilton HM 12, Bermuda.

Whether or not you plan to attend the Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us.

                          YOUR VOTE IS VERY IMPORTANT.

Gerald L. Radke
Chairman of the Board, Chief Executive Officer and President


--------------------------------------------------------------------------------
Neither the United States Securities and Exchange Commission nor any state securities commission nor any Bermuda government agency has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                   This proxy statement is dated _______, 2002 and was first mailed to PXRE Group Ltd. Shareholders on ________, 2002.

                                 PXRE GROUP LTD.
                    99 Front Street, Hamilton HM 12, Bermuda

                NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
                            To Be Held ______________


TO THE SHAREHOLDERS OF PXRE GROUP LTD.

         A Special General Meeting of Shareholders (the Meeting) of PXRE Group Ltd., a Bermuda company (PXRE Group), will be held at the offices of PXRE Group, 99 Front Street, Hamilton, Bermuda at 10:00 a.m., local time, for the following purposes:

         1. Preferred Share Issuance Proposal. To consider and approve the sale and issuance of three series of convertible preferred shares (collectively, Preferred Shares): 7,500 Series A Convertible Preferred Shares (Series A Preferred Shares), 5,000 Series B Convertible Preferred Shares (Series B Preferred Shares) and 2,500 Series C Convertible Preferred Shares (Series C Preferred Shares), in each case to be issued in sub-series, pursuant to a Share Purchase Agreement dated as of December 10, 2001 between PXRE Group and certain investors, as it may be amended from time to time (the Share Purchase Agreement).

         2. New Common Shares Proposal. To consider and approve the division of 20,000,000 of PXRE Group's 50,000,000 authorized Common Shares into three new classes of convertible common shares (collectively, Convertible Common Shares): 10,000,000 Class A Convertible Voting Common Shares (the Class A Common Shares issuable upon conversion of the Series A Preferred Shares), 6,666,666-2/3 Class B Convertible Voting Common Shares (the Class B Common Shares issuable upon conversion of the Series B Preferred Shares), and 3,333,333-1/3 Class C Convertible Voting Common Shares (the Class C Common Shares issuable upon conversion of the Series C Preferred Shares); and to authorize the automatic redesignation of Convertible Common Shares as Common Shares upon, and to the extent of, the exercise of conversion rights attaching thereto on a one-for-one basis.

         3. Increased Board of Directors Proposal. To consider and vote upon adoption of a resolution to increase membership of our Board of Directors by two members to a total of eleven members.

         4. Class IV Directors Proposal. To consider and approve, as a special resolution, an amendment to our Bye-Laws to create a new Class IV of our Board of Directors, in accordance with the terms of the Description of Stock, attached as an exhibit to the Share Purchase Agreement.

         5. Other Business. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The accompanying Proxy Statement more fully describes the matters to be considered at the Meeting.

         Pursuant to the rules of the New York Stock Exchange (NYSE) and PXRE Group's listing agreement with the NYSE with respect to the outstanding Common Shares, Shareholder approval is required for the issuance of the Preferred Shares contemplated by the Share Purchase Agreement. Under the rules of the NYSE, the affirmative vote of the holders of a majority of the shares of Common Shares represented cast, in person or by proxy, and entitled to vote at the Meeting is required to approve Proposal 1, provided that the total vote cast on the proposal represents a majority of the outstanding shares carrying the right to vote.

         In accordance with the Bye-Laws of PXRE Group, Proposal 2 and Proposal 3 must each be approved by a simple majority of the shares of Common Shares cast, in person or by proxy, and entitled to vote at the Meeting, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

         In accordance with the Bye-Laws of PXRE Group, Proposal 4 must be approved by 66-2/3% of the outstanding shares of Common Shares entitled to vote on the proposal.

         Only Shareholders of record of PXRE Group Common Shares at the close of business on _________, 2001 (the Record Date), as shown by the transfer books of PXRE Group, are entitled to notice of, and to vote at, the meeting and any adjournments thereof. As of the Record Date there were _______ Common Shares issued and outstanding.

         All Shareholders are cordially invited to attend this Meeting in person. Those Shareholders who are unable to attend in person are respectfully urged to execute and return the enclosed Proxy card at their earliest convenience. Any Proxy may be revoked by submitting, at least two (2) hours prior to the commencement of the Meeting, either a written notice of such revocation or a duly executed Proxy bearing a later date to PXRE Group at its mailing address, Suite 231, 12 Church Street, Hamilton HM 11, Bermuda, Attn:
Secretary. Attendance at the Meeting by a Shareholder who has given a Proxy shall not in and of itself constitute a revocation of such Proxy. Delivery of a Proxy shall not preclude a Shareholder from attending and voting in person at the Meeting and in such event, the Proxy shall be deemed to be revoked.

                                    By Order of the Board of Directors,



                                    David J. Doyle
                                    Secretary

Hamilton, Bermuda
________, 2002

Important: Please complete and promptly return your Proxy in the enclosed envelope.

                                Table of Contents

                                                                                    Page
                                                                                    ----
INFORMATION ABOUT THE SPECIAL GENERAL MEETING AND VOTING..............................

PROPOSAL 1-APPROVAL OF THE PREFERRED SHARE ISSUANCE PROPOSAL..........................4

     BACKGROUND TO AND REASONS FOR THE PROPOSAL.......................................4

     USE OF PROCEEDS..................................................................5

     THE SHARE PURCHASE AGREEMENT.....................................................5

     ANTI-TAKEOVER EFFECTS...........................................................13

     VOTE REQUIRED FOR APPROVAL OF THE SHARE ISSUANCE PROPOSAL.......................14

PROPOSAL 2-APPROVAL OF THE NEW COMMON SHARES PROPOSAL................................15

     VOTE REQUIRED FOR APPROVAL OF THE NEW COMMON SHARES PROPOSAL....................15

PROPOSAL 3-APPROVAL OF THE INCREASED BOARD OF DIRECTORS PROPOSAL.....................16

     VOTE REQUIRED FOR APPROVAL OF THE INCREASED BOARD OF DIRECTORS PROPOSAL.........16

PROPOSAL 4-APPROVAL OF THE CLASS IV DIRECTORS PROPOSAL...............................17

     VOTE REQUIRED FOR APPROVAL OF THE CLASS IV DIRECTORS PROPOSAL...................18

OTHER BUSINESS.......................................................................23

SHAREHOLDER PROPOSALS................................................................23

WHERE YOU CAN FIND MORE INFORMATION..................................................23


APPENDICES

Appendix I        Share Purchase Agreement, dated as of December 10, 2001,
                  between PXRE Group and certain Purchasers named therein

Appendix II       Form of Description of Stock

Appendix III      Form of Investment Agreement


ATTACHMENT

Proxy Card


                                 PROXY STATEMENT

                     SPECIAL GENERAL MEETING OF SHAREHOLDERS

                                 PXRE GROUP LTD.
                                 99 Front Street
                            Hamilton, HM 12, Bermuda


            INFORMATION ABOUT THE SPECIAL GENERAL MEETING AND VOTING

What is the purpose of the Meeting?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of PXRE Group Ltd., a Bermuda corporation (PXRE Group), is soliciting your proxy vote at a Special General Meeting of Shareholders (the Meeting). This proxy statement summarizes the information you need to know in order to vote at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card.


What Proposals will be addressed at the Meeting?

We will address the following proposals at the Meeting:

         1. The approval of the sale and issuance of preferred shares of PXRE Group (Preferred Shares): 7,500 Series A Preferred Shares, 5,000 Series B Preferred Shares and 2,500 Series C Preferred Shares, each in sub-series, pursuant to the Share Purchase Agreement.

         2. The approval of the division of 20,000,000 of PXRE Group's 50,000,000 authorized Common Shares into three new classes of convertible common shares of PXRE Group (Convertible Common Shares):
            10,000,000 Class A Common Shares issuable upon conversion of Series A Preferred Shares, 6,666,666-2/3 Class B Common Shares issuable upon conversion of Series B Preferred Shares and 3,333,333-1/3 Class C Common Shares issuable upon conversion of Series C Preferred Shares; and automatic redesignation of Convertible Common Shares as Common Shares upon, and to the extent of, the exercise of conversion rights attaching thereto on a one-for-one basis.

         3. The approval of the increase of our Board of Directors by two members to a total of eleven members.

         4. The approval, as a special resolution, of an amendment to our Bye-Laws to create a new Class IV of our Board of Directors, in accordance with the terms of the Description of Stock, attached as an exhibit to the Share Purchase Agreement.

         5. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Why is PXRE Group issuing Preferred Shares?

PXRE Group is issuing Preferred Shares in order to raise additional capital to replenish the capital lost as a result of the events of September 11, to retain its "A" ratings with Standard & Poor's and A.M. Best & Company and to allow PXRE Group to effectively compete and write additional business in the post-September 11 reinsurance market.

When and where is the special Shareholders' meeting being held?

The Meeting will take place at 10:00 am on __________, 2002 at the offices of PXRE Group.

What do I need to do now?

After carefully reading and considering the information contained in this proxy statement, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage paid envelope. Please submit your proxy as soon as possible so that your shares may be represented at the Meeting.

How many votes do I have?

There were issued and outstanding __________ Common Shares as of ________, 2001, the date set as the record date (the Record Date) for the purpose of determining the Shareholders entitled to notice and to vote at the Meeting and any adjournment thereof.

Each Common Share entitles the holder thereof, if such holder is reflected on the Register of Members of PXRE Group as of the Record Date, to one vote on each matter to be voted upon at the Meeting, except that if a person constructively or beneficially, directly or indirectly, owns more than 9.9% of the voting power of the outstanding Common Shares, the voting rights with respect to such shares will be limited, in the aggregate, to voting power of 9.9%, as specified in PXRE Group's Bye-Laws.

What happens if I don't indicate how to vote by proxy?

If you properly sign your proxy card but do not include instructions on how to vote, your shares will be voted as follows:

         o FOR approval of Proposal 1 for the sale and issuance of convertible preferred shares of PXRE Group (Preferred Shares): 7,500 Series A Preferred Shares, 5,000 Series B Preferred Shares and 2,500 Series C Preferred Shares.

         o FOR approval of Proposal 2 for the division of 20,000,000 of PXRE Group's 50,000,000 authorized Common Shares into three new classes of convertible common shares of PXRE Group (Convertible Common Shares): 10,000,000 Class A Common Shares, 6,666,666-2/3 Class B Common Shares and 3,333,333-1/3 Class C Common Shares, and for automatic redesignation of Convertible Common Shares as Common Shares upon, and to the extent of, the exercise of conversion rights attaching thereto on a one-for-one basis.

         o FOR approval of Proposal 3 for the expansion of our Board of Directors to a total of eleven members.

         o FOR approval of Proposal 4, as a special resolution, for an amendment to our Bye-Laws to create a new Class IV of our Board of Directors, in accordance with the terms of the Description of Stock, attached as an exhibit to the Share Purchase Agreement.

What happens if I don't return a proxy card?

In connection with Proposals 1, 2 and 3, not returning your proxy card will mean your vote will not count, unless you intend to be present in person to vote. In connection with Proposal 4, not returning your proxy card will have the same effect as voting against Proposal 4, unless you intend to be present in person to vote. This is why it is so important that you make your vote count by completing and returning your proxy card.

Can I change my vote after I have mailed my signed proxy card?

Yes. You can change your vote at any time before your proxy is voted at the Meeting. You can do this in one of three ways:

o you can send a written notice to the Secretary of PXRE Group stating that you would like to revoke your proxy;

o you can complete and submit a new proxy card to be received by the Secretary of PXRE Group not less than 48 hours prior to the time appointed for the Meeting; or

o  you can attend the Meeting and vote in person.

Your attendance at the meeting alone will not revoke your proxy. Only your vote at the meeting will revoke your proxy.

Am I entitled to appraisal rights?

The Board of Directors has not proposed any action for which the laws of Bermuda entitle Shareholders to appraisal rights.

Does the issuance of the Preferred Shares have any anti-takeover effects with respect to PXRE Group?

The purchasers of the Preferred Shares will acquire a substantial ownership interest in PXRE Group's securities as well as certain rights to select directors. This may result in preventing or discouraging an attempt by another person or entity to take over or otherwise gain control over PXRE Group. See "Anti-Takeover Effects."

How many Common Shares must be represented either in person or by proxy to hold the meeting?

The presence at the meeting in person or by proxy of the holders of a majority of the outstanding Common Shares is necessary to constitute a quorum for the transaction of business at the Meeting.

How many votes are needed to approve the proposals?

Proposals 1, 2 and 3 must be approved by a simple majority of votes cast on the proposal. Abstentions will be treated as votes cast and will have the same effect as votes against each of the proposals and broker non-votes will have no effect on the vote (except in the determination of whether the total votes cast on a proposal represent over 50% in interest of all securities entitled to vote on the proposal). Proposal 4 must be approved by 66-2/3% of the outstanding shares entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as voting against the proposal.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

Your broker will not be able to vote your shares without instructions from you. To instruct your broker to vote your shares, follow the directions provided by your broker.

Who can answer my other questions?

If you should have more questions about these proposals, or would like additional copies of this proxy statement, you should contact:

Investor Relations or Treasurer
PXRE Group Ltd.
99 Front Street
Hamilton HM 12 Bermuda
Telephone: 441-296-5858

Fax Requests: Treasurer or Investor Relations
(441) 296-6162

E-Mail:  james_dore@pxregroup.com

Who bears the cost of soliciting Proxies?

The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by PXRE Group. Directors, officers and employees of PXRE Group may solicit Proxies orally or in writing, without additional compensation. PXRE Group's regularly retained investor relations firm, Corporate Communications Inc. may also be called upon to solicit Proxies by telephone or by mail. PXRE Group will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Shares held in their names.

                                   PROPOSAL 1

                APPROVAL OF THE PREFERRED SHARE ISSUANCE PROPOSAL



                   BACKGROUND TO AND REASONS FOR THE PROPOSAL

In the wake of the events of September 11, 2001, PXRE Group determined that it was necessary to raise additional capital in order to replenish the capital lost as a result of the September 11 events, to retain our "A" ratings with Standard & Poor's and A.M. Best & Company, and to allow us to effectively compete and write additional business in the post-September 11 reinsurance market. The events of September 11, when coupled with the abnormally high industry losses experienced in the first half of 2001, are resulting in significantly higher prices and stricter terms for reinsurance globally. PXRE Group believes that our 20 year history, experienced underwriting team and the strong relationships that we enjoy with our clients and brokers give us a strong franchise. PXRE Group believes that this valuable franchise provides us with a favorable strategic position in the dramatically hardening reinsurance market. However, PXRE Group believes that we can only realize the benefits of our strategic position if we have additional capital to allow us to both retain our "A" rating and have total capital of at least $500 million in order to have sufficient size to effectively compete with our larger competitors. To protect its market position in light of these factors, PXRE Group decided to seek an investment and announce a transaction prior to the end of the year in time for the reinsurance renewal season. PXRE Group therefore retained Lazard Freres & Co. LLC to assist in evaluating various capital raising alternatives and decided to pursue a private placement to achieve the objectives outlined above.

In their effort to attract capital, Lazard and PXRE Group then spoke with over 60 potential institutional investors on PXRE Group's behalf and PXRE Group made presentations to over 15 of these investors, including presentations on October 16, 2001 to the general partners of Capital Z Financial Services Private Fund II, L.P. and Reservoir Capital Partners, L.P. Shortly thereafter, PXRE Group commenced negotiations with Capital Z and Reservoir regarding the terms of a potential investment in PXRE Group. These negotiations continued for several weeks until the regularly scheduled meeting of PXRE Group's Board of Directors on November 14, 2001.

The proposed terms of the investment by Capital Z and Reservoir were presented to the Board on November 14, 2001. During deliberations of those terms, PXRE Group was contacted by the management of Select Reinsurance, Ltd. (Select Re) regarding PXRE Group's potential interest in a strategic transaction that would result in the business combination of the two companies. Select Re is a 9.3% Shareholder of PXRE Group. In addition, Gerald Radke (Chairman, President and Chief Executive Officer of PXRE Group) and Jeffrey Radke (Executive Vice President of PXRE Group) are members of the Board of Directors of Select Re. Gerald Radke is also Co-Vice Chairman of Select Re and Jeffrey Radke was formerly the President of Select Re and both are also Shareholders of Select Re, holding less than 1% in the aggregate of Select Re's outstanding common shares. Mr. Halbert Lindquist, one of PXRE Group's Directors, is also a Shareholder in Select Re, holding less than 1% of Select Re's outstanding common shares. Given the potential for conflicts of interest to arise in discussions with Select Re, the Board of Directors appointed a Special Committee and charged it with the power to negotiate with Select Re as well as with Capital Z and Reservoir. The Special Committee consisted of Robert Fiondella (Chairman), Wendy Luscombe, Phillip McLoughlin and Bernard Kelly. Franklin Haftl and F. Sedgwick Browne were appointed as alternates.

On November 15, 2001, members of Select Re's Board of Directors and its management engaged in various discussions with Lazard and the Special Committee regarding a possible transaction. The parties conducted due diligence investigations and further discussions between November 16 and 19, 2001. The Special Committee then re-convened on November 20, 2001 and engaged in further discussions with Select Re. The parties were unable to reach agreement as to terms as well as the process and timing of negotiations and, therefore, agreed to terminate discussions. Select Re subsequently confirmed its decision not to pursue a transaction in a Schedule 13-D filed with the Securities and Exchange Commission on November 27, 2001. The Special Committee then resumed negotiations with Capital Z and Reservoir, and, on November 21, 2001, authorized PXRE Group to negotiate definitive agreements consistent with the terms discussed with Capital Z and Reservoir for consideration of the full Board of Directors of PXRE Group.

The Board of Directors then convened on December 9, 2001 to consider the proposed transaction with Capital Z, Reservoir and Richard E. Rainwater, an individual investor with certain indirect interests in Reservoir, who had joined Capital Z and Reservoir in seeking an investment in PXRE Group. The Board of Directors deliberated and determined that the proposed private placement of convertible preferred shares to Capital Z, Reservoir and Richard Rainwater was in the best interests of PXRE Group and our Shareholders. The private placement will involve the sale of 7,500 shares of newly issued Series A Convertible Voting Preferred Shares at a price of $10,000 per share, 5,000 shares of newly issued Series B Convertible Voting Preferred Shares at a price of $10,000 per share and 2,500 shares of newly issued Series C Convertible Voting Preferred Shares at a price of $10,000 per share. As of December 10, 2001, the Series A, B and C Preferred Shares, on a converted basis, would represent approximately 22.3%, 14.9% and 7.4%, respectively, of the outstanding Common Shares of PXRE Group.

                                 USE OF PROCEEDS

The Share Purchase Agreement provides that the net proceeds from the sale of the Preferred Shares shall be used by PXRE Group to expand its reinsurance business in the lines of business in which it is currently involved. PXRE Group is particularly focused on expanding the catastrophe, retrocessional, risk excess and finite lines of business, which, PXRE Group believes, are likely to benefit from the current changes in the reinsurance markets.

                          THE SHARE PURCHASE AGREEMENT

The following is a summary of certain provisions of the Share Purchase Agreement, a copy of which is attached as Appendix I. However, this summary of the Share Purchase Agreement does not purport to be complete and Shareholders are urged to read the Share Purchase Agreement in its entirety.

The Board of Directors reserves the right to amend or waive the provisions of the Share Purchase Agreement and the other documents related thereto in all respects before or after the approval of the Share Purchase Agreement Proposal by the Shareholders. In addition, the Board of Directors reserves its right to terminate the Share Purchase Agreement in accordance with its terms notwithstanding Shareholder approval.

Sale and issuance of the Preferred Shares.

On December 10, 2001, PXRE Group entered into a Share Purchase Agreement with certain investors, Capital Z Financial Services Fund II, L.P., Capital Z Financial Services Private Fund II, L.P. (together with Capital Z Financial Services Fund II, L.P., Capital Z), Reservoir Capital Master Fund, L.P., Reservoir Capital Partners, L.P. (together with Reservoir Capital Master Fund, L.P., Reservoir) and Richard E. Rainwater (Rainwater) (each of Capital Z, Reservoir and Rainwater, a Purchaser, and together, the Purchasers). The Share Purchase Agreement provides for the purchase of 7,500 shares of Series A Preferred Shares, allocated to two sub-series of shares, 5,000 shares allocated to sub-series A1 (A1 Preferred Shares) and 2,500 shares allocated to sub-series A2 (A2 Preferred Shares); the purchase of 5,000 shares of Series B Preferred Shares, allocated to two sub-series of shares, 3,333.333 shares allocated to Series B1 (B1 Preferred Shares) and 1,666.667 shares allocated to Series B2 (B2 Preferred Shares); and 2,500 shares of Series C Preferred Shares, allocated to two sub-series of shares, 1,666.667 shares allocated to Series C1 (C1 Preferred Shares) and 833.333 shares allocated to Series C2 (C2 Preferred Shares).

Description of Stock.

The following is a summary of the material terms and provisions of the rights, preferences and privileges of the Preferred Shares and Convertible Common Shares as contained in the Description of Stock for Series A Convertible Voting Preferred Shares, Series B Convertible Voting Preferred Shares, Series C Convertible Voting Preferred Shares, Class A Convertible Voting Common Shares, Class B Convertible Voting Common Shares and Class C Convertible Voting Common Shares (Description of Stock), the form of which is contained as Exhibit A to the Share Purchase Agreement (a copy of which is attached hereto as Appendix
II). However, this summary of the Description of Stock does not purport to be complete and Shareholders are urged to read the Description of Stock in its entirety.

Preferred Shares:
         Series A Convertible Voting Preferred Shares
         Series B Convertible Voting Preferred Shares
         Series C Convertible Voting Preferred Shares.

Priority. The respective rights of each series of Preferred Shares to receive dividends shall rank pari passu with each other, junior only to the Junior Subordinated Deferrable Interest Debentures due 2027 of PXRE Corporation, the 8.85% Capital Trust Pass-through Securities of PXRE Capital Trust I and the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities, and senior to Common Shares, Convertible Common Shares and all other classes and series of capital shares of PXRE Group, including without limitation other classes and series of preferred shares. Upon the dissolution, liquidation or winding up of PXRE Group, the respective holders of each series of Preferred Shares would have, pari passu, the right to receive, subject to remaining funds, cash equal to the liquidation preference for the respective series of Preferred Shares and prior to the junior shares. If the remaining funds distributable upon such liquidation, dissolution or winding-up of PXRE Group are insufficient to permit payment to the respective holders of each series of Preferred Shares of the full preferential amounts, then such remaining funds shall be distributed ratably among the Preferred Shares.

Dividends. The Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors and to the extent of funds legally available for the payment of dividends, cumulative dividends per share at the rate per annum of 8% of the sum of the stated value on each share plus any accrued and unpaid dividends thereon, payable on a quarterly basis. To the extent such dividends are not paid when due, dividends shall be payable and accrue at the rate of 10% per annum compounded quarterly until paid. Such dividends, if declared by the Board of Directors, shall be payable in shares of Preferred Shares prior to the third anniversary of the closing and cash thereafter. PXRE Group, at its sole election, may decide, in substitution in whole or in part for dividends payable in shares, to pay dividends in cash to the extent of any dividends that, if paid in additional shares of Preferred Shares, would otherwise cause the Purchasers and their affiliates to own more than 49.9% of the share capital of PXRE Group on a fully-diluted and fully-converted basis.

Conversion. For each series, each Preferred Share, in whole or in part, is convertible at any time at the option of the holder into Convertible Common Shares for such series. The number of Convertible Common Shares per Preferred Share issuable upon any conversion will be determined by dividing a liquidation preference for the series equal to the aggregate original purchase price of the Preferred Shares plus accrued but unpaid dividends thereon, by the conversion price then in effect. The initial conversion price will be $15.69, which represents a premium of approximately 14% to the 30 day trading average of PXRE Group's Common Shares prior to the announcement of this transaction. The conversion price is subject to adjustment to avoid dilution in the event of recapitalization, reclassification, stock split, consolidation, merger, amalgamation or other similar event or an issuance of additional Common Shares in a private transaction below the fair market value or in a registered public offering below 95% of fair market value (in each case, fair market value being the value immediately prior to the date of announcement of such issuance) or without consideration. In addition, the conversion price is subject to adjustment, for certain loss and loss expense development on reserves for losses incurred on or before September 30, 2001 (and loss adjustment expenses related thereto) and for any liability or loss arising out of pending material litigation (other than legal fees and expenses), on an after-tax basis, equal to an amount computed in accordance with a formula as set forth in the Description of Stock. No adjustment will occur unless the development exceeds a deductible of $7,000,000 and, with respect to all reserves other than reserves for certain discontinued operations and the events of September 11, 2001 and liability arising out of pending litigation, the adjustment is limited to $12,000,000 of further development.

A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares will be mandatorily convertible into Class A Common Shares, Class B Common Shares and Class C Common Shares, respectively, on the third anniversary of the date of issuance, and all remaining Preferred Shares will be mandatorily convertible into Convertible Common Shares on the sixth anniversary of the date of issuance. The conversion price used in connection with the mandatory conversion of A1, B1 and C1 Preferred Shares includes price protection. Notwithstanding the foregoing, on any conversion date, to the extent necessary to prevent the initial Purchasers of Preferred Shares and their affiliates from owning more than 49.9% of the capital shares of PXRE Group following conversion, PXRE Group shall have the right (but not the obligation) to make a cash payment in lieu of Convertible Common Shares equal to the fair market value of the Convertible Common Shares that would have been received in excess of the 49.9% limitation in connection with any conversion, plus an additional tax gross-up amount to take into account in appropriate circumstances the difference between the federal income tax rate on long-term capital gains and the federal ordinary income tax rate that might apply to the recipient on the receipt of a cash payment in lieu of Convertible Common Shares.

Voting. The Preferred Shares will vote on a fully converted basis with the Common Shares and other voting securities, together as a class, on all matters which are submitted to a vote of the Shareholders, other than the election of directors, except that in no event shall Purchasers and their respective affiliates be permitted to exercise voting rights, collectively through PXRE Group securities, in excess of 49.9% of the aggregate voting power of PXRE Group on any Shareholder matter. Bye-Law No. 20(4) of PXRE Group's Bye-Laws provides that, subject to the sole discretion of the Board, no person is entitled to exercise voting power in excess of a maximum limitation of 9.9% of the votes conferred on all the issued and outstanding shares of PXRE Group. In the present case, the Board has determined to waive this requirement with respect to Capital Z (including for such purpose certain of its affiliates holding Preferred Shares and Convertible Common Shares and Common Shares into which Preferred Shares and Convertible Common Shares have respectively been converted), but not with respect to Rainwater or Reservoir. As a result, upon issuance of the Preferred Shares, and based upon shares outstanding as of December 10, 2001, except with respect to the election of directors, Capital Z will have the power to exercise 23.6% of the voting power of the outstanding shares of PXRE Group, but the voting power that each of Reservoir and Rainwater may exercise will be limited to 9.9%.

For each series of Preferred Shares, for so long as any Preferred Shares remain issued and outstanding, unless otherwise provided by law, the affirmative vote of at least 50% of all the Preferred Shares issued and outstanding for such series shall be necessary to permit PXRE Group to:

o authorize, create, designate, issue or sell any securities with rights that rank pari passu with or senior to the Preferred Shares of such series or adversely affect the holders of such Preferred Shares or Convertible Common Shares for such series, or amend any existing capital shares if the effect is to rank such capital shares pari passu with such Preferred Shares;

o in any manner alter or change the rights or other terms of the Preferred Shares or Convertible Common Shares for such series as set forth in the Description of Stock;

o reclassify any capital shares into shares that are either senior to or pari passu with the Preferred Shares for such series in terms of dividends and other distributions or that would adversely affect the rights appertaining to Common Shares or Convertible Common Shares, as the case may be, which such holders of Preferred Shares would have after conversion of the Preferred Shares into Convertible Common Shares for such series or conversion of the Convertible Common Shares into Common Shares;

o amend, alter or repeal any provision of the Memorandum of Association or Bye-Laws of PXRE Group if such action would have an adverse effect on the rights of the holders of Preferred Shares for the series or those rights appertaining to Convertible Common Shares or Common Shares which such holders would have after conversion of such Preferred Shares into Convertible Common Shares or Convertible Common Shares into Common Shares; or

o make any change to the authorized number of Preferred Shares or Convertible Common Shares or issuance of any additional Preferred Shares or Convertible Common Shares.

Additionally, consent will be required in order for PXRE Group to take certain acts for so long as the Purchasers, their respective affiliates and limited partners meet certain ownership thresholds. The first threshold is that they must collectively own, in the aggregate, in excess of 40% of the Preferred Shares originally purchased by them (including for purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares are converted). If this first threshold is met, then the consent of each of (i) the majority of the outstanding Series A Preferred Shares and Class A Common Shares, voting together as a single class (the Capital Z Group), and (ii) the majority of outstanding Series B Preferred Shares, Series C Preferred Shares, Class B Common Shares and Class C Common Shares, voting together as a single class (the Reservoir/Rainwater Group), is required. The second threshold requires that at least one of the Capital Z Group or the Reservoir/Rainwater Group own at least 50% of the Preferred Shares originally purchased by them (including for purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares are converted).

If either group meets this threshold, then the consent of a majority of the Shareholders in such group is required. The acts which require consent are listed below:

o involving, at any time before the third anniversary of the closing, one or more redemptions, offers to purchase, tender offers or other acquisitions of Common Shares by or on behalf of PXRE Group collectively involving the payment by or on behalf of PXRE Group of cash or other consideration having an aggregate fair market value in excess of an amount equal to 20% of the cumulative amount by which PXRE Group's consolidated net income in any calendar year commencing with the year ending December 31, 2002 exceeds $50,000,000 minus the sum of all cash and the fair market value of all non-cash consideration paid in respect of redemptions, offers to purchase, tender offers or other acquisitions of share capital of PXRE Group on or after December 10, 2001 (the Permitted Tender Offer Amount);

o resulting in the sale of PXRE Group where the per share consideration paid to Preferred Shares on an as converted basis is less than 200% of the current conversion price;

o  resulting in the sale or transfer of 25% or more of PXRE Group's assets;

o resulting in a voluntary delisting of the Common Shares from the New York Stock Exchange;

o involving or resulting in the incurrence of additional indebtedness in excess of $50,000,000 in the aggregate at any time before the third anniversary of the closing, not including the first $55,000,000 of any refinancing of the First Amended & Restated Credit Agreement dated August 31, 1999, among PXRE Corporation, PXRE Group Ltd., PXRE (Barbados) Ltd., certain lenders and First Union National Bank or resulting in a ratio of indebtedness to total capital in excess of 0.25 to 1.00 at any time on or after the third anniversary of the closing;

o effecting or attempting to effect a voluntary liquidation, dissolution or winding-up of PXRE Group;

o resulting in an expansion by PXRE Group into lines of business other than continuing lines of business in which PXRE Group is currently involved;

o increasing the amount of dividends paid with respect to Common Shares, at a cumulative annualized rate of more than 10% at any time before the third anniversary of the Closing (the Permitted Dividend Amount);

o involving the purchase or renewal of retrocessional or reinsurance coverage from companies that are below certain standards, with certain exceptions for coverages consistent with past practice with Select Re and Pennsylvania Lumbermans Mutual Insurance Company;

o effecting any acquisition by PXRE Group at any time before the third anniversary of the closing involving aggregate consideration in excess of $50,000,000;

o increasing investment in any hedge funds beyond amounts held at September 30, 2001 without the prior unanimous approval of the investment committee of the Board of Directors; and

o at any time on or after the third anniversary of the closing, resulting in payment of any dividend or other distribution with respect to Common Shares or resulting in a redemption, offer to purchase, tender offer or other acquisition of share capital of PXRE Group involving consideration having an aggregate fair market value in excess of the greater of the Permitted Tender Offer Amount and the Permitted Dividend Amount.

Board Representation. The Description of Stock affords the Purchasers rights with respect to directors on the Board of Directors of PXRE Group, as follows:

o for so long as Capital Z and its affiliates and their limited partners own at least 50% of the Series A Preferred Shares acquired by Capital Z under the Share Purchase Agreement (including for purposes of such calculation all Class A Common Shares then held), the holders of the Series A Preferred Shares and Class A Common Shares have the right to vote separately as a class to elect two individuals to each serve a one-year term as Class IV Directors of PXRE Group (each, a Capital Z Director). So long as Capital Z and its affiliates and their limited partners own at least 20% but less than 50% of the Series A Preferred Shares acquired by Capital Z under the Share Purchase Agreement (including for purposes of such calculation all Class A Common Shares then held), the holders of the Series A Preferred Shares and Class A Common Shares have the right to vote separately as a class to elect one Capital Z Director to serve a one-year term as a Class IV Director of PXRE Group;

o for so long as Reservoir and its affiliates own at least 30% of the Series B Preferred Shares acquired by Reservoir under the Share Purchase Agreement (including for purposes of such calculation all Class B Common Shares then held), the holders of the Series B Preferred Shares and Class B Common Shares have the right to vote separately as a class to elect one individual to serve a one-year term as a Class IV Director of PXRE Group (the Reservoir Director);

o for so long as Rainwater and his affiliates own at least 60% of the Series C Preferred Shares acquired by Rainwater under the Share Purchase Agreement (including for purposes of such calculation all Class C Common Shares then held), the holders of the Series C Preferred Shares and Class C Common Shares shall have the right to vote separately as a class to elect one individual to serve a one-year term as a Class IV Director of PXRE Group (the Rainwater Director).

See "Proposal 4 - Approval of the Class IV Directors Proposal." The Description of Stock also affords such Capital Z Directors and the Reservoir and Rainwater Directors, collectively, certain representation on committees of the Board of Directors.

Convertible Common Shares:
         Class A Convertible Voting Common Shares
         Class B Convertible Voting Common Shares
         Class C Convertible Voting Common Shares.

General. Except as otherwise provided, each class of Convertible Common Shares shall have the same rights, preferences and restrictions as Common Shares.

Priority. The Convertible Common Shares shall rank pari passu with the Common Shares.

Conversion. Convertible Common Shares shall automatically convert into Common Shares on a one-for-one ratio upon a transfer of record ownership thereof to any person other than Capital Z, Reservoir, Rainwater, or any of their respective affiliates or limited partners (including without limitation in connection with a public offering of such shares), or a person approved by the Board of Directors in its sole discretion. Convertible Common Shares may be converted at the option of the holder thereof into Common Shares on a one-for-one ratio at any time that such holder would be entitled to vote Preferred Shares generally in the election of directors in accordance with the Description of Stock.

Voting. Except as otherwise provided specifically herein and in the Bye-Laws or required by Bermuda law, each Convertible Common Share shall have the right and power and be entitled to vote on any question or matter upon which, or in any proceeding at which, the holders of Common Shares of PXRE Group are entitled to vote and to be represented at and to receive notice of any meeting of Shareholders (except for election or removal of directors of PXRE Group, as to which the Convertible Common Shares shall only be able to vote for election or removal of Class IV Directors as set forth in the Description of Stock). In addition, the holders of Preferred Shares, Convertible Common Shares and Common Shares shall vote together as one class and not as separate classes and each holder of Convertible Common Shares shall be entitled to that number of votes for each Convertible Common Share held by such holder equal to the number of Common Shares that would be received by such holder if such Preferred Share were fully converted. Notwithstanding the foregoing, the Class A Common Shares, the Class B Common Shares and the Class C Common Shares shall be entitled to vote, respectively, with the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares in the election of the Capital Z Directors, the Reservoir Director and the Rainwater Director, respectively, in each case as set forth in the Description of Stock. Bye-Law No. 20(4) of PXRE Group's Bye-Laws provides that, subject to the sole discretion of the Board, no person is entitled to exercise voting power in excess of a maximum limitation of 9.9% of the votes conferred on all the issued and outstanding shares of PXRE Group. In the present case, the Board has determined to waive this requirement with respect to Capital Z (including for such purpose certain of its affiliates holding Preferred Shares and Convertible Common

Shares and Common Shares into which Preferred Shares and Convertible Common Shares have respectively been converted), but not with respect to Rainwater or Reservoir. As a result, upon issuance of the Preferred Shares, and based upon shares outstanding as of December 10, 2001, except with respect to the election of directors, Capital Z will have the power to exercise 23.6% of the voting power of the outstanding shares of PXRE Group, but the voting power that each of Reservoir and Rainwater may exercise will be limited to a maximum of 9.9%.

Purchase Price and Closing.

The aggregate purchase price to be paid by the Purchasers for the shares of Preferred Stock to be issued in accordance with the Share Purchase Agreement totals $150,000,000. The closing of the Preferred Share issuance will be consummated, in accordance with the terms of the Share Purchase Agreement, upon satisfaction or waiver of certain conditions as set forth in the Share Purchase Agreement. See "Closing Conditions."

Representations and Warranties.

In the Share Purchase Agreement, PXRE Group made customary representations and warranties to the Purchasers, including, without limitation, representations and warranties regarding PXRE Group's organization, authority, share capital, financial statements, litigation, liabilities, assets, intellectual property, governmental consents, material contracts, taxes, insurance and employees. The Purchasers also made customary representations and warranties to PXRE Group.

Covenants.

PXRE Group made certain covenants to the Purchasers, including, but not limited to, covenants concerning use of proceeds from the Preferred Shares and conduct of the business until the closing date. In addition to these covenants, under an exclusivity covenant, PXRE Group agreed that it would not (i) make any offer or proposal or enter into any contract to sell any share capital (other than pursuant to equity plans of PXRE Group) or material assets of PXRE Group, effect any recapitalization, restructuring, refinancing, merger, amalgamation, consolidation or other business combination involving PXRE Group or (ii) provide any non-public information to any third party in connection with any of these types of transactions. Notwithstanding the foregoing exclusivity covenant, PXRE Group is permitted to consider, negotiate, approve and recommend to Shareholders of PXRE Group any unsolicited offers or proposals for an acquisition, by merger, amalgamation, consolidation, tender offer or otherwise, of all of substantially all of the assets or outstanding Common Shares of PXRE Group; however, PXRE Group shall continue to be obligated under the Share Purchase Agreement until terminated in accordance with the terms thereof.

Closing Conditions.

The obligation of PXRE Group to consummate the closing under the Share Purchase Agreement is subject to the satisfaction or waiver of certain conditions precedent, including, among other things:

o approval of the proposals set forth in this Proxy Statement by PXRE Group's Shareholders;

o the accuracy on the closing date of the representations and warranties of the Purchasers contained in the Share Purchase Agreement;

o the performance and compliance by the Purchasers in all material respects with all agreements, covenants and obligations contained in the Share Purchase Agreement to be performed or complied with by each purchaser at or before the closing date;

o  receipt of all necessary regulatory and third-party consents and approvals;
   and

o the absence of any proceedings or investigations prohibiting the consummation of the transactions contemplated by the Share Purchase Agreement.

The obligation of the Purchasers to consummate the investment under the Share Purchase Agreement is subject to the satisfaction or waiver of certain conditions, including:

o approval of the proposals set forth in this Proxy Statement by PXRE Group's Shareholders;

o the accuracy on the closing date of the representations and warranties of PXRE Group contained in the Share Purchase Agreement;

o the performance and compliance by PXRE Group in all material respects with all agreements, covenants and obligations contained in the Share Purchase Agreement to be performed or complied with by PXRE Group at or before the closing date;

o  receipt of all necessary regulatory and third-party consents and approvals;

o the absence of any proceedings or investigations prohibiting the consummation of the transactions contemplated by the Share Purchase Agreement; and

o PXRE Group's retention of a Best's Rating of "A" or higher from A.M. Best & Company and a rating of "A" or higher from Standard & Poor's.

Indemnification.

All representations and warranties of PXRE Group and the Purchasers contained in the Share Purchase Agreement shall survive the consummation of the transactions contemplated by the Share Purchase Agreement for a period of eighteen months from the closing date; provided that the representations and warranties of PXRE Group which relate to taxes and ERISA shall survive until the applicable statute of limitations has expired, and the representations and warranties relating to capitalization shall survive indefinitely. Each of PXRE Group and the Purchasers has agreed to indemnify the other and the other's affiliates, agents and representatives, from and against all damages incurred or suffered by them arising directly from any breach of any representation, warranty or covenant of PXRE Group or the Purchasers, as the case may be, contained in the Share Purchase Agreement so long as the damages exceed $5.0 million. Neither party is obligated to indemnify the other for any damages in excess of $75.0 million. The $75 million limitation shall not apply with respect to any breach of PXRE Group's representations regarding capitalization.

Regulatory Approvals and Consents.

The terms of the Share Purchase Agreement require that certain regulatory approvals and consents be obtained in connection with the Preferred Share issuance. These approvals and consents include (i) approval by the Insurance Department of the State of Connecticut; (ii) approvals or consents from any governmental or regulatory authorities that may become necessary in order to carry out obligations under the Share Purchase Agreement; and (iii) all approvals and consents required under any contracts to which PXRE Group is a party. Each of PXRE Group and the Purchasers agreed to make any required filing of a Notification and Report Form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Preferred Share issuance. PXRE Group also agreed that it would use its best efforts to obtain executed letters from certain of its employees who receive benefits under certain of PXRE Group's stock and severance plans.

Termination.

The Share Purchase Agreement may be terminated at any time:

o  by mutual written consent of PXRE Group and the Purchasers thereto;

o by either PXRE Group or the Purchasers if (i) the closing of the transaction shall not have occurred on or before May 31, 2002, unless the absence of such occurrence is due to a material breach of the Share Purchase Agreement by the party seeking to terminate the Share Purchase Agreement, or (ii) if any governmental or regulatory authority has issued an order or taken action to permanently enjoin or prohibit the closing of the transaction;

o by the Purchasers, if there has been a breach by PXRE Group of any representation, warranty, covenant or agreement set forth in the Share Purchase Agreement, which breach would reasonably be likely to be incapable of being satisfied by May 31, 2002;

o by PXRE Group if there has been a breach by the Purchasers of any representation, warranty, covenant or agreement set forth in the Share Purchase Agreement, which breach would reasonably be likely to be incapable of being satisfied by May 31, 2002; or

o by PXRE Group or the Purchasers if (i) the board of directors accepts an unsolicited proposal from a third party or (ii) the Shareholders fail to approve the transaction. The Share Purchase Agreement also provides for the payment to the Purchasers of a termination fee in the amount of $7 million in certain circumstances.

Employee Benefit Plan Considerations.

Pursuant to the terms of the Share Purchase Agreement, the executive officers will execute a consent regarding their interests in certain employee benefit plans of PXRE Group (the Consent), the form of which is contained as Exhibit D to the Share Purchase Agreement (a copy of which is attached hereto as a Appendix I). The following is a summary of the material terms and provisions of the Consent. However, this summary of the Consent does not purport to be complete and shareholders are urged to read the Consent in its entirety.

The executive officers of PXRE Group participate in certain stock plans which provide for the acceleration of stock options and restricted stock in the event of a "change in control" (as defined in the stock plans). Pursuant to the Consent, however, each of the executive officers has agreed to accept a modification to the change in control provisions under the stock plans whereby in the event that the transactions contemplated by the Share Purchase Agreement would constitute a change in control, the acceleration of the stock options and restricted stock is conditioned on a termination of employment that triggers benefits under a PXRE Group severance plan. The following table sets forth the name of each executive officer and the number of shares underlying unvested stock options and shares of restricted stock that would become accelerated in the event of a termination which entitles the officer to severance under a PXRE Group severance plan following the transactions contemplated in the Share Purchase Agreement and assuming those transactions would constitute a change in control.

 Stock Option/ Restricted Stock Acceleration Following Termination of Employment

                                     No. of securities underlying        No. of shares of unvested
                                     ----------------------------        --------------------------
                Name                    unvested stock options                restricted stock
                ----                    ----------------------                ----------------
        Gerald L. Radke                      156,285                             30,569
        Michael J. Bleisnick                 114,494                             17,814
        James F. Dore                        112,500                             28,750
        Gordon Forsyth, III                  134,494                             19,564
        Jeffrey L. Radke                     127,500                             28,429
        Bruce J. Byrnes                       40,000                             13,000

Under the PXRE Group Severance Plan for Certain Executives (the Executive Severance Plan), in the case of a termination of employment within a one year period (within a two year period for Gerald Radke) following a change in control (as defined in the Executive Severance Plan) by PXRE Group without "cause" (as defined in the Executive Severance Plan) or by the Executive on account of "constructive discharge" (as defined in the Executive Severance Plan), the executive is entitled to a lump sum payment generally equal to one year of salary and benefits (two years for Gerald Radke if his employment is terminated within one year following a change in control). Pursuant to the Consent, in the event that the transactions contemplated by the Share Purchase Agreement would constitute a change in control, executive officers participating in the Executive Severance Plan have agreed that the consummation of the transactions contemplated by the Share Purchase Agreement would not alone give the executive the right to voluntarily resign on account of constructive discharge and trigger severance payments. Additionally, the Consent provides that the proposed transaction will not constitute a change in control for purposes of payments under the Supplemental Executive Retirement Plan.

The Investment Agreement.
Pursuant to the terms of the Share Purchase Agreement, PXRE Group will enter into an Investment Agreement, the form of which is contained as Exhibit C to the Share Purchase Agreement (a copy of which is attached hereto as Appendix III). The following is a summary of the material terms and provisions of the Investment Agreement. However, this summary of the Investment Agreement does not purport to be complete and Shareholders are urged to read the Investment Agreement in its entirety.

Restrictions on Transfer. Each Purchaser agreed that it would not transfer the shares acquired pursuant to the Share Purchase Agreement except if such transfer of shares falls under the definition of a "permitted transfer," as more fully described in the Investment Agreement, attached hereto as Appendix III, and the recipient of such transferred shares executes a joinder agreement whereby it becomes a party to the Investment Agreement unless certain exceptions apply.

Standstill Agreement. The Purchasers have agreed that they will not take any of the following actions following the closing date without the approval of a majority of the members of the Board of Directors of PXRE Group;

o increase their voting securities in any way or acquire any assets or properties of PXRE Group or any subsidiary of PXRE Group during a period of five years following the closing date of the Preferred Shares;

o  sponsor or participate in any proxy election with respect to PXRE Group;

o directly sell short any shares of PXRE Group or engage in any hedging transactions, except that the Purchasers may engage in certain specified hedging transactions from and after the first anniversary of the Closing;

o join or participate in any partnership, voting trust or "group" with respect to the securities acquired by the purchaser under the Share Purchase Agreement or act in concert with any third person for the purpose of impermissably holding or disposing of or acquiring any additional securities of PXRE Group;

o deposit any securities acquired under the Share Purchase Agreement into a voting trust or subject those securities to any arrangement or agreement with respect to the voting thereof;

o  take any other action to seek control of PXRE Group; or

o  take any action to seek to circumvent any of the foregoing limitations.

Registration Rights. PXRE Group has agreed to afford the Purchasers certain registration rights. PXRE Group has agreed that the holders of the Common Shares issuable upon the conversion of the Class A Common Shares, the Class B Common Shares and the Class C Common Shares (collectively, the Convertible Common Shares) will have certain rights to demand that PXRE Group file a registration statement on Form S-1, provided that the shares in such a registration have an aggregate offering price in excess of $22.5 million. The holders of the Common Shares issuable upon the conversion of the Convertible Common Shares will also have certain rights to require PXRE Group to file shelf registration statements provided that any such registration have an aggregate offering price in excess of $2.0 million. PXRE Group also granted the Purchasers certain additional registration rights, including piggyback rights.

Indemnification. Each of PXRE Group and the Purchasers has agreed to indemnify the other, and the other's affiliates, agents and representatives, from and against certain losses, claims, damages or liabilities to which they may become subject under the securities laws or any federal or state law by any of them resulting from or arising out of certain untrue statements of material facts contained in any registration statement or omissions of material facts in any registration statement.

PXRE Group also agreed to pay an aggregate commitment fee of $2.0 million to Capital Z and Reservoir and to reimburse the Purchasers for certain fees and expenses incurred by Purchasers relating to the transaction up to an aggregate of $900,000.

                              ANTI-TAKEOVER EFFECTS

The Share Issuance Proposal could have a potential anti-takeover effect with respect to PXRE Group. The Series A, Series B and Series C Preferred Shares, upon conversion, will entitle the Purchasers to acquire a substantial percentage of the outstanding Common Shares. As of December 10, 2001, the Preferred Shares, on a fully converted basis, would represent approximately 44.6% of the outstanding Common Shares of PXRE Group.

In addition, the Share Issuance Proposal involves the issuance of securities that will entitle the holders to special voting rights. The holders of the Series A Preferred Shares will have the exclusive right to select up to two of eleven members of the Board of Directors; the holders of the Series B Preferred Shares will have the right to select one member of the Board of Directors; and the holders of the Series C Preferred Shares will have the right to select one member of the Board of Directors. As a result of the Purchasers' substantial ownership interest in PXRE Group's securities, it may be more difficult for a third party to acquire PXRE Group. By virtue of a substantial percentage of the Common Shares that the Purchasers would acquire upon conversion of the Series A, Series B and Series C Preferred Shares (and the Convertible Common Shares into which they are converted), a potential buyer would likely be deterred from any effort to acquire PXRE Group absent the consent of the Purchasers or their participation in the transaction. In addition, the consent of at least a majority of the outstanding shares of the Series A, Series B and Series C Preferred Shares, voting separately as a class, will be required for approval of certain actions. See "Description of Stock." As a result, the Preferred Share issuance contemplated by the Share Purchase Agreement might have the effect of preventing or discouraging an attempt by another person or entity to take over or otherwise gain control over PXRE Group. As of the date of this Proxy Statement, management knows of no specific effort to accumulate securities of PXRE Group or to obtain control of PXRE Group by means of a merger, amalgamation, tender offer or solicitation in opposition to management or otherwise.

            VOTE REQUIRED FOR APPROVAL OF THE SHARE ISSUANCE PROPOSAL

Pursuant to the rules of the NYSE and PXRE Group's listing agreement with the NYSE with respect to the outstanding Common Shares, Shareholder approval is required for the issuance of securities convertible into Common Shares if the Common Shares into which securities are convertible will have voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities. The Preferred Share issuance contemplated by the Share Purchase Agreement will constitute such an issuance. Shareholder approval of Proposal 1, the Share Issuance Proposal, will constitute Shareholder approval for NYSE purposes. Under the rules of the NYSE, the affirmative vote of the holders of a simple majority of the shares of Common Shares cast in person or by proxy and entitled to vote at the Meeting is required to approve Proposal 1, provided that the total vote cast on the proposal represents a majority of the outstanding shares carrying the right to vote.

PXRE Group does not believe that the Preferred Share issuance will result in a change in control of PXRE Group. To the extent, however, that it could be viewed as resulting in a change in control, approval of the Share Issuance Proposal would constitute shareholder approval of the change in control for NYSE purposes.

Each of the Share Issuance Proposal, the New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal will be voted on separately by the Shareholders of PXRE Group. Neither PXRE Group nor the Purchasers is obligated to consummate the transactions in the event Shareholders fail to approve any of the Share Issuance Proposal, New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal.

         THE BOARD OF DIRECTORS OF PXRE GROUP UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

                                   PROPOSAL 2

                   APPROVAL OF THE NEW COMMON SHARES PROPOSAL

         At a meeting held on December 9, 2001, the Board of Directors, by unanimous vote, approved, subject to approval by the Shareholders, a resolution authorizing the division of 20,000,000 of PXRE Group's 50,000,000 authorized Common Shares into three new classes of Common Shares of PXRE Group: Class A Common Shares, Class B Common Shares and Class C Common Shares.

         The Share Purchase Agreement provides for the creation of the Class A Common Shares, the Class B Common Shares and the Class C Common Shares. Assuming that the Share Issuance Proposal and the New Common Shares Proposal are approved by the Shareholders, pursuant to the Share Purchase Agreement, PXRE Group will be required to issue 7,500 shares of Series A Preferred Shares, 5,000 shares of Series B Preferred Shares and 2,500 shares of Series C Preferred Shares to the Purchasers. The Series A Preferred Shares will be convertible into Class A Common Shares, the Series B Preferred Shares will be convertible into Class B Common Shares and the Series C Preferred Shares will be convertible into Class C Common Shares. In addition to the division of Common Shares into the new Class A, Class B and Class C Common Shares, the approval of Shareholders is being sought to the proposal that the new Class A Common Shares, Class B Common Shares and Class C Common Shares shall automatically be redesignated as Common Shares of PXRE Group upon, and to the extent of, the exercise of the conversion rights attaching to the new Class A Common Shares, Class B Common Shares and Class C Common Shares on a one-for-one basis.

         Bye-law 7(1)(c) of the Bye-Laws of PXRE Group provides that PXRE Group may divide Common Shares into classes, provided that any such division of Common Shares be approved by an ordinary resolution of our Shareholders.

         The terms and provisions of the rights, preferences and privileges of Class A Common Shares, Class B Common Shares and Class C Common Shares are set forth in Description of Stock, attached hereto as Exhibit II. For a summary of these terms see "Proposal I--Approval of the Share Issuance Proposal."

          VOTE REQUIRED FOR APPROVAL OF THE NEW COMMON SHARES PROPOSAL

         The New Common Shares Proposal must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

         Each of the Share Issuance Proposal, the New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal will be voted on separately by the Shareholders of PXRE Group. Neither PXRE Group nor the Purchasers is obligated to consummate the transactions in the event Shareholders fail to approve any of the Share Issuance Proposal, the New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NEW COMMON SHARES PROPOSAL.

                                   PROPOSAL 3

              APPROVAL OF THE INCREASED BOARD OF DIRECTORS PROPOSAL

         At a meeting held on December 9, 2001, the Board of Directors, by unanimous vote, approved, subject to approval by the Shareholders, a resolution increasing the size of the Board of Directors by two members, to a total of eleven members, in accordance with the Share Purchase Agreement, attached hereto as Appendix I.

         Assuming that the Increased Board of Directors Proposal is approved, certain seats on the eleven member Board of Directors will be filled in accordance with the Share Purchase Agreement and "Proposal 4--Approval of the Class IV Directors Proposal", if Proposal 4 is also approved. Purchases shall be entitled to four Board seats until such time as the Purchasers, together with affiliates and limited partners, no longer beneficially own in the aggregate the requisite levels of ownership of the Preferred Shares acquired under the Share Purchase Agreement (including, for purposes of such calculations, the Convertible Common Shares held by such persons). For a discussion of such requisite levels of ownership for maintaining Board seats for the respective Purchasers, see "Board Representation" in the Description of Stock attached hereto as Appendix II. Any Director seats relinquished by Purchasers as a result of the failure to maintain requisite ownership levels shall be filled thereafter in accordance with Bye-law 22 of the PXRE Group Bye-Laws.

     VOTE REQUIRED FOR APPROVAL OF THE INCREASED BOARD OF DIRECTORS PROPOSAL

         The Increased Board of Directors Proposal must be approved by a simple majority of the votes cast on the proposal, provided a majority of the outstanding shares carrying the right to vote are represented in person or by proxy.

         Each of the Share Issuance Proposal, the New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal will be voted on separately by the Shareholders of PXRE Group. Neither PXRE Group nor the Purchasers is obligated to consummate the transactions in the event Shareholders fail to approve any of the Share Issuance Proposal, the New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE INCREASED BOARD OF DIRECTORS PROPOSAL.

                                   PROPOSAL 4

                   APPROVAL OF THE CLASS IV DIRECTORS PROPOSAL

         At a meeting held on December 9, 2001, the Board of Directors, by unanimous vote, approved, subject to approval by special resolution of the Shareholders, an amendment to PXRE Group's Bye-Laws to create a new Class IV of directors, in accordance with the Share Purchase Agreement, attached hereto as
Exhibit I. The terms of the proposed special resolution are set forth in the Description of Stock, attached hereto as Appendix II. Shareholders are urged to read Appendix II in its entirety.

         Bye-law 22(a) governs the election and removal of PXRE Group's Board of Directors. The Bye-Laws currently provide that the Board of Directors be divided in three classes with staggered three year terms, Classes I, II and III. The proposed special resolution will create a new class of directors, Class IV, as a separate class of directors which will be selected by the Purchasers. Class IV Directors will be selected annually and will have all of the same rights and powers as the Class I, II and III Directors.

         If Proposal 4 is approved together with Proposals 1, 2 and 3 by the Shareholders, subject to certain share ownership requirements, holders of the Series A Preferred Shares, separately as a class and together with the holders of Class A Common Shares, will be entitled to select up to two of PXRE Group's eleven directors, holders of the Series B Preferred Shares, separately as a class and together with Class B Common Shares, will be entitled to select one of PXRE Group's eleven directors as a Reservoir Director and holders of the Series C Preferred Shares, separately as a class and together with Class C Common Shares, will be entitled to select one of PXRE Group's eleven directors as a Rainwater Director. In the event any Purchaser fails to maintain any requisite ownership level and relinquishes a Board seat as a result, such Board seat will thereafter be filled in accordance with Bye-law 22 of the PXRE Group Bye-Laws.

         Two vacancies on PXRE Group's Board of Directors will be created upon consummation of the Preferred Share issuance as a result of the resignations of David W. Searfoss and one other current director to be determined. Concurrent with the consummation of the transaction, two persons designated by Capital Z will be selected to serve on the Board, one person selected by Reservoir will serve on the Board and one person selected by Rainwater will serve on the Board. Each of Capital Z, Reservoir and Rainwater have advised PXRE Group that, upon consummation of the Preferred Share issuance, it will designate the persons named below as the two Capital Z Directors, one Reservoir Director and one Rainwater Director, respectively, to serve until the next annual meeting of Shareholders and until their successors are selected by the holders of the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares (together with holders of respective Convertible Common Shares then held) and have been duly qualified. Capital Z, Reservoir and Rainwater have advised PXRE Group that they currently do not know of any circumstance which could render any of these individuals unable to take office. The following sets forth certain information concerning the persons who have been designated by Capital Z, Reservoir and Rainwater to serve on PXRE Group's Board of Directors as the Capital Z Directors, the Reservoir Director and the Rainwater Director.

Bradley E. Cooper, 35 (for Capital Z Director)

Mr. Cooper is a Partner and co-founder of Capital Z. Prior to joining Capital Z, Mr. Cooper served in similar roles at Insurance Partners, L.P. ("Insurance Partners") and International Insurance Investors, L.P. Prior to the formation of Insurance Partners, Mr. Cooper was a Vice President of International Insurance Advisors, Inc. and was an investment banker in the Financial Institutions Group at Salomon Brothers, Inc. Mr. Cooper serves on the Board of Directors of Highlands Insurance Group, CERES Group, Inc., Universal American Financial Corp. and SNTL Corp.

Susan S. Fleming, 31 (for Capital Z Director)

Ms. Fleming is a Principal of Capital Z. Prior to joining Capital Z, Ms. Fleming served as Vice President of Insurance Partners and was an investment banker in the Mergers and Acquisitions Financial Institutions Group at Morgan Stanley & Co. Ms. Fleming currently serves on the Board of Directors of Universal American Financial Corp. and CERES Group, Inc.

Craig A. Huff, 37 (for Reservoir Director)

Mr. Huff is a Managing Director and co-founder of Reservoir Capital Group, a New York-based private investment firm. Prior to co-founding Reservoir, he was a partner at Ziff Brothers Investments, a generalist investment firm managing Ziff family capital. Previously, he served as a Nuclear Submarine Officer in the U.S. Navy. Mr. Huff currently serves on the Board of Directors of Orange-co, Inc. and ARC Systems, Inc.

Rob Stavis, 39 (for Rainwater Director)

Mr. Stavis is a Partner of Bessemer Venture Partners, a private venture capital firm, and focuses on investments in financial services technologies and business process automation. Prior to joining Bessemer, he was the co-head of global arbitrage trading for Salomon Smith Barney. While at Salomon Smith Barney, Mr. Stavis served as a member of the firm's operating committee, risk management committee and the control and compliance committee. He currently serves on the Board of Directors of Access International Financial Services, Inc., CapitalThinking, Inc., Diogenes, Inc. and Supercritical Combustion Corporation.

          VOTE REQUIRED FOR APPROVAL OF THE CLASS IV DIRECTORS PROPOSAL

         The Class IV Directors Proposal must be approved by an affirmative vote of 66 2/3% of the outstanding Common Shares entitled to vote. The Bye-Laws provide that an amendment to Section 22 must be approved by a special resolution of the Shareholders. Such a special resolution requires the vote of 66 2/3% of the outstanding Common Shares of PXRE Group entitled to vote.

         Each of the Share Issuance Proposal, the New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal will be voted on separately by the Shareholders of PXRE Group. Neither PXRE Group nor the Purchasers is obligated to consummate the transactions in the event Shareholders fail to approve each of the Share Issuance Proposal, the New Common Shares Proposal, the Increased Board of Directors Proposal and the Class IV Directors Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CLASS IV DIRECTORS PROPOSAL.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the beneficial ownership of Common Shares of PXRE Group as of December 7, 2001, by (i) each director, (ii) the Chief Executive Officer and each of the other four most highly compensated executive officers during the fiscal year ending December 31, 2001, (iii) all directors and executive officers as a group, and (iv) to our knowledge, beneficial owners of more than 5% of its Common Shares.

                                                                                                     Percent
Title of Class              Name and Address                          Shares Beneficially Owned     of Class
--------------              ----------------                          -------------------------     --------
Common Shares    Gerald L. Radke...................................    232,094(1)                      1.95%
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    F. Sedgwick Browne................................    26,947(2)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Robert W. Fiondella...............................    34,372(2)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Franklin D. Haftl.................................    26,015(2)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Bernard Kelly.....................................    33,341(2)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Halbert D. Lindquist...............................    5,325(2)                        *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Wendy Luscombe....................................    28,872(2)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Philip R. McLoughlin..............................    27,503(2)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    David W. Searfoss.................................    32,805(2)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Michael J. Bleisnick..............................    85,305(3)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    James F. Dore.....................................    44,891(4)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Gordon Forsyth, III...............................    102,543(5)                      *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Jeffrey Radke.....................................    52,325(6)                       *
                 c/o PXRE Group Ltd.
                 99 Front Street
                 Hamilton HM 12
                 Bermuda

Common Shares    Phoenix Life......................................    1,131,700 shares(7)              9.53%
                 Insurance Company and Affiliates
                 One American Row
                 Hartford, CT  06115

Common Shares    Select Reinsurance Ltd............................    1,112,200 shares(8)              9.37%
                 Corner House
                 20 Parliament Street, 4th Floor
                 Hamilton, HM 12 Bermuda

Common Shares    DePrince, Race & Zollo, Inc.......................    1,309,300 shares(9)             11.03%
                 201 S. Orange Avenue
                 Suite 850
                 Orlando, FL  32801

Common Shares    Royce & Associates, Inc...........................     988,103 shares(10)              8.32%
                 1414 Avenue of the Americas
                 New York, NY  10019

Common Shares    FMR Corp. and Affiliates..........................   1,189,000 shares(11)             10.02%
                 82 Devonshire Street
                 Boston, MA  02109

Common Shares    SAB Capital Advisors, L.L.C. and Affiliates.......   1,178,900 shares(12)              9.93%
                 650 Madison Avenue
                 26th Floor
                 New York, NY  10022

                 All directors and executive officers
                      as a group (13 persons)......................    731,445(13)                      6.16%

* Beneficially owns less than 1% of PXRE Group's issued and outstanding Common Shares.

(1) The number of Common Shares set forth opposite Mr. Radke's name includes currently exercisable options to purchase 118,990 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, such Common Shares for which Mr. Radke holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Radke.

(2) Includes with respect to each of the following individuals, currently exercisable options to purchase the indicated number of Common Shares: Mr. Browne, 14,832 shares; Mr. Fiondella, 31,872 shares; Mr. Haftl, 23,380 shares; Mr. Kelly, 27,028 shares; Mr. Lindquist, 4,325 shares; Ms. Luscombe, 26,722 shares; Mr. McLoughlin, 24,336 shares; and Mr. Searfoss, 29,705 shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, such Common Shares for which the named director holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by such director.

(3) Includes currently exercisable options to purchase 54,984 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 54,984 Common Shares for which Mr. Bleisnick holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Bleisnick.

(4) Includes currently exercisable options to purchase 12,500 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 12,500 Common Shares for which Mr. Dore holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Dore.

(5) Includes currently exercisable options to purchase 59,652 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 59,652 Common Shares for which Mr. Forsyth holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Forsyth.

(6) Includes currently exercisable options to purchase 12,500 Common Shares. In accordance with Rule 13d-3(d)(1) under the Exchange Act, the 12,500 Common Shares for which Mr. Radke holds currently exercisable options have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by Mr. Radke.

(7) According to the Form 13F filed with the Securities and Exchange Commission (the Commission) on November 13, 2001 by Phoenix Life Insurance Company (Phoenix Life) and various affiliates thereof, Phoenix Life may be deemed to beneficially own the 1,131,700 Common Shares indicated opposite Phoenix Life's name in the above table. Phoenix Home Life reports shared voting power in respect of the 1,131,700 Common Shares.

(8) According to the Schedule 13G and Schedule 13D filed with the Commission on November 26, 2001 by Select Reinsurance Ltd. (Select Re), Select may be deemed to beneficially own the 1,112,200 Common

     Shares indicated opposite Select Re's name in the above table. Select Re reports sole voting power and sole dispositive power in respect of the 1,112,200 Common Shares, except that voting and dispositive power is exercised through Select Re's sole investment advisor Mariner Investment Group, Inc. and accordingly may be deemed to share voting and dispositive power. Select Re also reports that Mr. William Michaelcheck is 100% Shareholder of Mariner Investment Group, Inc. and Chairman of the Board of Select Re.

(9) According to the Form 13F filed with the Commission on November 7, 2001 by DePrince, Race & Zollo, Inc. (DePrince), DePrince may be deemed to beneficially own the 1,309,300 Common Shares indicated opposite DePrince's name in the above table. DePrince reports sole voting power in respect of the 1,309,300 Common Shares. As provided by Bye-Law 20(4) of the PXRE Group Bye-Laws, DePrince may not exercise voting power in excess of 9.9% of the total votes conferred on all the issued and outstanding shares of the PXRE Group. Accordingly, DePrince will only be permitted to exercise its vote with respect to 1,154,142 Common Shares.

(10) According to the Form 13F filed with the Commission on November 8, 2001 by Royce & Associates, Inc. (Royce), Royce may be deemed to beneficially own the 988,103 Common Shares indicated opposite Royce's name in the above table. Royce reports sole voting power in respect of the 988,103 Common Shares.

(11) According to the Form 13F filed with the Commission on November 14, 2001 by FMR Corp. (FMR) and various affiliates thereof, FMR may be deemed to beneficially own the 1,189,000 Common Shares indicated opposite FMR's name in the above table. FMR reports no voting power in respect of the 1,189,000 Common Shares. As provided by Bye-Law 20(4) of the PXRE Group Bye-Laws, FMR may not exercise voting power in excess of 9.9% of the total votes conferred on all the issued and outstanding shares of the PXRE Group. Accordingly, FMR will only be permitted to exercise its vote with respect to 1,154,142 Common Shares.

(12) Based on information provided to PXRE Group by SAB Capital Advisors, L.L.C. and Affiliates (SAB), SAB may be deemed to beneficially own the 1,178,900 Common Shares indicated opposite SAB's name in the above table. As provided by Bye-Law 20(4) of the PXRE Group Bye-Laws, SAB may not exercise voting power in excess of 9.9% of the total votes conferred on all the issued and outstanding shares of the PXRE Group. Accordingly, SAB will only be permitted to exercise its vote with respect to 1,154,142 Common Shares.

(13) The directors and executive officers as a group beneficially own 6.16% of PXRE Group's outstanding Common Shares. PXRE Group's directors and executive officers as a group hold currently exercisable options which have been added to the total number of issued and outstanding Common Shares solely for the purpose of calculating the percentage of such total number of issued and outstanding Common Shares beneficially owned by such directors and executive officers as a group.

         To PXRE Group's knowledge, no other person owns of record or beneficially more than 5% of the outstanding Common Shares as of December 7, 2001.

                                 OTHER BUSINESS

         It is not intended to bring before the Meeting any matters except those proposed herein. Management is not aware at this time of any other matters that are to be presented for action. If, however, any other matters properly come before the meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

                              SHAREHOLDER PROPOSALS

         If a Shareholder desires to present a proposal for inclusion in next year's Proxy Statement relating to the Annual General Meeting of Shareholders during the year 2002, such Shareholder must submit such proposal in writing to PXRE Group or receipt not later than December 31, 2001. Proposals must comply with the proxy rules relating to Shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in PXRE Group's 2002 proxy materials. Shareholders who wish to submit a proposal for consideration at PXRE Group's year 2002 annual general meeting of Shareholders, but who do not wish to submit a proposal for inclusion in PXRE Group's proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal no later than 45 days prior to the day and month of the notice of meeting pertaining to the 2001 Annual General Meeting of Shareholders during the year 2002 and otherwise comply with the notice provisions of PXRE Group's Bye-Laws. If a Shareholder fails to provide such 45 day notice, the respective proposal need not be addressed in the proxy materials and the proxies may exercise their discretionary voting authority when the proposal is raised at the Annual General Meeting. In either case, proposals should be delivered to PXRE Group Ltd., Suite 231, 12 Church Street, Hamilton, HM 11 Bermuda, Attention: Secretary.

                       WHERE YOU CAN FIND MORE INFORMATION

         PXRE Group files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by PXRE Group at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. PXRE Group's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

         The SEC allows us to "incorporate by reference" information into this proxy statement, which means that PXRE Group can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy statement incorporates by reference the documents set forth below that PXRE Group has previously filed with the SEC. These documents contain important information about PXRE Group, including information concerning such company's financial performance.

         (1) Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (filed with the SEC on March 29, 2001);

         (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001 (filed with the SEC on May 15, 2001, as amended by Form 10-Q/A filed with the SEC on August 20, 2001) and June 30, 2001 (filed with the SEC on August 20, 2001) and September 30, 2001 (filed with the SEC on November 14, 2001); and

         (3) Current Reports on Form 8-K filed with the SEC on March 16, 2001 (as amended by Form 8-K/A filed with the SEC on April 10, 2001) and on December 11, 2001.

         You may obtain a copy of PXRE Group's filings at no cost by writing to PXRE Group at PXRE Group Ltd., 99 Front Street, Hamilton HM 12 Bermuda,
Attention: Investor Relations or Treasurer, or by telephoning PXRE Group at 441-296-5858. If you would like to request documents from PXRE Group, please do so by __________, 2002 to receive them before PXRE Group's Special General Meeting of Shareholders. PXRE Group will send such documents by first-class mail within one business day of receiving any such request.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          ----------------------------------
                                          David J. Doyle
                                          Secretary
Hamilton, Bermuda
_____________________, 2002

                                                                    Appendix I








                            SHARE PURCHASE AGREEMENT


                          dated as of December 10, 2001


                                  by and among


                                 PXRE GROUP LTD.

                                       and


                             THE PURCHASERS NAMED ON
                                EXHIBIT A HERETO

                                TABLE OF CONTENTS


                                                                                                                 Page


ARTICLE I  DEFINITIONS...........................................................................................1
1.1      Definitions.............................................................................................1
ARTICLE II  SALE AND PURCHASE OF COMPANY SECURITIES; CLOSING.....................................................9
2.1      Sale and Purchase of Company Securities.................................................................9
2.2      The Closing............................................................................................10
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE COMPANY......................................................10
3.1      Organization and Qualification.........................................................................10
3.2      Authority..............................................................................................10
3.3      Capitalization.........................................................................................11
3.4      Subsidiaries; Joint Ventures...........................................................................12
3.5      No Conflicts...........................................................................................13
3.6      Brokers................................................................................................13
3.7      Exemption from Registration............................................................................13
3.8      Litigation.............................................................................................13
3.9      SEC Filings and Financial Statements...................................................................14
3.10     Events Subsequent to the Date of the Last Financial Statement..........................................14
3.11     Absence of Undisclosed Liabilities.....................................................................15
3.12     Title to Assets, Properties and Rights.................................................................15
3.13     Patents, Trademarks, Copyrights and Licenses...........................................................15
3.14     Governmental Consents..................................................................................16
3.15     No Consent or Approval Required........................................................................17
3.16     Compliance with Laws...................................................................................17
3.17     Reinsurance Contracts; Retrocession Agreements.........................................................17
3.18     Loss Reserves; Actuarial Reports.......................................................................18
3.19     Taxes..................................................................................................18
3.20     Employees..............................................................................................19
3.21     ERISA..................................................................................................20
3.22     Ordinary Course........................................................................................20
3.23     Insurance..............................................................................................20
3.24     Statutory Statements...................................................................................21
3.25     Binding Authority......................................................................................21
3.26     Material Contracts.....................................................................................21
3.27     Affiliate Transactions.................................................................................22
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER....................................................22
4.1      Organization; Power and Authority......................................................................22
4.2      No Conflicts...........................................................................................22
4.3      Investor Representations...............................................................................23
4.4      Additional Information.................................................................................24
ARTICLE V  SHAREHOLDER AND REGULATORY APPROVAL AND OTHER CONSENTS...............................................24
5.1      Proxy Statement and Other Filings; Board Recommendations...............................................24

                                TABLE OF CONTENTS
                                  (continued)


                                                                                                                 Page


5.2      Shareholder Meeting....................................................................................25
5.3      Connecticut Approval...................................................................................26
5.4      Other Authorizations; Consents.........................................................................27
5.5      Further Assurances.....................................................................................27
ARTICLE VI  COMPANY COVENANTS...................................................................................28
6.1      Visits and Inspections.................................................................................28
6.2      Maintenance of Books and Records; Financial Statements; Report; Etc....................................28
6.3      Use of Proceeds........................................................................................28
6.4      Shares Issuable Upon Conversion........................................................................28
6.5      Public Announcements...................................................................................28
6.6      Exclusivity............................................................................................29
6.7      Conduct of Business....................................................................................29
6.8      Updating Schedules.....................................................................................31
ARTICLE VII  INDEMNIFICATION....................................................................................32
7.1      Indemnification........................................................................................32
ARTICLE VIII  CONDITIONS TO CLOSING.............................................................................35
8.1      The Purchasers' Conditions.............................................................................35
8.2      Company's Conditions...................................................................................37
ARTICLE IX  TERMINATION AND ABANDONMENT.........................................................................38
9.1      Termination of Agreement and Abandonment of Transactions...............................................38
9.2      Procedures and Effect of Termination...................................................................39
ARTICLE X  MISCELLANEOUS........................................................................................40
10.1     Notices................................................................................................40
10.2     Payment of Expenses....................................................................................41
10.3     Entire Agreement.......................................................................................41
10.4     Survival of Covenants..................................................................................41
10.5     Further Assurances; Post-Closing Cooperation...........................................................41
10.6     Waiver.................................................................................................41
10.7     Amendment..............................................................................................41
10.8     Third Party Beneficiaries..............................................................................41
10.9     No Assignment; Binding Effect..........................................................................41
10.10    Headings...............................................................................................42
10.11    Invalid Provisions.....................................................................................42
10.12    Governing Law..........................................................................................42
10.13    Waiver of Jury Trial...................................................................................42
10.14    Jurisdiction...........................................................................................43
10.15    Construction...........................................................................................43
10.16    Counterparts...........................................................................................43
10.17    Publicity..............................................................................................43
10.18    Confidentiality........................................................................................43

         This SHARE PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Agreement"), dated as of December 10, 2001, is made and entered into, by and among PXRE Group Ltd., a Bermuda company (the "Company"), and each of the Purchasers named on the signature page hereto (the "Purchasers" and each a "Purchaser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company desires to sell to the Purchasers and the Purchasers desire to purchase from the Company, Series A Convertible Voting Preferred Shares, par value $1.00 per share, Series B Convertible Voting Preferred Shares, par value $1.00 per share, and Series C Convertible Voting Preferred Shares, par value $1.00 per share, all upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                 1.1 Definitions. As used in this Agreement, the following defined terms shall have the meanings indicated below:

         "A1 Preferred Shares" means those Series A Preferred Shares issued as a sub-series and designated as A1 Preferred Shares.

         "A2 Preferred Shares" means those Series A Preferred Shares issued as a sub-series and designated as A2 Preferred Shares.

         "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person; provided, however, that with respect to Capital Z, CZI shall not be considered an Affiliate. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

         "Agreement" has the meaning ascribed to it in the forepart hereof.

         "Annual Report" has the meaning ascribed to it in Section 3.9(a).

         "Assets and Properties" means, with respect to any Person, all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned

                                   A-1-1
or leased by such Person, including cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

         "B1 Preferred Shares" means those Series B Preferred Shares issued as a sub-series and designated as B1 Preferred Shares.

         "B2 Preferred Shares" means those Series B Preferred Shares issued as a sub-series and designated as B2 Preferred Shares.

         "Balance Sheet" has the meaning ascribed to it in Section 3.10.

         "Bermuda Approval" means the Bermuda Monetary Authority's prior written approval of the issuance and transferability of the Company Securities contemplated hereunder.

         "Board of Directors" means the Board of Directors of the Company.

         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in Bermuda and the State of New York are authorized or obligated to close.

         "Business or Condition" means the business, condition (financial or otherwise), results of operations, Assets and Properties of the Company and each of its Subsidiaries, individually or in the aggregate.

         "C1 Preferred Shares" means those Series C Preferred Shares issued as a sub-series and designated as C1 Preferred Shares.

         "C2 Preferred Shares" means those Series C Preferred Shares issued as a sub-series and designated as C2 Preferred Shares.

         "Class A Common Shares" means the Class A Convertible Voting Common Shares, par value $1.00 per share, of the Company issuable upon conversion of the Series A Preferred Shares and having the rights, restrictions and preferences specified in the Description of Stock.

         "Class B Common Shares" means the Class B Convertible Voting Common Shares, par value $1.00 per share, of the Company issuable upon conversion of the Series B Preferred Shares and having the rights, restrictions and preferences specified in the Description of Stock.

         "Class C Common Shares" means the Class C Convertible Voting Common Shares, par value $1.00 per share, of the Company issuable upon conversion of the Series C Preferred Shares and having the rights, restrictions and preferences specified in the Description of Stock.

         "Closing" means the closing of the transactions contemplated by Section 2.2.




                                   A-1-2

         "Closing Date" has the meaning ascribed to it in Section 2.2(a).

         "Common Shares" has the meaning ascribed to it in Section 3.3(a).

         "Company" has the meaning ascribed to it in the forepart of this Agreement.

         "Company Securities" means, collectively, the Preferred Shares, the Class A Common Shares, Class B Common Shares and Class C Common Shares issuable upon conversion of the Preferred Shares and the Common Shares issuable upon conversion of the Class A Common Shares, Class B Common Shares and Class C Common Shares.

         "Connecticut Approval" has the meaning ascribed to it in Section 5.3.

         "Connecticut Department" means the Insurance Department of the State of Connecticut.

         "Connecticut Insurance Law" means the insurance Law of the State of Connecticut.

         "Contract" means any agreement (including licenses with non-governmental Persons), lease, evidence of Indebtedness, mortgage, indenture, security agreement or other instrument or contract, whether written or oral.

         "Convertible Common Shares" means Class A Common Shares, Class B Common Shares and Class C Common Shares.

         "CZI" means Capital Z Investments, L.P. and Capital Z Investments II, L.P.

         "Description of Stock" means the Description of Stock of the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, the Class A Common Shares, the Class B Common Shares and the Class C Common Shares in the form attached as Exhibit B hereto.

         "Encumbrance" means any security interest, lien, pledge, claim, charge, escrow, encumbrance, option, right of first offer, right of first refusal, preemptive right, mortgage, indenture, security agreement or other similar agreement, arrangement, contract, commitment, understanding or obligation, whether written or oral and whether or not relating in any way to credit or the borrowing of money.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

         "ERISA Affiliate" shall mean, with respect to the Company, any trade or business (whether or not incorporated) under common control with the Company and which, together with the Company, are treated as a single employer within the meaning of Sections 414(b) or (c) of the IRC, excluding each Purchaser and each other Person which would not be an ERISA Affiliate if Purchaser did not own any issued and outstanding




                                   A-1-3
shares of stock of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

         "Existing Equity Plans" has the meaning ascribed to it in Section 6.6.

         "Expense Letter" means that certain letter agreement, dated as of November 16, 2001, as amended pursuant to that certain Letter Amendment dated as the date hereof, by and between the Company and certain of the Purchasers pursuant to which the Company agreed to reimburse the Purchasers for certain expenses.

         "Fee Letter" means that certain letter agreement, dated as of November 18, 2001, by and between the Company and certain of the Purchasers.

         "Financial Statements" has the meaning ascribed to it in Section
3.9(b).

         "Form A Filing" has the meaning ascribed to it in Section 5.3.

         "GAAP" has the meaning ascribed to it in Section 3.9(b).

         "Governmental Authorizations" has the meaning ascribed to it in Section 3.14(a).

         "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official, department, commission board or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

         "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "HSR Approval" means any approvals required by the HSR Act in connection with the issuance of the Company Securities and all other transactions contemplated hereunder.

         "Indebtedness" means (a) all indebtedness of the Company, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by others and guaranteed, directly or indirectly, by the Company, (iii) for money borrowed by others for which the Company provides security, (iv) constituting purchase money indebtedness the payment of which the Company is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the Company's books in accordance with generally accepted accounting principles or (vi) under any other arrangement under which obligations are recorded as indebtedness on the Company's books in accordance with generally accepted accounting principles and (b) any modifications, refundings, deferrals,




                                   A-1-4
renewals or extensions of any such Indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such Indebtedness; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries or between any two of more such direct or indirect wholly-owned Subsidiaries of the Company.

         "Intellectual Property" means trademarks and service marks (whether registered or unregistered), trade names and designs, together with all goodwill related to the foregoing; patents (including any continuations, continuations in part, renewals and applications for any of the foregoing); copyrights (including any registrations and applications therefor and whether registered or unregistered); internet domain names; computer software; databases; works of authorship; mask works; technology; trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models, user interfaces, customer lists, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information.

         "Investment Agreement" means the Investment Agreement by and among the Company and the Purchasers, the form of which is attached as Exhibit C hereto.

         "Investment Assets" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by the Company or any Subsidiary.

         "IRC" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Law" or "Laws" means, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

         "Liabilities" means all Indebtedness, obligations and other liabilities (or contingencies that have not yet become liabilities) of a Person, whether absolute, accrued, contingent (or based upon any contingency), known or unknown, fixed or otherwise, or whether due or to become due.

         "Losses" has the meaning ascribed to it in Section 7.1(a).

         "Material Adverse Effect" means a material adverse effect on (x) the business, operations or financial position of any of the Company and its Subsidiaries, taken as a whole, (y) the ability of the Company to perform in a timely manner any of its obligations under this Agreement or any of the other Operative Documents or any transaction contemplated hereby or thereby or (z) the legality, validity or enforceability of this Agreement and the other Operative Documents; provided, however, that any change, effect, event condition or development, occurrence or state of facts resulting





                                   A-1-5
from or arising in connection with the following shall not constitute a Material Adverse Effect for purposes of this Agreement, the other Operative Documents and the transactions contemplated hereby and thereby:

                  (i) the public announcement of this Agreement and the transactions herein contemplated;

                  (ii)     changes in Law, GAAP or SAP; or

                  (iii) changes in the value of the Company's fixed income investment portfolio (for purposes of clarification, investments in hedge funds and similar investments are excluded from such investment portfolio) resulting from changes in prevailing interest rates.

         Notwithstanding the foregoing, the following shall be excluded from the determination of whether a Material Adverse Effect has occurred solely to the extent that they do not collectively exceed $18 million in the aggregate on a net after-tax basis, in each case, with respect to such matter: (A) losses arising solely from a single loss occurrence occurring after the date hereof but prior to the Closing (after giving effect to any applicable reinsurance recoverable due to the Company, any reinstatement premiums due to or payable by the Company and any adjustments in profit and ceding commissions, in each case relating to such losses) and (B) any Loss Development (as such term is described in the Description of Stock).

         "Material Contracts" means (i) all of the Company's and its Subsidiaries' Contracts which involve aggregate payments over the term of each such Contract by or to the Company or its Subsidiaries of more than $1 million or which extend for a term of more than a year from the date hereof, (ii) all of the Company's and its Subsidiaries' material loan agreements, bank lines or credit agreements, indentures, mortgages, deeds of trust, pledge and security agreements, letters of credit or other debt instruments, (iii) all employment contracts entered into by the Company or any of its Subsidiaries, (iv) any guarantees of more than $1 million (individually) by the Company or any of its Subsidiaries, (v) all non-competition and other similar agreements (including without limitation those limiting the Company or any Affiliate thereof from directly or indirectly engaging in any line of business, offering any products or services or otherwise competing with any Person) and (vi) all other material contracts not made in the ordinary course of business; provided that Material Contracts shall not include reinsurance agreements or retrocessional agreements entered into in the ordinary course of business of the Company and its Reinsurance Subsidiaries.

         "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, and to which Company, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

         "Operative Documents" means this Agreement, the Investment Agreement, the Expense Letter, the Fee Letter, all other agreements to be executed and delivered




                                   A-1-6
pursuant to this Agreement between one or more Purchasers, on the one hand, and the Company, on the other hand, the Description of Stock and all other documents, certificates or instruments as may be contemplated hereby or thereby, as modified or amended from time to time.

         "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

         "Post-Signing Events" has the meaning ascribed to it in Section 6.8(a).

         "Pre-Signing Events" has the meaning ascribed to it in Section 6.8(a).

         "Preferred Shares" means the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, and any sub-series established thereof, in each case having the rights, restrictions, privileges and preferences specified in the Description of Stock.

         "Proxy Statement" means the proxy statement to be delivered to the shareholders of the Company in connection with the special meeting of the Company's shareholders to consider the proposals to (i) authorize the issuance of the Company Securities in accordance with this Agreement or in accordance with the terms of the Preferred Shares or the Convertible Common Shares, as the case may be, (ii) create Convertible Common Shares, (iii) increase the size of the Board of Directors from nine members to eleven members and (iv) establish Class IV Directors and the terms of election or appointment thereof by the holders of the Preferred Shares and the Convertible Common Shares.

         "Public Offering" means the offer for sale to the public in an underwritten offering of Common Shares pursuant to an effective registration statement filed under the Securities Act.

         "Purchase Price" has the meaning ascribed to it in Section 2.1.

         "Purchasers" has the meaning ascribed to it in the forepart of this Agreement.

         "Quarterly Report" has the meaning ascribed to it in Section 3.9(a).

         "Reinsurance Agreements" has the meaning ascribed to it in Section 3.17(a).

         "Reinsurance Subsidiary" means each of PXRE Reinsurance Ltd., a company organized under the laws of Bermuda and a direct wholly-owned subsidiary of the Company, PXRE (Barbados) Ltd., a company organized under the laws of Barbados and a direct wholly-owned subsidiary of the Company, and PXRE Reinsurance Company, an insurance company organized under the laws of Connecticut and an indirect wholly-owned Subsidiary of the Company.

         "SAP" means, with respect to a reinsurance or insurance company, the accounting procedures and practices prescribed or permitted from time to time by the National




                                   A-1-7

Association of Insurance Commissioners and adopted or promulgated by the insurance regulatory authority in the state in which such reinsurance or insurance company is domiciled and employed in a consistent manner throughout the periods involved; provided that, with respect to reinsurance or insurance companies not domiciled in the United States, SAP shall mean the accounting procedures and practices adopted or promulgated from time to time by the insurance regulatory authority in the jurisdiction in which such reinsurance or insurance company is domiciled.

         "SEC" means the United States Securities and Exchange Commission.

         "SEC Document" means each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since December 31, 2000.

         "Securities Act" means the Securities Act of 1933, as amended, of the United States of America and the rules and regulations of the SEC thereunder.

         "Series A Preferred Shares" means the Series A Convertible Voting Preferred Shares, par value $1.00 per share, including shares allocated as sub-series A1 Preferred Shares and A2 Preferred Shares, issued pursuant to this Agreement and having the rights, restrictions, privileges and preferences specified in the Description of Stock.

         "Series B Preferred Shares" means the Series B Convertible Voting Preferred Shares, par value $1.00 per share, including shares allocated as sub-series B1 Preferred Shares and B2 Preferred Shares, issued pursuant to this Agreement and having the rights, restrictions, privileges and preferences specified in the Description of Stock.

         "Series C Preferred Shares" means the Series C Convertible Voting Preferred Shares, par value $1.00 per share, including shares allocated as sub-series C1 Preferred Shares and C2 Preferred Shares, issued pursuant to this Agreement and having the rights, restrictions, privileges and preferences specified in the Description of Stock.

         "Shareholder Approval" means the Company's shareholders' approval of the following matters, in each case as described in the Proxy Statement: (i) the issuance of the Company Securities in accordance with this Agreement or in accordance with the terms of the Preferred Shares or the Convertible Common Shares, as the case may be, (ii) the creation of Convertible Common Shares,
(iii) an increase in the size of the Board of Directors from nine members to eleven members and (iv) the establishment of Class IV Directors and the terms of election or appointment thereof by the holders of the Preferred Shares and the Convertible Common Shares.

         "Shareholders' Meeting" means the special meeting of the Company's shareholders to be held by the Company in accordance with Section 5.2 hereof.

         "Subsidiary" means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof.



                                   A-1-8

         "Taxes" has the meaning ascribed to it in Section 3.19(a).

         "Tax Returns" has the meaning ascribed to it in Section 3.19(a).

         "Transfer" means, directly or indirectly, any sale, transfer, assignment, hypothecation, pledge or other disposition of any Company Securities or any interests therein.

         "Unsolicited Proposal" has the meaning ascribed to it in Section 6.6.

         "Welfare Plan" shall mean any welfare plan, as defined in Section 3(1) of ERISA, which is maintained or contributed to by the Company, any of its Subsidiaries or any ERISA Affiliate.

                                   ARTICLE II

                SALE AND PURCHASE OF COMPANY SECURITIES; CLOSING

         2.1 Sale and Purchase of Company Securities. Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Purchasers and the Company contained herein or made pursuant hereto, the Company agrees to sell to each of the Purchasers, and each Purchaser severally agrees to purchase from the Company on the Closing Date, the number of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares set forth opposite such Purchaser's name on Exhibit A hereto. The aggregate principal purchase price to be paid to the Company by each such Purchaser for such Preferred Shares is specified opposite each respective Purchaser's name on Exhibit A (such amount, the "Purchase Price").

         2.2 The Closing.

         (a) Subject to the terms and conditions hereof, the closing (the "Closing") of the purchase and sale of the Preferred Shares will take place at the offices of Conyers Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, or at such other place as the Company and Purchasers shall mutually agree, at 10:00 A.M., Bermuda time, on the fifth Business Day following the date on which the last of the conditions to Closing set forth in Sections 8.1 and 8.2 have been satisfied or waived by the party or parties entitled to waive the same or such other date as to which the Company and the Purchasers shall mutually agree (the date and time of the Closing are herein referred to as the "Closing Date").

         (b) Subject to the terms and conditions hereof, on the Closing Date (i) the Company will deliver to the Purchasers the Preferred Shares by delivering to each Purchaser a certificate, registered in the name of such Purchaser (or its designee, if any such designee is specified on Exhibit A) and reflecting the number of Preferred Shares purchased by such Purchaser and (ii) each Purchaser will deliver to the Company, by wire transfer to an account designated by the Company, an amount equal to the Purchase Price for such Preferred Shares in federal or other immediately available funds. At the Closing, there shall be delivered to the Company's U.S. Counsel in New York and the




                                   A-1-9

Purchasers' U.S. Counsel in New York, as the case may be, the opinions, certificates and other agreements, documents and instruments to be delivered under Article VIII.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Purchasers as follows:

                  3.1 Organization and Qualification. The Company and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company and each Subsidiary is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction where the nature of its business or the ownership of property make such qualification necessary, except where the failure to be so qualified, individually or in the aggregate with all such failures, would not and could not reasonably be expected to have a Material Adverse Effect.

                  3.2 Authority.

                  (a) The Company has full power and authority to execute and deliver this Agreement and the other Operative Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (subject to the Shareholder Approval, the Bermuda Approval and the Connecticut Approval). The execution, delivery and performance by the Company of this Agreement, the Expense Letter and the Fee Letter and the consummation by it of the transactions contemplated hereby and thereby have been, and the other Operative Documents will be, duly and validly authorized by all necessary action by its Board of Directors, and no other corporate action (other than the Shareholder Approval solely with respect to the matters described in the definition of such term) is necessary to authorize the execution, delivery and performance of this Agreement and the other Operative Documents and the consummation by the Company of the transactions contemplated hereby and thereby. This Agreement, the Expense Letter and the Fee Letter have been, and on the Closing Date, the other Operative Documents will be, duly and validly executed and delivered by the Company and this Agreement, the Expense Letter and the Fee Letter constitute, and on the Closing Date the other Operative Documents will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

                  (b) The Board of Directors by resolutions duly adopted at a meeting duly called and held has unanimously (i) determined that this Agreement, the issuance and sale of the Company Securities and the other transactions contemplated hereby are advisable and in the best interests of the Company and its shareholders and (ii) has approved this Agreement, the issuance and sale of the Company Securities and the other transactions contemplated hereby.



                                   A-1-10

                  3.3 Capitalization.

                  (a) The authorized capital stock of the Company consists of:
(i) 50,000,000 common shares, par value $1.00 per share (the "Common Shares"), of which 11,878,017 were issued and outstanding on December 7, 2001; and (ii) 10,000,000 undesignated preferred shares, par value $1.00 per share, none of which were issued and outstanding on the date hereof. As of the Closing, the authorized capital stock of the Company will consist of: (i) 30,000,000 Common Shares, (ii) 10,000,000 Class A Common Shares, (iii) 6,666,666 2/3 Class B Common Shares, (iv) 3,333,333 1/3 Class C Common Shares and (v) 10,000,000 preferred shares, par value $1.00 per share, of which 15,000 shares will be designated as Series A Preferred Shares (of which 10,000 shares will be sub-designated as A1 Preferred Shares and 5,000 shares will be sub-designated as A2 Preferred Shares), 10,000 shares will be designated as Series B Preferred Shares (of which 6,666 2/3 shares will be sub-designated as B1 Preferred Shares and 3,333 1/3 shares will be sub-designated as B2 Preferred Shares) and 5,000 shares will be designated as Series C Preferred Shares (of which 3,333 2/3 shares will be sub-designated as C1 Preferred Shares and 1,666 1/3 shares will be sub-designated as C2 Preferred Shares). When issued, all Company Securities will be duly authorized, validly issued, fully paid and non-assessable. As of the Closing, the Preferred Shares and Common Shares shall constitute the only equity securities of the Company outstanding other than as disclosed in Schedule
3.3. On the Closing Date, the Company shall have reserved sufficient Class A Common Shares, Class B Common Shares and Class C Common Shares for issuance upon conversion of the Preferred Shares and sufficient Common Shares for issuance upon conversion of the Class A Common Shares, Class B Common Shares and Class C Common Shares. All Class A Common Shares, Class B Common Shares and Class C Common Shares issuable upon conversion of the Preferred Shares and all Common Shares issuable upon conversion of the Class A Common Shares, Class B Common Shares and Class C Common Shares will, when issued, be duly authorized, validly issued, fully paid and non-assessable. None of the Company Securities are subject to preemptive or similar rights.

                  (b) Except as set forth on Schedule 3.3, and as contemplated by this Agreement and the other Operative Documents, no Common Shares, Class A Common Shares, Class B Common Shares or Class C Common Shares are reserved for issuance other than Common Shares, Class A Common Shares, Class B Common Shares or Class C Common Shares reserved in accordance with Section 6.4 hereof.

                  (c) Except as set forth on Schedule 3.3, there are no outstanding options, warrants, subscriptions, rights, convertible or exchangeable securities or other agreements or plans under which the Company may become obligated to issue, sell or transfer Common Shares or other capital stock or equity securities of the Company.

                  (d) Except as set forth on Schedule 3.3, and except as provided in the Investment Agreement, there are no outstanding registration rights with respect to any Common Shares or other capital stock or equity securities of the Company.



                                   A-1-11

                  (e) Except as set forth on Schedule 3.3, and except as provided by the terms of the Company Securities, there are no anti-dilution protections or other adjustment provisions in existence with respect to any Common Shares or other capital stock or equity securities of the Company.

                  (f) Except as set forth on Schedule 3.3, there are no voting trusts, shareholder agreements, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the issuance, sale, redemption, registration, voting or transfer or other disposition of Common Shares or other capital stock or equity securities of the Company

                  3.4 Subsidiaries; Joint Ventures.

                  (a) The Company's only Subsidiaries are those set forth on
Schedule 3.4 hereto. The capital stock of such Subsidiaries is owned, beneficially and of record and free and clear of all Encumbrances, by the Company or a direct or indirect wholly owned Subsidiary thereof as set forth on
Schedule 3.4 hereto.

                  (b) All outstanding capital stock of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. There are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which any Subsidiary may become obligated to issue, sell or transfer any shares of its capital stock or other securities.

                  (c) Except as set forth on Schedule 3.4, neither the Company nor any of its Subsidiaries is engaged in any joint venture or partnership with any other Person.

                  3.5 No Conflicts. Except as set forth on Schedule 3.5 hereto, the execution and delivery by the Company of this Agreement and the other Operative Documents, the performance by the Company of its obligations under this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Company's organizational documents, (ii) conflict with, or constitute a default under, any Contract to which the Company or any Subsidiary is a party, (iii) result in any violation of any Law or order, judgment or decree of any court or Governmental or Regulatory Authority having jurisdiction over the Company or any of its assets or properties or (iv) result in, or require, the creation or imposition of any Encumbrance upon any of the assets or properties of the Company, which, in the case of clause (ii), (iii) or (iv) above, individually or in the aggregate, would or could reasonably be expected to have a Material Adverse Effect.

                  3.6 Brokers. Other than Lazard Freres & Co. LLC, no agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with the transactions contemplated by this Agreement or the other Operative Documents on the basis of any act or statement made or alleged to have been made by the Company or any of its Affiliates, directors, officers or other representatives.





                                   A-1-12

                  3.7 Exemption from Registration. Assuming the accuracy on the date hereof and on the Closing Date of the representations and warranties of each Purchaser set forth in Section 4.3 below, (i) the issuance and the sale of the Preferred Shares to the Purchasers hereunder is, and (ii) the issuance of the Class A Common Shares, Class B Common Shares and Class C Common Shares upon conversion of the Preferred Shares and the issuance of Common Shares upon conversion of Class A Common Shares, Class B Common Shares and Class C Common Shares will be, exempt from the registration requirements of the Securities Act. Neither the Company nor any Person authorized to act on the Company's behalf has taken any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering or issuance of the Company Securities under the Securities Act) which could be reasonably expected to subject the offering, issuance or sale of the Company Securities to the registration requirements of
Section 5 of the Securities Act.

                  3.8 Litigation. Except as set forth in Schedule 3.8, there are no actions, suits, proceedings or investigations pending, or to the knowledge of the Company or any of its Subsidiaries, threatened, against or affecting the Company or any Subsidiary, other than those that, individually or in the aggregate, would not and could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries are in compliance in all material respects with (i) all orders or judgments issued by any Governmental or Regulatory Authority with respect to the Company or any Subsidiary thereof and
(ii) all consent decrees and other agreements with any Governmental or Regulatory Authority to which the Company or any Subsidiary thereof is a party or by which any of their respective assets are bound.

                  3.9 SEC Filings and Financial Statements.

                  (a) The Company has filed all forms, reports and documents required to be filed by it pursuant to Section 13 or Section 15(d) of the Exchange Act within the last 12 months on a timely basis or has received and complied with a valid extension of time for filing. The Company has made available to the Purchasers the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "Annual Report") and the Company's Quarterly Reports on Form 10-Q and/or Form 10-QA for the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 (the Quarterly Report for the fiscal quarter ended September 30, 2001 hereinafter referred to as the "Quarterly Report"). Except as set forth on Schedule 3.9, all Company filings with the SEC from and after December 31, 2000 complied as to form and substance in all material respects with the rules and regulations of the Commission under the Exchange Act on the respective date of filing and as of such date (or if amended or superseded by a filing prior to the date of this Agreement, on the date of such filing), did not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) Except as set forth on Schedule 3.9, each of the consolidated financial statements (including, in each case, any related notes thereto) (collectively, the "Financial




                                   A-1-13

Statements") contained in the Annual Report and the Quarterly Report (i) was prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved (except as may be expressly described in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the Commission on Form 10-Q under the Exchange Act) and (ii) fairly presents in all material respects the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements in the Quarterly Report were or are subject to normal and recurring year-end adjustments, none of which are reasonably expected to be material in nature.

                  3.10 Events Subsequent to the Date of the Last Financial Statement. Except as otherwise disclosed in the SEC Documents, the Statutory Statements, the Financial Statements or Schedule 3.10, since September 30, 2001, except as contemplated by this Agreement, reflected on Schedule 3.10 or on the balance sheet contained in the Quarterly Report (the "Balance Sheet") the Company has not (i) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset necessary for the operation of its business substantially as now conducted, (ii) suffered any loss of property (other than in the ordinary course of business of the Company and its Subsidiaries), or waived any right of substantial value to the Company or a Subsidiary of the Company or (iii) entered into any commitment, obligation, understanding or other arrangement, contingent or otherwise, to effect, directly or indirectly, any of the foregoing. Except as otherwise disclosed in the SEC Documents, the Statutory Statements, the Financial Statements or Schedule 3.10, since September 30, 2001, no events have occurred which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect.

                  3.11 Absence of Undisclosed Liabilities. Except as reflected in the Annual Report or the Quarterly Report or reserved against in the financial statements contained therein or in the notes thereto or otherwise disclosed in the SEC Documents, the Statutory Statements, the Financial Statements or Schedule 3.11, there are no Liabilities of, relating to or affecting the Company or any Subsidiary of the Company or any of their respective Assets and Properties, other than Liabilities incurred in the ordinary course of business consistent with past practice since December 31, 2000.

                  3.12 Title to Assets, Properties and Rights. The Company (or a Subsidiary of the Company) has good and marketable title (or a valid leasehold interest) to all of the Assets and Properties (whether real, personal or mixed) necessary for the conduct of the business of Company and its Subsidiaries substantially as now conducted, free and clear of all Encumbrances, except for
(i) liens for current taxes, assessments and other governmental charges not yet due and payable or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded for which reserves have been established as required by GAAP or SAP; (ii) easements, covenants, conditions and restrictions (whether or not of record) as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the




                                   A-1-14

Company's business; (iii) any zoning or other governmentally established restrictions or encumbrances; (iv) workers or unemployment compensation liens arising in the ordinary course of business; (v) carriers', landlords', mechanic's, materialman's, supplier's, vendor's or similar liens arising in the ordinary course of business securing amounts which are not delinquent, which remain payable without penalty or which are being contested in good faith and by appropriate proceedings, (vi) purchase money liens on any office equipment hereafter acquired or the assumption of any lien on such office equipment; or
(vii) Encumbrances disclosed on Schedule 3.12 or any minor imperfection of title or Encumbrances which, individually or in the aggregate with other Encumbrances, do not and could not reasonably be expected to materially impair the use or value of the Assets and Properties of the Company and its Subsidiaries. Such Assets and Properties are in such operating condition and repair as is suitable for the uses for which they are used in the Company's business, are not subject to any condition which materially interferes with the use thereof by the Company or a Subsidiary of Company, as the case may be, and constitute all assets, properties, interests in properties and rights necessary to permit the Company and its Subsidiaries to carry on their business after the Closing substantially as conducted by the Company and its Subsidiaries prior thereto.

                  3.13 Patents, Trademarks, Copyrights and Licenses. The Company (or a Subsidiary) owns or has the right pursuant to a license to use all the Intellectual Property necessary for the conduct of the business of the Company and its Subsidiaries as now conducted. To the best knowledge of the Company, neither the Company nor any Subsidiary has interfered with, infringed upon or misappropriated any Intellectual Property rights of any Person, and except as set forth on Schedule 3.13, neither the Company nor any Subsidiary has received from any Person in the past two years any notice, charge, complaint, claim or assertion thereof, and no such claim is impliedly threatened by an offer to license from another Person under a claim of use.

                  3.14 Governmental Consents.

                  (a) The Company and each of its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses (including without limitation insurance licenses), authorizations, permits, certificates, inspections and franchises (collectively, "Governmental Authorizations") necessary to continue to conduct the business of the Company and its Subsidiaries as now conducted and to own or lease and operate the Assets and Properties necessary for the conduct by the Company and its Subsidiaries of their business as now conducted, all of which are valid and in full force and effect, except for such failures that, individually or in the aggregate, do not have and could not reasonably be expected to have a Material Adverse Effect.

                  (b) Each of the Reinsurance Subsidiaries is duly licensed, authorized, approved or accredited (as required by the respective jurisdiction) to conduct a reinsurance business in the jurisdictions listed on Schedule 3.14, and is not transacting any insurance or reinsurance business in any jurisdiction in which it is not so licensed, authorized, approved, accredited (as the case may be) or otherwise permitted to transact such business.



                                   A-1-15

                  (c) Except as set forth in Schedule 3.14:

                        (i) neither the Company nor any of its Subsidiaries has received any notice, oral or written, (A) that it is required to obtain, or that it is engaging in any activity that would require it to obtain, any Governmental Authorization that it does not now possess or (B) that it is engaging in any activity that would cause modification, limitation, non-renewal, revocation or suspension of any Governmental Authorization and no action, inquiry, investigation or proceeding looking to or contemplating any of the actions specified in clauses (A) and (B) above is pending or, to the knowledge of the Company, threatened;

                        (ii) all reports, statements, documents, registrations, filings and submissions to state insurance regulatory authorities submitted or made by the Company or its Subsidiaries complied in all material respects with applicable Law in effect when filed, and in each instance were filed in all material respects on a timely basis;

                        (iii) no material deficiencies have been asserted by any such regulatory authority with respect to any such reports, statements, documents, registrations, filings or submissions that have not been satisfied in all material respects

                        (iv) the Company has made available for inspection by the Purchasers all filings made by the Reinsurance Subsidiaries with any Governmental or Regulatory Authority since December 31, 1998, including, without limitation, each Statutory Statement, and any reports of examination, market conduct studies or other reports relating to any Reinsurance Subsidiary issued by any Governmental or Regulatory Authority since December 31, 1998.

                  3.15 No Consent or Approval Required. No consent, approval, waiver, permit, order or authorization of, or declaration to or filing with, any Person or Governmental or Regulatory Authority, and no consent under any permit or any Contract is required by the Company or any of its Subsidiaries for the valid authorization, execution and delivery by the Company of this Agreement, the other Operative Documents or its consummation of the transactions contemplated hereby and thereby, other than (i) those consents, approvals, authorizations, declarations or filings which have been obtained or made, as the case may be prior to the Closing Date, (ii) required filings with the SEC and the New York Stock Exchange, (iii) the obtaining of the Bermuda Approval, (iv) the Shareholder Approval, (v) the Connecticut Approval, (vi) HSR Approval, and
(vii) the consents described on Schedule 3.15.

                  3.16 Compliance with Laws. The Company and each of its Subsidiaries has duly complied in all material respects with, and their Assets and Properties, business operations and leaseholds used in connection with the business of the Company and its Subsidiaries are in material compliance with, the provisions of all Laws applicable to the Company and each of its Subsidiaries, Assets and Properties and the conduct of their business, and there have been no citations, notices or orders of noncompliance issued to the Company or any of its Subsidiaries under or with respect to any such Law.



                                   A-1-16

                  3.17 Reinsurance Contracts; Retrocession Agreements.

                  (a) Each retrocession and reinsurance agreement pursuant to which a Reinsurance Subsidiary has ceded, transferred, reinsured or assumed any obligations or liabilities under any reinsurance or insurance agreement with respect to which such Reinsurance Subsidiary has booked any liability or recoverable or under which such Reinsurance Subsidiary has any contingent liabilities or rights (collectively, the "Reinsurance Agreements") is in full force and effect. Each such Reinsurance Agreement is a valid and binding agreement of the applicable Reinsurance Subsidiary, enforceable against such Reinsurance Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)). To the knowledge of the Company, each Reinsurance Agreement is a valid and binding obligation of each other party thereto, enforceable against such party in accordance with the terms of such Reinsurance Agreement (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)).

                  (b) Except as noted on Schedule 3.17, no Reinsurance Subsidiary, nor, to the knowledge of the Company, any other party to a Reinsurance Agreement pursuant to which such Reinsurance Subsidiary has ceded, transferred or reinsured any obligations or liabilities ("Retrocessional Agreements") is in default in any material respect as to any provision thereof, and no such Retrocession Agreement contains any provision providing that the other party thereto may commute or, in the case of any Retrocession Agreement whose term has not previously expired, terminate such Retrocession Agreement by reason of the transactions contemplated by this Agreement or the other Operative Documents. Each Reinsurance Subsidiary party to a Retrocession Agreement is entitled to take full credit (except as set forth on Schedule F of such Reinsurance Subsidiary's Statutory Statement or on Schedule 3.17) in its respective Statutory Statements pursuant to applicable Laws for all reinsurance and coinsurance ceded pursuant to any Retrocession Agreement to which such Reinsurance Subsidiary is party. Except as set forth in Schedule 3.17, (i) to the knowledge of the Company, none of the other parties to any such Retrocession Agreement is insolvent or the subject of a rehabilitation, (ii) to the knowledge of the Company, the financial condition of any such other party to a Retrocession Agreement is not impaired to the extent that a default thereunder is reasonably anticipated and (iii) no notice of intended cancellation or termination has been received by the Company or any of its Subsidiaries from any of such other parties.

                  3.18 Loss Reserves; Actuarial Reports. The reserves for payment of benefits, losses, claims and expenses under all reinsurance and retrocession agreements to which any Reinsurance Subsidiary is a party reflected in, or included with, the financial statements set forth in the Statutory Statements and Financial Statements (i) were




                                   A-1-17
computed in accordance with Standards of Practice issued by the Actuarial Standards Board (including the Casualty Actuarial Society's Statement of Principles Regarding Property and Casualty Loss and Loss Adjustment Expense Reserves), (ii) are based on actuarial assumptions that are consistent with the relevant contract provisions and (iii) are in compliance with the requirements of applicable Law. The admitted assets of each Reinsurance Subsidiary as determined under applicable Laws are in an amount at least equal to the minimum amounts required by applicable Laws. The Company has made available to the Purchasers a true and complete copy of all actuarial reports prepared by actuaries, independent or otherwise, with respect to any Reinsurance Subsidiary in the last 24 months, together with all attachments, addenda, supplements and modifications thereto.

                  3.19 Taxes.

                  (a) The Company and each Subsidiary of the Company has filed all material federal, state, local, foreign and other tax returns, statements, forms and reports, and any other returns (including information returns), statements, forms and reports ("Tax Returns") with all Governmental or Regulatory Authorities required to be filed by it. The Company and each Subsidiary has paid or caused to be paid, or duly reserved for in the Financial Statements, all taxes, fees, assessments and other governmental charges or levies (including interest and penalties) ("Taxes") owed by the Company and each Subsidiary of the Company. The Company and each Subsidiary of the Company has withheld and paid all Taxes required to have been withheld and paid, including Taxes in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party. Neither the Company nor any Subsidiary of the Company has any material liabilities for Taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by it in accordance with GAAP or SAP, as the case may be. There are no applicable Taxes, fees or other governmental charges payable by the Company or any Subsidiary of the Company in connection with the execution and delivery of this Agreement or the other Operative Documents or in connection with any of the transactions contemplated hereby or thereby (including without limitation the issuance of the Company Securities as contemplated herein and therein).

                  (b) Except as set forth in Schedule 3.19, all material deficiencies asserted or assessments made by any Governmental or Regulatory Authority with respect to Taxes of the Company or any Subsidiary of the Company have been paid or are being contested in good faith. Except as disclosed in
Schedule 3.19, (i) there are no action, suits, investigations, audits or claims in progress by any Governmental or Regulatory Authority relating to Taxes of the Company or any Subsidiary of the Company, (ii) no issue has been raised by written inquiry of a Governmental or Regulatory Authority in any current or prior examination which, by application of the same principles, would reasonably be expected to result in a proposed deficiency for any subsequent taxable period, (iii) no claim has been made by a Governmental or Regulatory Authority in a jurisdiction where the Company or any Subsidiary of the Company does not file Tax Returns to the effect that the Company or such Subsidiary, as applicable, is or may be subject to taxation by that jurisdiction, and (iv) there are no outstanding waivers or comparable consents




                                   A-1-18
regarding the application of any statute of limitations in respect of Taxes of the Company or any Subsidiary of the Company.

                  (c) None of the Company or any Subsidiary of the Company or any of their respective directors or officers has received any written or, to the knowledge of the Company, oral notice from any taxing authority that it intends to conduct an audit or investigation of the Company or any Subsidiary of the Company. The Company is not subject to any ruling of any taxing authority (other than the assurance from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act, 1966 of Bermuda as described in the Company's Form S-4 Registration Statement filed with the SEC in August of 1999).

                  (d) There are no material liens for Taxes of the Company or any Subsidiary of the Company upon the assets of the Company or any Subsidiary of the Company, except for liens arising as a matter of Law relating to current Taxes not yet due.

                  3.20 Employees. The Company has complied in all respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company and there is no labor strike, dispute, slowdown or stoppage actually pending or, to the knowledge of the Company, threatened against or involving the Company.

                  3.21 ERISA.

                  (a) Schedule 3.21 lists each defined benefit plan, within the meaning of Section 3(35) of ERISA (whether or not subject to Title IV thereof), maintained by the Company or any ERISA Affiliate within the last six years (or with respect to which any of them could reasonably be expected to have any liability), and copies of the most recent actuarial valuation report, if any, with respect to any such plan has been made available to Purchaser. None of the Company, any ERISA Affiliate or any organization to which any of them is a successor or parent corporation (within the meaning of Section 4069(6) of ERISA) has engaged in any transaction which is subject to Section 4069 of ERISA.

                  (b) Neither the Company nor any ERISA Affiliate has any obligation to contribute to any multiemployer plan subject to Title IV of ERISA, and there are no circumstances pursuant to which the Company or any ERISA Affiliate could be assessed with withdrawal liability by any such multiemployer plan under Section 4201 of ERISA.

                  (c) Schedule 3.21 lists each employee benefit plan maintained by the Company or any Subsidiary and each such plan that is intended to be qualified under Section 401 of the IRC has received a favorable determination as to its qualified status




                                   A-1-19
from the Internal Revenue Service, and to the knowledge of the Company, nothing has occurred with respect to the operation of any such plan which could cause the loss of such qualification.

                  (d) Each employee benefit plan maintained by the Company or any ERISA Affiliate has been maintained in accordance with its terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable Laws.

                  (e) Neither the Company nor any ERISA Affiliate has incurred any liability under Section 4062, 4063 or 4064 of ERISA.

                  3.22 Ordinary Course. Except as set forth on Schedule 3.22, since September 30, 2001, the Company and each of its Subsidiaries has conducted its operations only in the ordinary course of business consistent with past practice.

                  3.23 Insurance. A complete and correct list and copies of all policies of insurance of any kind or nature covering the Company and its Subsidiaries, including, without limitation, policies of life, fire, theft, employee fidelity and other casualty and liability insurance, has been provided to the Purchasers, and such policies are in full force and effect. Such policies are in amounts customary for the industry in which Company or such Subsidiary operates.

                  3.24 Statutory Statements.

                  (a) The Company has previously furnished to the Purchasers true and complete copies of the following statutory statements, in each case together with all exhibits, schedules and notes thereto and any affirmations and certifications filed therewith (collectively, the "Statutory Statements"): (i) the annual statement of each Reinsurance Subsidiary as at December 31 in each of the years ended 1998, 1999 and 2000 (the "Annual Statements"); and (ii) the quarterly statement of PXRE Reinsurance Company for the quarterly period ended September 30, 2001 (the "Quarterly Statements").

                  (b) Except as set forth on Schedule 3.24, the Statutory Statements (i) present fairly the statutory financial condition of each Reinsurance Subsidiary for the periods therein specified, (ii) were prepared in conformity with SAP, except as expressly set forth within the subject financial statements and (iii) were correct in all material respects when filed, and there were no material omissions therefrom. To the extent filed prior to the Closing, the Annual Statements for the year ending December 31, 2001 and Quarterly Statements for quarters ending after September 30, 2001 for each Reinsurance Subsidiary, when filed with the insurance regulatory authority of the applicable jurisdiction of organization, will present fairly the financial condition of such Reinsurance Subsidiary as at the dates indicated and the statutory results of operations of such Reinsurance Subsidiary for the periods specified therein, will be prepared in conformity with SAP, will be correct in all material respects and there will be no material omissions therefrom. The Statutory Statements were (or, with respect to Statutory




                                   A-1-20

Statements filed after the date hereof, will be) compiled from and are (or, with respect to Statutory Statements filed after the date hereof, will be) in accordance with the books and records of the Reinsurance Subsidiaries.

                  3.25 Binding Authority. No reinsurance intermediary, agent, manager or broker has the legal power or authority to bind any Reinsurance Subsidiary with respect to any reinsurance or insurance contract.

                  3.26 Material Contracts. Schedule 3.26 sets forth a list of all Material Contracts of the Company and its Reinsurance Subsidiaries. Each such Material Contract of the Company or any Reinsurance Subsidiary is a valid and binding agreement of Company or its Subsidiaries (as the case may be) enforceable against the Company or such Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity)), and neither the Company nor any of its Subsidiaries has any knowledge that any Material Contract is not a valid and binding agreement against the other parties thereto. The Company and each of its Subsidiaries has fulfilled all material obligations required pursuant to the Material Contract to have been performed by the Company or such Subsidiary on its part.

                  3.27 Affiliate Transactions. Except as set forth in the Company's proxy statement for the year 2000 as filed with the SEC (the "2000 Proxy Statement") or the SEC Documents, there have been no transactions between the Company or any of its Subsidiaries and any director, executive officer, shareholder or Affiliate of the Company or any of its Subsidiaries or loans, guarantees or pledges to, by or for the Company or any of its Subsidiaries from, to, by or for any of such persons, other than (i) reinsurance contracts (and derivative contracts in connection therewith) entered into between the Reinsurance Subsidiaries and Select Reinsurance Ltd., true and complete copies of which have been provided to the Purchasers, (ii) loans pursuant to the Company's PC Rental Plan, (iii) salary advances of less than $20,000 for any single executive officer, and (iv) consulting agreements involving aggregate consideration of less than $10,000. Other than as set forth in the 2000 Proxy Statement or the SEC Documents, none of the executive officers, or directors of the Company or any of its Subsidiaries, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any person or business enterprise which during such period has been a supplier, customer or sales agent of the Company or any of its Subsidiaries or has competed with or been engaged in any business of the kind being conducted by the Company or any of its Subsidiaries.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

         Each Purchaser, severally and not jointly, hereby represents and warrants to the




                                   A-1-21

Company as follows:

                  4.1 Organization; Power and Authority. Each Purchaser, other than Mr. Rainwater, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and each Purchaser has full power and authority to execute and deliver this Agreement and the other Operative Documents to which it is a party and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (subject to the HSR Approval, the Connecticut Approval and the Bermuda Approval). The execution and delivery by such Purchaser of this Agreement, the Expense Letter and the Fee Letter (to the extent a party thereto) and the performance by such Purchaser of its obligations hereunder and thereunder have been, and the other Operative Documents to which it is a party will be, duly and validly authorized by such Purchaser. This Agreement, the Expense Letter and the Fee Letter to which it is a party have been duly and validly executed and delivered by such Purchaser and constitute, and upon the execution and delivery by such Purchaser of the other Operative Documents to which it is a party, such other Operative Documents will constitute, legal, valid and binding obligations of such Purchaser enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

                  4.2 No Conflicts. The execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby do not and will not conflict with, or constitute a default under, any Contract to which such Purchaser is a party, or result in a violation of such Purchaser's organizational documents or any order, judgment or decree of any court or Governmental or Regulatory Authority having jurisdiction over such Purchaser or any of its properties and, no consent, authorization or order of, or filing or registration with, any Governmental or Regulatory Authority, except for such filings as may be required by the Exchange Act and except for the HSR Approval, the Connecticut Approval and the Bermuda Approval, is required by such Purchaser for the execution, delivery and performance of this Agreement or any of the other Operative Documents to which it is a party.

                  4.3 Investor Representations.

                  (a) Such Purchaser is acquiring the Company Securities for its own account as principal, for investment purposes only, and not for or with a view to the resale, distribution or granting of a participation therein, in whole or in part, in violation of the Securities Act or the securities laws of any State applicable to such Purchaser.

                  (b) Such Purchaser acknowledges its understanding that the offering and sale of the Company Securities has not been registered under the Securities Act, on the basis of the exemption in Section 4(2) thereof relating to transactions not involving a public offering, or any state securities laws. Such Purchaser understands that the Company's reliance on the Section 4(2) exemption is based on the representations herein made by the Purchasers. Such Purchaser is an "Accredited Investor" as that term is defined in Regulation D under the Securities Act.





                                   A-1-22

                  (c) Such Purchaser acknowledges that it is familiar with the limitations which are imposed by the Securities Act on any Transfer of an interest in the Company Securities. Such Purchaser understands and acknowledges that it may have to bear the economic risk of its investment in the Company Securities for an indefinite period of time unless the Company Securities are subsequently registered under the Securities Act or an exemption therefrom is available. Such Purchaser hereby agrees that the Company Securities will not be transferred other than (i) pursuant to a registration under the Securities Act or pursuant to an exemption therefrom, (ii) in compliance with any applicable state securities laws, (iii) as permitted under the Investment Agreement and
(iv) with prior Bermuda Approval.

                  (d) Such Purchaser has been given access to all information regarding the Company and the business, condition and operations of the Company that such Purchaser has requested in order to evaluate its investment in the Company Securities. Such Purchaser has been given the opportunity to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Company Securities and other matters pertaining to such Purchaser's investment in the Company Securities. Such Purchaser and its representatives have been solely responsible for Purchaser's investigation of the Company and its management and business, for Purchaser's own analysis of the merits and risks of its investment pursuant to this Agreement, and for its own analysis of the fairness and desirability of the terms of the investment.

                  (e) Such Purchaser understands that, unless and until registered for sale under the Securities Act, the Company Securities will bear the following legend:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT (i) PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (B) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS AS TO WHICH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY AND (ii) WITH THE PRIOR WRITTEN APPROVAL OF THE BERMUDA MONETARY AUTHORITY."

                  (f) Brokers. No agent, broker, finder, investment banker, financial advisor or other similar Person will be entitled to any fee, commission or other compensation in connection with any of the transactions contemplated by this Agreement or the other Operative Documents on the basis of any act or statement made or alleged to have been made by such Purchaser or any of its Affiliates, directors, officers or other representatives.

                  4.4 Additional Information. No information provided in writing by such Purchaser in connection with the preparation of the Proxy Statement shall, at the




                                   A-1-23
time such information is provided, at the time of the mailing of the Proxy Statement, on the date of the Shareholders' Meeting and on the Closing Date, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided however that the Purchasers shall have the right to correct any untrue statements or omissions so long as such correction is received by the Company within a reasonable period of time prior to the mailing of the Proxy Statement.

                                   ARTICLE V

             SHAREHOLDER AND REGULATORY APPROVAL AND OTHER CONSENTS

                  5.1 Proxy Statement and Other Filings; Board Recommendations.

                  (a) As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the SEC a preliminary Proxy Statement and any necessary supplements and amendments thereto. Each of the parties hereto shall use all commercially reasonable efforts to finalize the Proxy Statement as promptly as practicable after the date hereof. Each of the Purchasers shall provide promptly to the Company information concerning its business and financial statements and affairs as, in the reasonable judgment of the Company, may be required or appropriate for inclusion in the preliminary Proxy Statement, or in any amendments or supplements thereto. In addition, the parties shall cooperate in the preparation of the Proxy Statement and any amendments and supplements thereto. As promptly as practicable after it has been determined by the Company that the Proxy Statement is final, the Proxy Statement shall be mailed to the shareholders of Company. Each of the parties hereto shall cause the Proxy Statement to comply in all material respects as to form and substance with respect to such party with the applicable requirements of (i) the Exchange Act, (ii) the Securities Act, (iii) the rules and regulations of the New York Stock Exchange and (iv) Bermuda law. As promptly as practicable after the date of this Agreement, each of Company and Purchasers will prepare and file any other filings required to be filed by such party by it under the Exchange Act, the Securities Act or any other federal, foreign or blue sky or related Laws relating to the issuance of the Company Securities and the transactions contemplated by this Agreement and the other Operative Documents. The Company shall notify the Purchasers promptly upon the receipt of any comments from the SEC or its staff or any other government officials relating to the Proxy Statement or of any request by the SEC or its staff or any other government officials for amendments or supplements to preliminary Proxy Statement or for additional information and, except as may be prohibited by Law applicable to such party, each party will supply the other with copies of all related correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand. Each of the Company and the Purchasers will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this
Section 5.1(a) to comply in all material respects with all applicable requirements of Law.

                  (b) The Proxy Statement shall (i) include a proposal that the shareholders of the Company approve the issuance of the Company Securities and the consummation




                                   A-1-24
of all other transactions contemplated under this Agreement and the other Operative Documents, (ii) include a proposal that the size of the Board of Directors be increased from nine members to eleven members and (iii) include a proposal to amend Bye-Law 22(1) of the Company to authorize the election of directors as contemplated in the Description of Stock.

                  (c) Each of the Purchasers, on the one hand, and the Company, on the other hand, shall promptly inform the other of any event which is required to be set forth in an amendment or supplement to the Proxy Statement or any other filing and the Company shall amend or supplement the Proxy Statement to the extent required by Law to do so.

                  5.2 Shareholder Meeting.

                  (a) The Company shall take all action necessary, in accordance with its Memorandum of Association, Bye-Laws and applicable Law, to call and convene the Shareholders' Meeting as promptly as practicable after the date hereof for the purpose of voting upon the matters included in the Proxy Statement. The Company may adjourn or postpone the Shareholders' Meeting if, and only if, the requisite number of Common Shares necessary to conduct business at the Shareholders' Meeting are not represented, either in person or by proxy. Without limiting the generality of the foregoing, the Company agrees that, subject to its rights to terminate this Agreement pursuant to Section 9.1, its obligations pursuant to the first sentence of this Section 5.2 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of an offer to merge, amalgamate, consolidate, or acquire substantially all of the assets of, the Company. The Company shall use all commercially reasonable efforts to (i) hold the Shareholder's Meeting as soon as practicable after the date hereof, (ii) solicit from its shareholders proxies in favor of the proposals included in the Proxy Statement and (iii) obtain a favorable vote at the Shareholder's Meeting on the proposals included in the Proxy Statement.

                  (b) The Board of Directors shall recommend that the Company's shareholders vote in favor of adopting and approve the proposals described in clauses (i), (ii) and (iii) of Section 5.1(b) and the Proxy Statement shall include a statement to such effect. The Board of Directors shall not withdraw or modify, in a manner adverse to the Purchasers, the approval or recommendation by such Board of Directors of this transaction contemplated hereby.

                  5.3 Connecticut Approval. Each Purchaser shall use all commercially reasonable efforts, and the Company shall cooperate, in obtaining any required approvals of the Connecticut Department in connection with the issuance of the Company Securities and all other transactions contemplated hereunder (the "Connecticut Approval"). In connection with the Connecticut Approval, each Purchaser shall use all commercially reasonable efforts to make its initial filing pursuant to Connecticut Insurance Law Section 38a-136 on Form A under the Connecticut Insurance Law (the "Form A Filing") with respect to the transactions contemplated hereby within fifteen Business Days of the date hereof. Each Purchaser shall use all commercially reasonable




                                   A-1-25
efforts to supply promptly any additional information and documentary material that may be requested by the Connecticut Department in connection therewith. Each Purchaser agrees to provide a draft of its respective Form A Filing to the Company for its review and to consult with the Company relating to any issues arising as a result of the Company's review, prior to the submission of the Form A Filing by each Purchaser to the Connecticut Department. Each Purchaser agrees to promptly provide the Company with a copy of the Form A Filing and each amendment or supplement thereto in final form upon the submission thereof to the Connecticut Department. The Company and the Purchasers each agree to make all other appropriate filings with the Connecticut Department and such other filings as may be required under the insurance Laws of any other state or jurisdiction in which the Company or any of its Subsidiaries do business. Each Purchaser agrees to seek an expedited hearing under the Connecticut Insurance Law with respect to the transactions contemplated hereby. The parties hereto will not knowingly take any action that will have the intentional effect of materially delaying, impairing or impeding the receipt of any required approvals. The Company and the Purchasers will use all their respective commercially reasonable efforts to assist one another in obtaining the Connecticut Approval, including, without limitation, providing such financial statements and other information as may reasonably be requested.

                  5.4 Other Authorizations; Consents.

                  (a) Each party hereto shall take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and shall use all reasonable efforts to obtain, as promptly as practicable, (i) all authorizations, consents, orders and approvals of all Governmental or Regulatory Authorities that may be or become necessary for such party's execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the other Operative Documents, including, without limitation, Connecticut Approval and (ii) all approvals and consents (including, without limitation, those approvals, consents and authorizations specified in Schedule 3.15) required under all Contracts to which the Company or any of its Subsidiaries is a party (including, without limitation, all Contracts involving indebtedness of the Company) to consummate the transactions contemplated hereby. Each party will cooperate fully (including, without limitation, by providing all information the other party reasonably requests) with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals. Each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as soon as reasonably practicable after the date hereof, but in no event later than January 4, 2002, use their commercially reasonable efforts to cause the waiting period under the HSR Act to expire as quickly as possible and to supply promptly any additional information and documentary material that may be requested pursuant to the HSR Act. Notwithstanding the foregoing, none of the Purchasers nor any of their respective Affiliates shall have any obligation to dispose of, hold separate or otherwise restrict its enjoyment of any of its Assets and Properties.

                  (b) Each party hereto shall promptly inform the other party of any communication from any Governmental or Regulatory Authority regarding any of the transactions contemplated by this Agreement. If any party or Affiliate thereof receives a




                                   A-1-26
request for additional information or documentary material from any such Governmental or Regulatory Authority with respect to the transactions contemplated hereby, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

                  (c) The Company shall use its best efforts to obtain executed letters in substantially the form attached as Exhibit D hereto from those employees of the Company and its Subsidiaries who have received benefits under any of the Company's Existing Equity Plans or any other employee benefit, bonus or severance or compensation plans maintained by the Company or any ERISA Affiliate and who will, or may, be entitled to receive additional benefits as a result of the transactions contemplated hereby being considered a change of control under such Existing Equity Plans or other plans.

                  5.5 Further Assurances. The Company will, whenever and as often as reasonably requested to do so by the Purchasers do, execute, acknowledge and deliver any and all such other and further acts, assignments, transfers and any instruments of further assurance, approvals and consents as are necessary or proper in order to complete, ensure and perfect the sale, transfer and conveyance to the Purchasers the Company Securities and the consummation of the other transactions contemplated hereby.

                                   ARTICLE VI

                                COMPANY COVENANTS

                  6.1 Visits and Inspections. The Company shall permit authorized representatives of each Purchaser, from time to time but only during normal business hours, to visit and inspect the Assets and Properties of the Company, inspect, audit and make extracts from the books and records of the Company and its Subsidiaries, and discuss with the officers, employees and independent accountants of the Company and its Subsidiaries, its business, assets, liabilities, financial condition, business prospects and results of operations.

                  6.2 Maintenance of Books and Records; Financial Statements; Report; Etc. The Company shall keep, and cause its Subsidiaries to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with generally accepted accounting principles reflecting all of its Subsidiaries' financial transactions. The Company shall furnish to each Purchaser promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which the Company has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which the Company files with the SEC or any Governmental or Regulatory Authority which may be substituted therefor, or any national securities exchange.

                  6.3 Use of Proceeds. The Company shall use the net proceeds from the sale of the Preferred Shares to expand its reinsurance business in the lines of business currently conducted.


                                   A-1-27

                  6.4 Shares Issuable Upon Conversion. On and after the Closing Date, the Company shall reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion (i) of the Preferred Shares, the full number of Convertible Common Shares as shall from time to time be sufficient to effect the conversion of the Preferred Shares from time to time outstanding and (ii) the Convertible Common Shares, the full number of Common Shares as shall from time to time be sufficient to effect the conversion of the Convertible Common Shares from time to time outstanding.

                  6.5 Public Announcements. The Company and the Purchasers, and their respective Affiliates, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statement with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement without the advance approval of the other party following such consultation (such approval not to be unreasonably withheld or delayed), except as may be required by applicable Law, court process or by the requirements of any securities exchange.

                  6.6 Exclusivity. Prior to the Closing Date the Company will refrain, and cause its Affiliates, officers, directors, employees, agents and other representatives (including without limitation any brokers, legal counsel, accountants, or financial advisors of the Company) to refrain, from directly or indirectly (x) making any offer or proposal to any Person or entering into any contract with any Person to (i) sell, issue or otherwise transfer any capital stock of the Company (other than pursuant to equity plans of the Company in effect on the date hereof (without giving effect to any amendment thereof after the date hereof)) (the "Existing Equity Plans") to officers, directors and employees of the Company and its Subsidiaries); or (ii) sell or otherwise transfer any material assets or properties of the Company; or (iii) effect any recapitalization, refinancing, restructuring, merger, consolidation, or other business combination involving the Company; (y) entertaining, soliciting, encouraging, accepting, negotiating or otherwise holding substantive discussions (and shall immediately cease any such actions currently underway with any Persons other than the Purchasers) regarding any offer or proposal from any Person to (i) purchase or otherwise acquire any of the capital stock of the Company; or (ii) sell or otherwise transfer any material assets or properties of the Company; or (iii) effect any recapitalization, refinancing, restructuring, merger, consolidation, or other business combination involving the Company; or
(z) providing any non-public information regarding the Company to any Person in connection with a transaction of the type described in subsections (i), (ii) and
(iii) above; provided that notwithstanding anything to the contrary in this
Section 6.6, the Company may consider, negotiate, approve and recommend to the Shareholders of the Company any unsolicited offers or proposals for an acquisition, by merger, amalgamation consolidation, tender offer or otherwise, of all or substantially all of the assets or outstanding Common Shares of the Company (an "Unsolicited Proposal"); provided, further, that unless this Agreement is terminated pursuant to Section 9.1, no such actions shall affect the obligations of the Company under this Agreement (including without limitation the obligation of the Board of Directors of the Company to recommend to the shareholders of the Company the consummation of the transactions contemplated by this Agreement and




                                   A-1-28
the other Operative Documents). Further, in connection with any Unsolicited Proposal, the Company or any Affiliate thereof, may enter into a confidentiality agreement with, and provide any non-public information regarding the Company to, any Person in connection with any such Unsolicited Proposal. If any such offer or proposal is made to or received from any Person, the Company will promptly advise such Person by written notice of the terms of this Section 6.6 and will promptly deliver a copy of such notice to the Purchasers.

                  6.7 Conduct of Business. Except as otherwise expressly permitted in this Agreement as set forth in Schedule 6.7 or with the prior written consent of the Purchasers, between the date of this Agreement and the Closing, the Company shall, and shall cause its Subsidiaries to, conduct their respective business only in the ordinary course and consistent with past practice. Without limiting the generality of the foregoing and except as expressly provided herein:

                  (a) The Company shall use, and shall cause its Subsidiaries to use, all commercially reasonable efforts to (i) preserve intact the present business organization, reputation, and, other than in the ordinary course of business, policyholder relations of each of the Company and its Subsidiaries,
(ii) keep available the services of the present officers, directors, and employees of each of the Company and its Subsidiaries, (iii) maintain in full force and effect all Material Contracts, documents, and arrangements referred to in Sections 3.17 and 3.32 hereof, except those Contracts which expire in accordance with their terms or are terminated by the Company and its Subsidiaries in the ordinary course of business and are not renewed in the ordinary course of business and (iv) maintain each rating classification assigned as of the date hereof by A.M. Best Company, Inc. and Standard & Poor's.

                  (b) The Company shall, and shall cause each of its Subsidiaries to (i) maintain all licenses, qualifications, and authorizations of each of the Company and its Subsidiaries to do business in each jurisdiction in which it is so licensed, qualified, or authorized, (ii) maintain all Assets and Properties of each of the Company and its Subsidiaries in good working order and condition, ordinary wear and tear excepted and (iii) continue all current marketing and selling activities relating to the business, operations, and affairs of each of the Company and its Subsidiaries.

                  (c) The Company shall cause the books and records of each of the Company and its Subsidiaries to be maintained in the usual manner and consistent with past practice and shall not permit a material change in any underwriting, investment, actuarial, financial reporting, Tax, or accounting practice or policy of the Company and its Subsidiaries except as may be required by GAAP or SAP.

                  (d) With respect to Tax Returns for taxable periods ending on or prior to the Closing Date, the Company shall, and shall cause each of its Subsidiaries to, (i) prepare properly and to file duly and validly all reports and all Tax Returns required to be filed with any governmental or regulatory authorities with respect to the business, operations, or affairs of such entity,
(ii) pay duly and fully all Taxes indicated by such Tax Returns or otherwise levied or assessed upon such entity or any of its Assets and




                                   A-1-29

Properties, and to withhold or collect and pay to the proper taxing authorities all Taxes that such entity is required to so withhold or collect and pay, unless such Taxes are being contested in good faith and, if appropriate, reasonable reserves therefor have been established and reflected in the books and records of such entity and in accordance with GAAP and SAP and (iii) provide the Purchasers with copies of all Tax Returns prepared by the Company and its Subsidiaries as promptly as, and to the extent, practicable prior to filing for the Purchasers' review and comment.

                  (e) The Company shall use, and shall cause each of the its Subsidiaries to use, all commercially reasonable efforts to maintain in full force and effect substantially the same levels of coverage as the insurance afforded to the Company under the insurance Contracts in force as of the date hereof.

                  (f) The Company shall, and shall cause each of its Subsidiaries to, refrain from making any capital expenditures other than in the ordinary course of business consistent with past practice (and in no event greater than $2,000,000 in the aggregate) without the prior written consent of the Purchasers.

                  (g) The Company shall, and shall cause each of its Subsidiaries to, refrain from amending its organizational or charter documents and from taking any action with respect to any such amendment.

                  (h) The Company shall, and shall cause each of its Subsidiaries to, refrain from authorizing or issuing any shares of its capital stock or other equity securities or entering into any Contract or granting any option, warrant, or right calling for the authorization or issuance of any such shares or other equity securities, or creating or issuing any securities directly or indirectly convertible into or exchangeable for any such shares or other equity securities, or issuing any options, warrants, or rights to purchase any such convertible securities, except for issuances under the Existing Equity Plans.

                  (i) The Company shall, and shall cause each of its Subsidiaries to, refrain from declaring, authorizing, or paying any dividend or other distribution (whether in cash, stock or other property) to shareholders in respect of its capital stock and from directly or indirectly redeeming or purchasing any of its capital stock or any interest in or right to acquire any such stock, other than a quarterly cash dividend of $.06 per outstanding Common Share.

                  6.8 Updating Schedules.

                  (a) The Company will, promptly upon becoming aware of any fact, matter, circumstance or event, which fact, matter, circumstance or event arose either (i) on or prior to the date hereof (a "Pre-signing Event") or (ii) after the date hereof but prior to the Closing (a "Post-Signing Event"), in any case, requiring supplementation or amendment of the schedules provided by the Company or any of its Subsidiaries attached hereto, supplement or amend such schedules to this Agreement to reflect any fact, matter, circumstance or event, which, if existing, occurring or known on the date of this Agreement, would have been required to be set forth or described in such schedules




                                   A-1-30
which were or have been rendered inaccurate thereby. All supplements and amendments to the schedules provided by the Company or any of its Subsidiaries are provided for the information of the Purchasers only and no such supplement or amendment to the schedules shall (i) amend or supplement the representations and warranties (and corresponding schedules) made as of the date hereof or (ii), have any effect for the purpose of determining (A) satisfaction of the conditions set forth in Article VIII hereof or (B) except as set forth in
Section 7.1(a)(v), compliance by the Company with its covenants and agreements set forth herein.

                  (b) Each Purchaser will, promptly upon becoming aware of any Pre-signing Event or Post-Signing Event requiring supplementation or amendment of the schedules provided by such Purchaser attached hereto, supplement or amend such schedules to this Agreement to reflect any fact, matter, circumstance or event, which, if existing, occurring or known on the date of this Agreement, would have been required to be set forth or described in such schedules which were or have been rendered inaccurate thereby. All supplements and amendments to the schedules provided by any Purchaser are provided for the information of the Company only and no such supplement or amendment to the schedules shall (i) amend or supplement the representations and warranties (and corresponding schedules) made as of the date hereof or (ii), have any effect for the purpose of determining (A) satisfaction of the conditions set forth in Article VIII hereof or (B) except as set forth in Section 7.1(b)(iv), compliance by any Purchaser with its covenants and agreements set forth herein.

                                  ARTICLE VII

                                INDEMNIFICATION

                  7.1 Indemnification.

                  (a) The Company hereby agrees to indemnify and hold harmless each Purchaser and its Affiliates, and their respective directors, officers, employees and other agents and representatives from and against any and all liabilities, judgments, claims, settlements, losses, damages, reasonable fees (including reasonable attorneys' and other experts' fees and disbursements), liens, taxes, penalties, obligations and expenses (collectively, "Losses") incurred or suffered by any such Person arising out of, based upon or relating to any breach of any representation, warranty or covenant of the Company contained in this Agreement or other Operative Document; provided that:

                        (i) the Company shall have no obligation to indemnify the Purchasers hereunder with respect to breaches of representations and warranties unless and until, and then only to the extent, the aggregate amount of Losses arising as a result of breach of representations and warranties shall exceed $5,000,000; provided that the limitation contained in this clause (i) shall not be applicable to any breach of the representations and warranties contained in Section 3.3;

                        (ii) the Company shall have no obligation to indemnify the Purchasers hereunder for Losses arising as a result of breach of representations and




                                   A-1-31
warranties in excess of $75,000,000 (in the aggregate); provided that the limitation contained in this clause (ii) shall not be applicable to any breach of the representations and warranties contained in Section 3.3;

                        (iii) the Company's obligations under this Section 7.1 with respect to representations and warranties shall terminate eighteen months after the Closing Date (except with respect to claims made prior to such date as to which such obligations shall continue until final resolution of such claims);

                        (iv) Notwithstanding the foregoing, the limitations set forth in clause (iii) above shall not be applicable to the representations and warranties in Section 3.3, which shall survive the Closing indefinitely, and Sections 3.19 and 3.21, which shall survive the Closing until the expiration of all applicable statutes of limitation (including all periods of extension thereof, whether automatic or permissive); and

                        (v) the Company shall have no obligation to indemnify the Purchasers hereunder with respect to any breach of a representation or warranty of the Company resulting from a Post-Signing Event to the extent that the schedules to this Agreement were amended to reflect such Post-Signing Event prior to Closing. For the avoidance of doubt, the Company shall indemnify, consistent with the terms of this Article VII, the Purchasers with respect to any breach of a representation or warranty resulting from a Pre-Signing Event (irrespective of whether or not disclosed in the schedules to this Agreement) or from a Post-Signing Event to the extent that the schedules to this Agreement were not amended to reflect such Post-Signing Event prior to Closing.

                  (b) Each Purchaser (severally and not jointly) hereby agrees to indemnify the Company and its Affiliates and their respective directors, officers, employees and other agents and representatives from and against all Losses incurred or suffered by any such Person arising out of, based upon or relating to any breach of any representation, warranty or covenant of a Purchaser contained in this Agreement or any other Operative Document, provided that:

                        (i) the Purchasers shall have no obligation to indemnify the Company hereunder with respect to breaches of representations and warranties unless and until, and then only to the extent, the aggregate amount of Losses arising as a result of breach of representations and warranties shall exceed $5,000,000;

                        (ii) the Purchasers shall have no obligation to indemnify the Company hereunder for Losses arising as a result of the breach of representations and warranties in excess of $75,000,000 (in the aggregate);

                        (iii) the Purchaser's obligations under this Section 7.1(b) with respect to representations and warranties shall terminate eighteen months after the Closing Date (except with respect to claims made prior to such date as to which such obligations shall continue until final resolution of such claims); and




                                   A-1-32

                        (iv) the Purchasers shall not have any obligation to indemnify the Company hereunder with respect to any breach of a representation or warranty of the Purchasers resulting from a Post-Signing Event to the extent that the schedules to this Agreement were amended to reflect such Post-Signing Event prior to Closing. For the avoidance of doubt, the Purchasers shall indemnify, consistent with the terms of this Article VII, the Company with respect to any breach of a representation or warranty resulting from a Pre-Signing Event (irrespective of whether or not disclosed in the schedules to this Agreement) or from a Post-Signing Event to the extent that the schedules to this Agreement were not amended to reflect such Post-Signing Event prior to Closing.

                  (c) Promptly upon receipt by a party indemnified under this
Section 7.1 of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against an indemnifying party, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party under this Section 7.1 unless such failure materially adversely affects the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and to assume the defense of such action at its own expense, with counsel chosen by it, if the indemnifying party acknowledges to the indemnified party in writing its obligation to indemnify the indemnified party with respect to such action. The indemnifying party shall be liable for the fees and expenses of counsel for the indemnified party for any period during which the indemnifying party has not assumed the defense thereof (other than during any period in which the indemnified party shall have failed to give notice of the action as provided above). If the indemnifying party assumes the defense of an action, the indemnified party shall agree to any settlement, compromise or discharge of such action that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such action, and which releases the indemnified party completely in connection with such action; provided that, the indemnifying party shall not agree, without the prior written consent of the indemnified party, to the entry of any judgment or settlement, compromise or decree that provides for injunctive or other nonmonetary relief affecting the indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party fails to assume the defense of such action in a timely manner and in accordance with the foregoing or (ii) the indemnified party has been advised in writing by counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). In the foregoing circumstances, the indemnified parties shall be entitled to engage, and the indemnifying party shall pay the reasonable costs and expenses of, one counsel (plus any necessary local counsel) for all indemnified parties. The indemnifying party shall not be liable for any settlement entered into without its prior written consent (which consent shall not be unreasonably withheld or delayed).





                                   A-1-33

                  (d) This Section 7.1 shall be the exclusive remedy available to the Company and the Purchasers and their respective Affiliates, directors, officers, employees and other agents and representatives in respect of the breach of any representation or warranty of the Company or the Purchasers, as the case may be, contained in this Agreement or any other Operative Document.

                  (e) Solely for purposes of calculating Losses under Sections 7.1(a) and (b), a breach of a representation or warranty contained in this Agreement or any other Operative Document shall be deemed to exist either if such representation or warranty is actually inaccurate or breached as of the relevant date or if such representation or warranty would have been breached or been inaccurate if such representation or warranty had not contained any limitation or qualification as to materiality, Material Adverse Effect or knowledge, it being the intention of the parties hereto that the indemnified parties shall be indemnified and held harmless from and against all Losses arising out of, based on or related to the failure of any such representation or warranty to be true, correct and complete without qualification as to materiality, Material Adverse Effect or knowledge.

                                  ARTICLE VIII

                              CONDITIONS TO CLOSING

                  8.1 The Purchasers' Conditions. The obligations of the Purchasers hereunder are subject to the following (all or any of which may be waived in whole or in part by the Purchasers in their sole discretion):

                  (a) Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall have been true, correct and complete in all respects), and any representations and warranties made as of a specified date earlier than the Closing Date shall have been true, correct and complete in all material respects on and as of such earlier date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall have been true, correct and complete in all respects).

                  (b) Material Adverse Effect. Except as disclosed in the SEC Documents, the Statutory Statements or the Financial Statements, since September 30, 2001 there shall have been no event, occurrence, development or state of circumstances that individually, or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

                  (c) Performance. The Company shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or before the Closing.




                                   A-1-34

                  (d) Officers' Certificates. The Purchasers shall have received
(i) a certificate, dated the Closing Date and executed by the Chief Executive Officer of the Company certifying as to the matters covered by Sections 8.1(a) and 8.1(c) hereof and (ii) a certificate, dated the Closing Date and executed by the Secretary of the Company, each in form and substance as is customary for transactions such as those contemplated by this Agreement.

                  (e) Opinion of Counsel. The Purchasers shall have received the opinion of Morgan, Lewis & Bockius LLP, counsel to the Company, and the opinion of Conyers Dill & Pearman, special Bermuda counsel to the Company, each dated the Closing Date and addressed to Purchasers, each in form and substance as is customary for transactions such as those contemplated by this Agreement.

                  (f) Delivery of Documents and Preferred Shares. Each Purchaser shall have received duly executed copies of the Operative Documents and the Preferred Shares purchased by such Purchaser hereunder.

                  (g) No Actions or Proceedings. No action, proceeding, investigation, regulation or legislation (including, without limitation, any temporary restraining order, preliminary or permanent injunction or other order) shall have been instituted or issued by, or threatened or proposed before any, Governmental or Regulatory Authority to enjoin, restrain or prohibit the consummation of the transactions contemplated hereby or the other Operative Documents, including, without limitation, the issuance of the Preferred Shares.

                  (h) Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to, any Governmental or Regulatory Authority (including, without limitation, the Connecticut Approval, the HSR Approval, the Bermuda Approval and the other consents, authorizations and approvals set forth in Section 3.15 and Schedule 3.15) necessary to permit the Purchasers and the Company to perform their respective obligations under this Agreement and the other Operative Documents to which they are a party, and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, shall be in form and substance reasonably satisfactory to Purchasers and shall be in full force and effect.

                  (i) Shareholder Approval. The Company shall have received the Shareholder Approval.

                  (j) No Change in Law. As of the Closing Date, there shall not have been any change in any Law applicable to any Purchaser that would prevent the performance of this Agreement or the consummation by such Purchaser of any material aspect of the transactions contemplated hereby.

                  (k) Ratings. The Reinsurance Subsidiaries shall have a rating of "A" or higher from A.M. Best & Company and a rating of "A" or higher from Standard & Poor's and neither rating agency shall have publicly announced, orally or in writing, a pending downgrade of the rating assigned to any Reinsurance Subsidiary to a rating below "A".




                                   A-1-35

For the avoidance of doubt, the placing of such ratings on ratings watch, with or without negative implications, shall not constitute a public announcement of a pending downgrade.

                  (l) Third Party Consents. All approvals, consents and waivers necessary, or reasonably requested by the Purchasers (other than with respect to any Governmental or Regulatory Authority and the Shareholder Approval), including, without limitation, those listed on Schedule 8.1(l), to permit the Purchasers and the Company to perform their respective obligations under this Agreement and the other Operative Documents to which they are a party, and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, shall be in form and substance reasonably satisfactory to Purchasers and shall be in full force and effect.

                  8.2 Company's Conditions. The obligations of the Company hereunder are subject to the following (all or any of which may be waived in whole or in part by the Company in its sole discretion):

                  (a) Payment. The Company shall have received full payment of the Purchase Price from the Purchasers in consideration for the sale of the Preferred Shares.

                  (b) Delivery of Documents. The Company shall have received duly executed copies of the Operative Documents from the Purchasers.

                  (c) Representations and Warranties. The representations and warranties of each Purchaser set forth in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall be true, correct and complete in all respects), and any representations and warranties made as of a specified date earlier than the Closing Date shall have been true, correct and complete in all material respects on and as of such earlier date (other than those that are qualified by a reference to materiality or Material Adverse Effect, which representations and warranties as so qualified shall have been true, correct and complete in all respects).

                  (d) Performance. Each Purchaser shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by such Purchaser at or before the Closing.

                  (e) Officers' Certificates. The Company shall have received from each Purchaser (i) a certificate, dated the Closing Date and executed by an officer of such Purchaser certifying as to the matters covered by Sections 8.2(a) and 8.2(c) hereof, and (ii) a certificate, dated the Closing Date and executed by the secretary or assistant secretary of such Purchaser each in form and substance as is customary for transactions as those contemplated by this Agreement.

                  (f) Opinion of Counsel. The Company shall have received the opinion of outside counsel to each of the Purchasers (which counsel shall be reasonably acceptable




                                   A-1-36
to the Company and which shall include Weil, Gotshal & Manges LLP and local Bermuda counsel to the Purchasers) dated the Closing Date, addressed to the Company, each in form and substance as is customary for transactions such as those contemplated by this Agreement.

                  (g) No Actions or Proceedings. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, Governmental or Regulatory Authority or legislative body to enjoin, restrain or prohibit the consummation of the transactions contemplated hereby or by the Preferred Shares.

                  (h) Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to, any Governmental or Regulatory Authority (including, without limitation, the Connecticut Approval, the HSR Approval, the Bermuda Approval and the other consents, authorizations and approvals set forth in Section 3.15 and Schedule 3.15) necessary to permit the Purchasers and the Company to perform their respective obligations under this Agreement and the Operative Agreements to which they are a party, and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given, and shall be in full force and effect. The Company shall have obtained copies of all Consents referred to in Schedule 3.15, which shall be in form and substance acceptable to Purchasers and their counsel.

                  (i) Shareholder Approval. The Company shall have received the Shareholder Approval.

                  (j) No Change in Law. As of the Closing Date, there shall not have been any change in any Law applicable to any Purchaser that would prevent the performance of this Agreement or the consummation by such Purchaser of any material aspect of the transactions contemplated hereby.

                                   ARTICLE IX

                           TERMINATION AND ABANDONMENT

                  9.1 Termination of Agreement and Abandonment of Transactions. Anything herein to the contrary notwithstanding, this Agreement and the transactions contemplated hereby may be terminated at any time before the
Closing:

                  (a) by mutual written consent of the Company and the Purchasers;

                  (b) by written notice of either the Company or either (x) Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., acting collectively, or (y) Reservoir Capital Partners, L.P., Reservoir Capital Master Fund, L.P. and Richard E. Rainwater, acting collectively, if the Closing has not occurred on or before May 31, 2002; provided, however, neither the Company, on the one hand, nor the Purchasers on the other hand, shall have the right to terminate this Agreement pursuant to this Section 9.1(b) if the failure of the Closing to occur on or prior to such



                                   A-1-37
date is due to a material breach of this Agreement by the party seeking to terminate this Agreement;

                  (c) by written notice of either the Company or either (x) Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., acting collectively, or (y) Reservoir Capital Partners, L.P., Reservoir Capital Master Fund, L.P. and Richard E. Rainwater, acting collectively, if any Governmental or Regulatory Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining restraining or otherwise prohibiting the Closing and such order, decree, ruling or other action shall have become final and nonappealable;

                  (d) by either (x) Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., acting collectively, or
(y) Reservoir Capital Partners, L.P., Reservoir Capital Master Fund, L.P. and Richard E. Rainwater, acting collectively, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, such that the conditions set forth in Section 8.1(a) or 8.1(c) would reasonably be likely to be incapable of being satisfied by May 31, 2002;

                  (e) by the Company, if there has been a breach by a Purchaser of any representation, warranty, covenant or agreement set forth in this Agreement, such that the conditions set forth in Section 8.2(a) or 8.2(c) would reasonably be likely to be incapable of being satisfied by May 31, 2002;

                  (f) by the Company or either (x) Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., acting collectively, or (y) Reservoir Capital Partners, L.P., Reservoir Capital Master Fund, L.P. and Richard E. Rainwater, acting collectively, if the Board of Directors shall accept an Unsolicited Proposal pursuant to Section 6.6 hereof or the shareholders of the Company shall have voted on and failed to approve the issuance of the Company Securities and all other transactions contemplated hereunder.

                  9.2 Procedures and Effect of Termination.

                  (a) Subject to Section 9.2(b) hereof, if this Agreement shall be terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and be of no further force and effect and there shall be no obligation on the part of the Company or the Purchasers, except for the provisions of this Agreement relating to the obligations of the parties under this Article IX and Article X (including, without limitation, Section 10.2 [Payment of Expenses] and Section 10.18 [Confidentiality]). None of the parties hereto shall have any liability in respect of a termination of this Agreement prior to Closing except as provided for in Section 9.2 and provided that nothing in this Article IX shall relieve any party from liability for any breaches of this Agreement.

                  (b) In the event that this Agreement is terminated pursuant to
Section 9.1(d) (but solely for a breach of Section 5.1 or 5.2) or pursuant to
Section 9.1(f) and




                                   A-1-38
provided that the Company is not entitled to terminate this Agreement pursuant to Section 9.1(e) hereof, then the Company shall, promptly, but in no event later than three Business Days after the date of such termination, pay to the Purchasers an aggregate termination fee of $7,000,000 (exclusive of any amounts paid by the Company pursuant to the Fee Letter, the Expense Letter or Section
10.2 hereof), to be divided pro rata among the Purchasers and payable by wire transfer of same day funds. Notwithstanding the foregoing, any amounts that would otherwise be payable to Capital Z Financial Services Fund II, L.P. or Capital Z Financial Services Private Fund II, L.P. pursuant to this paragraph shall in lieu thereof be payable directly to Capital Z Management, LLC.

                                    ARTICLE X

                                  MISCELLANEOUS

                  10.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested, or mailed by nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                  (a) If to the Company, to:

                         PXRE Group Ltd.
                         Suite 231
                         12 Church Street
                         Hamilton HM 11
                         Bermuda
                         Facsimile No.: (441) 296-6162
                         Attn: Gerald L. Radke

                         with a copy to:

                         Morgan Lewis & Bockius, LLP
                         101 Park Avenue
                         New York, NY  10178
                         Facsimile No.: (212) 309-6273
                         Attn: Nancy H. Corbett

                  (b) If to a Purchaser, as specified on Exhibit A:

All such notices, requests and other communications will (i) if delivered personally against written receipt to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided for in this Section, be deemed given upon facsimile confirmation, (iii) if delivered by mail in the manner described above to the address as provided for in this Section, be deemed given on the earlier of the third Business Day following mailing or upon receipt




                                   A-1-39
and (iv) if delivered by nationally recognized overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  10.2 Payment of Expenses. Except as otherwise specifically set forth in the Fee Letter and the Expense Letter, the Company and the Purchasers will each be responsible for the payment of their own respective costs and expenses incurred in connection with the negotiations leading up to and the performance of their respective obligations pursuant to this Agreement.

                  10.3 Entire Agreement. This Agreement and the other Operative Documents supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

                  10.4 Survival of Covenants. The covenants and agreements of the Company and Purchasers contained in this Agreement will survive the Closing.

                  10.5 Further Assurances; Post-Closing Cooperation. At any time or from time to time after the Closing, the Company shall at its own cost and expense execute and deliver to Purchasers such other documents and instruments, provide such materials and information and take such other actions as Purchasers may reasonably request to consummate the transactions contemplated by this Agreement and the other Operative Documents and otherwise to cause the Company to fulfill their obligations under this Agreement and the other Operative Documents.

                  10.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

                  10.7 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  10.8 Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person.




                                   A-1-40

                  10.9 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) by the Company without the prior written consent of Purchasers, or by any Purchaser without the prior written consent of the Company and any attempt to do so will be void; provided that this Agreement shall in no event prohibit or restrict in any manner the transferability of the Company Securities (subject however to the restrictions on transferability and assignment set forth in the Investment Agreement); and provided, further, that any Purchaser may assign its rights under this Agreement and the other Operative Documents (i) to any Affiliate of such Purchaser subject to the prior consent of the Company, which consent may be withheld by the Company only if such assignment would result or is reasonably likely to result in material negative tax consequences to the Company or any of its shareholders (it being understood that no such assignment shall relieve assignor of its obligation hereunder) and (ii) to another Purchaser or any Affiliate of another Purchaser subject to the prior consent of the Company, which consent may be withheld by the Company only if such assignment would result or is reasonably likely to result in material negative tax consequences to the Company or any of its shareholders (it being understood that such assignment will relieve assignor of its obligations hereunder). Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

                  10.10 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  10.11 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  10.12 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  10.13 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE




                                   A-1-41

PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS OR ANY DOCUMENTS RELATED HERETO.

                  10.14 Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York located in New York County and the United States Federal District Court of the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided however, that such consent to jurisdiction is solely for the purpose referred to in this Section 9.16 and shall not be deemed to be a general submission to the jurisdiction of said Courts other than for such purpose.

                  10.15 Construction. The parties hereto agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentum.

                  10.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  10.17 Publicity. At all times at or before the Closing, the parties hereto shall each consult with the other parties hereto before issuing or making any reports, statements, or releases to the public with respect to this Agreement or the other Operative Documents and the transactions contemplated hereby and thereby and shall use good faith efforts to agree on the text of a joint public report, statement, or release or shall use good faith efforts to obtain the other parties' approval of the text of any public report, statement, release to be made solely on behalf of a party.

                  10.18 Confidentiality.

                  (a) Any information delivered pursuant to the terms of this Agreement or received in connection with the negotiation or preparation of this Agreement or the other Operative Documents (including, without limitation, in connection with the performance by the Purchasers of their due diligence) which is known or should be known to the receiving party to be confidential shall be kept confidential by the parties and shall not be divulged to third parties, other than to the respective parties' affiliates, members,




                                   A-1-42
beneficial interest holders and managers, accountants, attorneys and advisors (collectively, "Representatives"); provided that each party shall be responsible for the confidentiality of information given to its respective Representatives; and provided further, that any party may disclose any information pursuant to any legal requirement or any court, regulatory or governmental order, request or requirement. Each party shall give the other parties notice of any required legal or court, regulatory or governmental disclosure so that such other parties may have an opportunity to seek to prevent or limit disclosure.

                  (b) The provisions of Section 10.18(a) shall not apply to information that is (i) received by a party (or an Affiliate of such party) that is or becomes generally available to the public other than as a result of a breach by such party or any of its Affiliates of the provisions of Section 10.18(a), (ii) hereafter lawfully acquired by a party (or an Affiliate of such party) on a non-confidential basis from a source that, to such party's knowledge at the time, is not providing such information in violation of a confidentiality or similar agreement with any Person or (iii) known to such party prior to receipt thereof from the other party or its Affiliates.

                           [signature page to follow]




                                   A-1-43

         IN WITNESS WHEREOF, this Share Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

                                  PXRE Group Ltd.

                                      /s/ Gerald L. Radke
                                  By:_________________________________
                                     Name:  Gerald L. Radke
                                     Title: Chairman, President & CEO

                                  Capital Z Financial Services Fund II, L.P.
                                  By: Capital Z Partners, L.P., its general
                                      partner
                                  By: Capital Z Partners, Ltd., its general
                                      partner

                                      /s/ Brad Cooper
                                  By:_________________________________
                                     Name:  Brad Cooper
                                     Title: Senior Vice President


                                  Capital Z Financial Services Private Fund II, L.P.
                                  By: Capital Z Partners, L.P., its general
                                      partner
                                  By: Capital Z Partners, Ltd., its general
                                      partner

                                      /s/ Brad Cooper
                                  By:_________________________________
                                     Name:  Brad Cooper
                                     Title: Senior Vice President


                                  Reservoir Capital Partners, L.P.
                                  By: Reservoir Capital Group, L.L.C., its
                                      sole general partner

                                      /s/ Craig Huff
                                  By:_________________________________
                                     Name:  Craig Huff
                                     Title: Managing Director


                                   A-1-44

                                  Reservoir Capital Master Fund, L.P.
                                  By: Reservoir Capital Group, L.L.C., its
                                      sole general partner

                                      /s/ Craig Huff
                                  By:_________________________________
                                     Name:  Craig Huff
                                     Title: Managing Director


                                  Richard E. Rainwater, an individual
                                  By: Randy Chappel, as attorney-in-fact

                                      /s/ Richard Rainwater by
                                          Randy Chappel
                                  By:_________________________________





                  [SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT]



                                   A-1-45

                                                                     Appendix II

                              DESCRIPTION OF STOCK:

================================================================================
                  SERIES A CONVERTIBLE VOTING PREFERRED SHARES

                          ($1.00 PAR VALUE PER SHARE),

                  SERIES B CONVERTIBLE VOTING PREFERRED SHARES

                          ($1.00 PAR VALUE PER SHARE),

                  SERIES C CONVERTIBLE VOTING PREFERRED SHARES

                          ($1.00 PAR VALUE PER SHARE),

                    CLASS A CONVERTIBLE VOTING COMMON SHARES

                          ($1.00 PAR VALUE PER SHARE),

                    CLASS B CONVERTIBLE VOTING COMMON SHARES

                           ($1.00 PAR VALUE PER SHARE)

                                       AND

                    CLASS C CONVERTIBLE VOTING COMMON SHARES

                           ($1.00 PAR VALUE PER SHARE)

                                       of

                                 PXRE GROUP LTD.

================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1.       General.................................................................................................1
         (a)      Designation and Number.........................................................................1
         (b)      Priority.......................................................................................1
2.       Certain Definitions.....................................................................................1
3.       Voting Rights...........................................................................................7
         (a)      General Voting Rights..........................................................................7
         (c)      Consent of Series A Preferred Shares Required For Variation of Rights and Restrictions.........9
         (d)      Consent of Series B Preferred Shares Required For Variation of Rights and Restrictions........10
         (e)      Consent of Series C Preferred Shares Required For Variation of Rights and Restrictions........12
         (f)      Consent Required for Certain Actions..........................................................13
4.       Dividend Rights........................................................................................15
         (a)      General.......................................................................................15
         (b)      Form of Dividends.............................................................................16
         (c)      Dividend Preference...........................................................................16
5.       Liquidation Rights.....................................................................................17
         (a)      Priority......................................................................................17
         (b)      Notice of Liquidation.........................................................................18
6.       Conversion.............................................................................................18
         (a)      General.......................................................................................18
         (b)      Surrender, Election and Payment...............................................................19
         (c)      Effective Date................................................................................20
         (d)      Share Certificates............................................................................20
         (e)      Acknowledgment of Obligation..................................................................20
         (f)      Current Conversion Price......................................................................20
         (g)      Reservation of Convertible Common Shares and Common Shares....................................20
         (h)      Mandatory Conversion..........................................................................21
7.       Adjustment to Conversion Price.........................................................................22
         (a)      Adjustments for Recapitalizations, Etc........................................................22
         (b)      Adjustments for Issuances of Additional Shares................................................22
         (c)      Certain Rules in Applying the Adjustment for Additional Share Issuances.......................23
         (d)      Adjustment for Development....................................................................25
         (e)      Exclusions from the Adjustment for Additional Share Issuances.................................26
         (f)      Accountants' Certification....................................................................26
         (g)      Other Adjustments.............................................................................26
         (h)      Consolidation, Merger or Amalgamation.........................................................26
         (j)      Notices.......................................................................................27
8.       Board of Directors.....................................................................................28
9.       Class A Common Shares, Class B Common Shares and Class C Common Shares.................................29

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                               Page
                                                                                                               ----
         (a)      Designation and Number of Class A, Class B and Class C Common Shares..........................29
         (b)      Priority......................................................................................29
         (c)      Voting........................................................................................29
         (d)      Conversion....................................................................................30
         (e)      General.......................................................................................30

                              DESCRIPTION OF STOCK

          The relative rights, preferences and restrictions granted to or imposed upon the respective classes and series of Preferred Shares and Convertible Common Shares created by PXRE Group Ltd. and upon the holders thereof are set forth below.

          1. General.

          (a) Designation and Number. The designation of convertible Preferred Shares created by this resolution shall be:

                  (i) "Series A Convertible Voting Preferred Shares, $1.00 par value per share," of the Company, allocated among two sub-series, A1 Preferred Shares and A2 Preferred Shares (hereinafter referred to as the "Series A Preferred Shares"), and the number of Series A Preferred Shares which the Company shall be authorized to issue shall be 7,500 shares;

                  (ii) "Series B Convertible Voting Preferred Shares, $1.00 par value per share," of the Company, allocated among two sub-series, B1 Preferred Shares and B2 Preferred Shares (hereinafter referred to as the "Series B Preferred Shares"), and the number of Series B Preferred Shares which the Company shall be authorized to issue shall be 5,000 shares; and

                  (iii) "Series C Convertible Voting Preferred Shares, $1.00 par value per share," of the Company, allocated among two sub-series, C1 Preferred Shares and C2 Preferred Shares (hereinafter referred to as the "Series C Preferred Shares"), and the number of Series C Preferred Shares which the Company shall be authorized to issue shall be 2,500 shares.

          (b) Priority. The Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares shall rank senior to the Common Shares, the Convertible Common Shares and all other capital shares of the Company (now or hereafter authorized or issued) other than the Trust Preferred and the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares shall rank pari passu with each other, in each case as to dividends and as to the surplus assets of the Company available for distribution upon liquidation, dissolution and winding-up as provided herein.

          2. Certain Definitions.

          (a) For purposes of this Description of Stock, the following terms shall have the meanings indicated (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                  "Affiliates" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person; provided, however, that with respect to Capital Z, CZI shall not be considered an Affiliate. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control


                                   A-II-1
          with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

                  "Assets" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, investment assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory and goods.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or Bermuda are authorized or obligated by law or executive order to close.

                  "Capital Z" means, collectively, Capital Z Financial Services Fund II, L.P. and Capital Financial Services Private Fund II, L.P.

                  "Class IV Director" means a Capital Z Director or Reservoir Director or Rainwater Director.

                  "Class A Common Shares" means, collectively, the Class A Convertible Voting Common Shares, $1.00 par value per share, of the Company.

                  "Class B Common Shares" means, collectively, the Class B Convertible Voting Common Shares, $1.00 par value per share, of the Company.

                  "Class C Common Shares" means, collectively, the Class C Convertible Voting Common Shares, $1.00 par value per share, of the Company.

                  "Closing" has the meaning ascribed in the Purchase Agreement.

                  "Common Shares" means the Common Shares and shall also include any common shares of the Company hereafter issued and outstanding and any shares of the Company (other than the Preferred Shares and the Convertible Common Shares) of any other class hereafter issued and outstanding that is not preferred as to dividends or distribution of assets in liquidation over any other class of shares of the Company or has ordinary voting power for the election of directors of the Company.

                  "Company" means PXRE Group Ltd.

                  "Company Securities" shall have the meaning given such term in the Purchase Agreement.


                                   A-II-2

                  "Convertible Common Shares" means the Class A Common Shares, the Class B Common Shares and the Class C Common Shares.

                  "CZI" means Capital Z Investments, L.P. and Capital Z Investments II, L.P.

                  "Description of Stock" means this Description of Stock, as amended, modified or supplemented from time to time.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as from time to time amended, and the rules, regulations and interpretations promulgated thereunder.

                  "Fair Market Value" with respect to Common Shares, on any date, shall be deemed to be the average of the reported closing prices for each of the five (5) consecutive trading days ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal United States securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. If the Common Shares are not then listed or admitted to trading on any national securities exchange or automated quotation system or if the closing price cannot be so determined, the Fair Market Value shall be determined (x) by the written agreement of the Company and the respective holder and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, (A) by an independent appraiser of nationally recognized standing selected by the respective holder and the Company or (B) if the respective holder and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, each shall select an independent appraiser of nationally recognized standing and the two appraisers shall designate a third independent appraiser of nationally recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y). With respect to Convertible Common Shares, the Fair Market Value shall equal the Fair Market Value of the Common Shares into which such Convertible Shares are convertible.

                  "Fully Converted" or "upon a Fully Converted basis" or "upon Full Conversion" means, with respect to any Person as of any date, that all Preferred Shares held by such Person have been (or shall be deemed to have been, as appropriate) converted into Class A Common Shares, Class B Common Shares and/or Class C Common Shares, as the case may be, at the Current Conversion Price as of such date and immediately thereafter such Class A Common Shares, Class B Common Shares and Class C Common Shares shall have been (or shall be deemed to have been, as appropriate) converted into Common Shares, in each case in accordance with Section 6 of this Description of Stock.


                                   A-II-3

                  "GAAP" means United States generally accepted accounting principles, consistently applied.

                  "Indebtedness" means (a) all indebtedness of the Company and its subsidiaries, including the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws, whether or not allowable as a claim in such proceeding) on, all indebtedness, whether outstanding currently or hereafter created (i) for borrowed money, (ii) for money borrowed by one or more other Persons and guaranteed, directly or indirectly, by the Company or any subsidiary thereof, (iii) for money borrowed by one or more other Persons for which the Company or any subsidiary thereof provides security, (iv) constituting purchase money indebtedness the payment of which the Company or any subsidiary thereof is directly or contingently liable, (v) under any lease of any real or personal property, which obligations are capitalized on the consolidated books of the Company and its subsidiaries in accordance with GAAP or (vi) under any other arrangement under which obligations are recorded as indebtedness on the consolidated books of the Company and its subsidiaries in accordance with GAAP and (b) any and all modifications, refundings, deferrals, renewals or extensions of any such indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such indebtedness. Without limiting the generality of the foregoing, the term "Indebtedness" shall include the Trust Preferred and any comparable securities of the Company or any subsidiary thereof at any time outstanding; provided that Indebtedness shall not include intercompany indebtedness outstanding or hereafter created between the Company and any of its direct or indirect wholly-owned Subsidiaries (as defined in the Purchase Agreement, but limited in this paragraph to direct and indirect wholly owned subsidiaries) or between any two of more such direct or indirect wholly owned Subsidiaries of the Company.

                  "Investment Agreement" means the Investment Agreement dated as of the Closing Date (as defined in the Purchase Agreement) by and among the Company, the Purchasers (as defined in the Purchase Agreement) and such other Persons as may become a party thereto from time to time, as the same may be amended from time to time.

                  "Permitted Tender Offer Amount" means, as of any date, an amount equal to (a) 20% of the cumulative amount by which the Company's consolidated net income (determined in accordance with GAAP) in any calendar year commencing with the year ending December 31, 2002 exceeds $50,000,000 minus (b) the sum of all cash and the fair market value of all non-cash consideration paid or payable by the Company or any Affiliate thereof in respect of redemptions, offers to purchase, tender offers or other acquisitions of capital stock of the Company effected or commenced after December 10, 2001.

                  "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, limited liability


                                   A-II-4
          company, government, governmental body, agency, political subdivision or other entity.

                  "Preferred Shares" means, collectively, the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

                  "Purchase Agreement" means the Share Purchase Agreement dated as of December 10, 2001 by and among the Company and the Purchasers, as the same may be amended from time to time.

                  "Purchasers" shall have the meaning given such term in the Purchase Agreement.

                  "Rainwater" means Richard E. Rainwater, an individual.

                  "Reservoir" means, collectively, Reservoir Capital Partners, L.P. and Reservoir Capital Master Fund, L.P.

                  "Securities Act" means the United States Securities Act of 1933, as from time to time amended, and the rules, regulations and interpretations promulgated thereunder.

                  "Stated Value" shall mean, with respect to each Preferred Share, $10,000.00.

                  "Tax Gross-Up" shall mean an additional cash payment to be made to any Purchaser who (i) receives a cash payment in lieu of Convertible Common Shares on the conversion of Preferred Shares pursuant to Section 6(a)(iv) hereof, (ii) is or, in the case of a Purchaser that is a partnership for U.S. federal income tax purposes and that has a direct or indirect partner that is, then subject to U.S. federal income tax on the receipt of the cash payment in lieu of Convertible Common Shares as ordinary income (all such persons referred to herein as "U.S. Tax Purchasers" and each, a "U.S. Tax Purchaser") and (iii) would have realized a "long-term capital gain" or a "long-term capital loss" (within the meaning of Section 1222(3) or (4) of the Internal Revenue Code of 1986, as amended (the "Code"), on a sale of the Convertible Common Shares into which the Preferred Shares would otherwise have been converted, such additional cash payment equal to an amount such that (a) the sum of (i) the Fair Market Value of the Convertible Common Shares that such U.S. Tax Purchaser would otherwise have received plus (ii) the additional cash payment hereunder, such sum multiplied by 1 minus the highest U.S. federal income tax rate which would be applicable to any ordinary income received by a U.S. taxpayer of the same type (individual, corporation or other entity) as such U.S. Tax Purchaser, equals (b) the Fair Market Value of the Convertible Common Shares that such U.S. Tax Purchaser would otherwise have received multiplied by 1 minus the highest U.S. federal income tax rate which is then generally applicable to "net capital gain" (within the meaning of Section 1222(11) of the Code) received by a U.S. taxpayer of the


                                   A-II-5
          same type (individual, corporation or other entity) as such U.S. Tax Purchaser in the taxable year of the conversion.

                  "Trust Preferred" shall mean, collectively, (i) the Junior Subordinated Deferrable Interest Debentures due 2027 of PXRE Corporation, (ii) the 8.85% Capital Trust Pass-through Securities of PXRE Capital Trust I and (iii) the PXRE Corporation Guarantee with respect to such Capital Trust Pass-through Securities.

          (b) The following terms, when used in this Description of Stock, shall have the meanings provided for such terms in the sections set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                              Term                                 Section(s)
                              ----                                 ----------
             Adjustment Date                                           7(d)
             Additional Common Shares                                  7(b)
             Adjusted Shareholders' Equity                             7(d)
             Aggregate Voting Limitation                               3(a)
             Announcement Date                                         6(g)
             Appointed Actuary                                         7(d)
             Bye-Law 20(4)                                             3(a)
             Capital Z Director                                      3(b)(i)
             Conversion Date                                        6(h)(ii)(A)
             Conversion Date FMV                                    6(h)(ii)(A)
             Conversion Price                                          6(f)
             Current Conversion Price                                  6(f)
             Definitive Loss Report                                    7(d)
             Discontinued Operations                                   7(d)
             Dividend Due Date                                         4(a)
             First Mandatory Conversion                               6(h)(i)
             Junior Shares                                             4(c)
             LD Above Deductible                                       7(d)
             Loss Development                                          7(d)
             Mandatory Conversion                                     6(h)(i)
             Maximum Lawful Rate                                       4(c)
             NOL                                                       7(d)
             NYSE Rules                                                8(b)
             Observer                                                  8(e)
             Old Conversion Price                                      7(b)
             Permitted Tender Offer Amount                           3(e)(i)
             Rainwater Director                                      3(b)(iv)
             Reinsuring Company                                      3(e)(ix)
             Reservoir Director                                     3(b)(iii)
             Second Mandatory Conversion                              6(h)(i)
             September Financial Statement                             7(d)
             Series A Conversion Ratio                               6(a)(i)
             Series B Conversion Ratio                               6(a)(ii)
             Series C Conversion Ratio                              6(a)(iii)


                                   A-II-6

                              Term                                 Section(s)
                              ----                                 ----------
             Series A Preferred Liquidation Preference               5(a)(i)
             Series B Preferred Liquidation Preference               5(a)(i)
             Series B Preferred Liquidation Preference               5(a)(i)
             Conversion Ratio                                          6(a)
             Series A Preferred Shares                               1(a)(i)
             Series B Preferred Shares                               1(a)(ii)
             WTC Loss                                                  7(d)

          (c) The words "hereof", "herein" and "hereunder" and other words of similar import refer to this Description of Stock as a whole and not to any particular Section or other subdivision.

          (d) All dollar amounts referenced herein shall be denominated in United States dollars.

          3. Voting Rights.

          (a) General Voting Rights. Except as otherwise provided specifically herein and in the Bye-Laws or required by Bermuda law, (i) each Preferred Share and Convertible Common Share shall have the right and power and be entitled to vote on any question or matter upon which, or in any proceeding at which, the holders of Common Shares of the Company are entitled to vote and to be represented at and to receive notice of any meeting of shareholders, (ii) the holders of Preferred Shares, Convertible Common Shares and Common Shares shall vote together as one class and not as separate classes and (iii) each holder of Preferred Shares and/or Convertible Common Shares shall be entitled to that number of votes for each Preferred Share and each Convertible Common Share held by such holder equal to the number of Common Shares that would be received by such holder if such shares were Fully Converted as of the record date for the vote which is being taken or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited.

                  (i) Subject to clause (iii) below and notwithstanding anything to the contrary in the Bye-Laws, Capital Z and each Affiliate thereof to whom or which (as the case may be) any Company Securities are Transferred (as such term is defined in the Purchase Agreement), to the extent such Transfer does not result in the transferring Person or any other Person being considered a United States Shareholder within the meaning of Section 951(b) of the Code, without regard to Section 953(c) of the Code and without the application of Bye-Law 20(4), shall be exempt from the application of the aggregate voting limitation set forth in Bye-Law 20(4) of the Bye-Laws of the Company or any similar provision in the Bye-Laws as may be in effect from time to time (collectively, "Bye-Law 20(4)").

                  (ii) For the avoidance of doubt, the holding of Company Securities by Reservoir and Rainwater shall be subject to application of the aggregate voting limitation set forth in Bye-Law 20(4).


                                   A-II-7

                  (iii) In no event shall Purchasers and their respective Affiliates be permitted to exercise control, collectively through the Company Securities or any other shares, in excess of 49.9% of the aggregate voting power of the Company on any shareholder voting matters (the "Aggregate Voting Limitation"). Notwithstanding the foregoing, the preceding sentence shall in no event limit or modify in any manner the rights granted to the holders of Preferred Shares and Convertible Common Shares under clauses (b), (c), (d), (e) and (f) of this Section 3 and under clause (c) of Section 9 of this Description of Stock. The Aggregate Voting Limitation shall be applied in the manner set forth in Bye-Law 20(4) as if the Maximum Percentage set forth therein was equal to 49.9%.

          (b) Election of Directors. The Preferred Shares and Convertible Common Shares shall not have the right and power or be entitled to vote in the election of directors of the Company except as set forth below:

                  (i) so long as Capital Z and its Affiliates and their limited partners shall own at least 50% of the Series A Preferred Shares acquired by Capital Z under the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), the holders of the Series A Preferred Shares and Class A Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series A Preferred Shares and Class A Common Shares, voting together, two individuals to each serve as Class IV Directors of the Company (each, a "Capital Z Director");

                  (ii) so long as Capital Z and its Affiliates and their limited partners shall own at least 20% but less than 50% of the Series A Preferred Shares acquired by Capital Z under the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), the holders of the Series A Preferred Shares and Class A Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series A Preferred Shares and Class A Common Shares, voting together, one individual to serve as a Class IV Director of the Company; provided that in the event that Capital Z and its Affiliates and their limited partners shall own less than 20% of the Series A Preferred Shares acquired by Capital Z pursuant to the Purchase Agreement (including for purposes of such calculation, all Class A Common Shares then held by such Persons), then the holders of the Series A Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof; and

                  (iii) so long as Reservoir and its Affiliates and their limited partners shall own at least 30% of the Series B Preferred Shares acquired by Reservoir under the Purchase Agreement (including for purposes of such calculation, all Class B Common Shares then held by such Persons), the holders of the Series B Preferred Shares and Class B Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to


                                   A-II-8
          annually elect by the affirmative vote of the holders of at least 50% of all Series B Preferred Shares and Class B Common Shares, voting together, one individual to serve as a Class IV Director of the Company (the "Reservoir Director"); provided that in the event that Reservoir and its Affiliates and their limited partners shall own less than 30% of the Series B Preferred Shares acquired by Reservoir pursuant to the Purchase Agreement (including for purposes of such calculation, all Class B Common Shares then held by such Persons), then the holders of the Series B Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof.

                  (iv) so long as Rainwater and his Affiliates shall own at least 60% of the Series C Preferred Shares acquired by Rainwater under the Purchase Agreement (including for purposes of such calculation, all Class C Common Shares then held by such Persons), the holders of the Series C Preferred Shares and Class C Common Shares shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a class, to annually elect by the affirmative vote of the holders of at least 50% of all Series C Preferred Shares and Class C Common Shares, voting together, one individual to serve as a Class IV Director of the Company (the "Rainwater Director"); provided that in the event that Rainwater and his Affiliates shall own less than 60% of the Series C Preferred Shares acquired by Rainwater pursuant to the Purchase Agreement (including for purposes of such calculation, all Class C Common Shares held by such Persons), then the holders of the Series C Preferred Shares shall be entitled to vote generally in the election of directors in accordance with Section 3(a) hereof.

          (c) Consent of Series A Preferred Shares Required For Variation of Rights and Restrictions. So long as any Series A Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series A Preferred Shares at the time issued and outstanding, voting as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Company:

                  (i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series A Preferred Shares or which in any manner adversely affects the holders of the Series A Preferred Shares or the Class A Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with


                                   A-II-9
          the Series A Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

                  (ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series A Preferred Shares or the Class A Common Shares;

                  (iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series A Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series A Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class A Common Shares, as the case may be, which such holders would have after conversion of the Series A Preferred Shares into Class A Common Shares or conversion of the Class A Common Shares into Common Shares;

                  (iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series A Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class A Common Shares which such holders would have after conversion of the Series A Preferred Shares into Class A Common Shares or conversion of Class A Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations); or

                  (v) any change to the authorized number of Preferred Shares or Convertible Common Shares or issuance of additional Preferred Shares or Convertible Common Shares.

          (d) Consent of Series B Preferred Shares Required For Variation of Rights and Restrictions. So long as any Series B Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series B Preferred Shares at the time issued and outstanding, voting separately as a class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the
Company:

                  (i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity


                                   A-II-10
          security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series B Preferred Shares or which in any manner adversely affects the holders of the Series B Preferred Shares or the Class B Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series B Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

                  (ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series B Preferred Shares or the Class B Common Shares;

                  (iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series B Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series B Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class B Common Shares, as the case may be, which such holders would have after conversion of the Series B Preferred Shares into Class B Common Shares or conversion of the Class B Common Shares into Common Shares;

                  (iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws of the Company, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series B Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class B Common Shares which such holders would have after conversion of the Series B Preferred Shares into Class B Common Shares or conversion of Class B Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations); or

                  (v) any change to the authorized number of Preferred Shares or Convertible Common Shares or issuance of additional Preferred Shares or Convertible Common Shares.

          (e) Consent of Series C Preferred Shares Required For Variation of Rights and Restrictions. So long as any Series C Preferred Shares remain issued and outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law overriding the provisions herein, the affirmative vote or consent of the holders of at least 50% of all of the Series C Preferred Shares at the time issued and outstanding, voting separately as a


                                   A-II-11
class, given in person or by proxy either in writing (as may be permitted by law and the Bye-Laws) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the
Company:

                  (i) in any manner authorize, create, designate, issue or sell any class or series of capital shares or rights, options, warrants or other securities convertible into or exercisable or exchangeable for capital shares or any debt security which by its terms is convertible into or exchangeable for any equity security or has any other equity feature or any security that is a combination of debt and equity, which, in each case, as to the payment of dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, is pari passu with or is senior to the Series C Preferred Shares or which in any manner adversely affects the holders of the Series C Preferred Shares or the Class C Common Shares, or amend the terms of any existing class or series of capital shares if the effect of such amendment would be to rank such class or series senior to or pari passu with the Series C Preferred Shares as to dividends or distribution of assets, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company;

                  (ii) in any manner alter or change the terms, designations, powers, preferences or relative, participating, optional or other special rights, or the qualifications, limitations or restrictions, of the Series C Preferred Shares or the Class C Common Shares;

                  (iii) reclassify the shares of any class or series of capital shares into shares of any class or series of capital shares (A) ranking, either as to payment of dividends, distributions of Assets or redemptions, including, without limitation, distributions to be made upon a liquidation, dissolution or winding-up of the Company, senior to or pari passu with the Series C Preferred Shares or (B) which in any manner adversely affects the rights of the holders of the Series C Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class C Common Shares, as the case may be which such holders would have after conversion of the Series C Preferred Shares into Class C Common Shares or conversion of the Class C Common Shares into Common Shares; or

                  (iv) take any action to cause any amendment, alteration or repeal of any of the provisions of the Memorandum of Association or Bye-Laws of the Company, if such amendment, alteration or repeal would have an adverse effect on the rights of the holders of the Series C Preferred Shares or any powers, rights, privileges or preference appertaining to Common Shares or Class C Common Shares which such holders would have after conversion of the Series C Preferred Shares into Class C Common Shares or conversion of Class C Common Shares into Common Shares (including, without limitation, by granting voting rights to holders of bonds, debentures or other obligations).


                                   A-II-12

          (f) Consent Required for Certain Actions. Each action or series of actions set forth below in this Section 3(f) shall require:

     (x) if Capital Z, Reservoir and Rainwater (together with their Affiliates and limited partners) own, in the aggregate, at least 40% of the Preferred Shares originally purchased by them (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of each of (i) holders of more than 50% of the issued and outstanding Series A Preferred Shares and Class A Common Shares, voting together as a single class, and
     (ii) holders of more than 50% of the issued and outstanding Series B Preferred Shares, Series C Preferred Shares, Class B Common Shares and Class C Common Shares, all voting together as a single class;

     (y) if the condition specified in clause (x) is not satisfied and Capital Z (together with its Affiliates and limited partners) owns at least 50% of the Preferred Shares purchased by it (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of holders of more than 50% of the issued and outstanding Series A Preferred Shares and Class A Common Shares, voting together as a single class; and

     (z) if the condition specified in clause (x) is not satisfied and Resevoir and Rainwater, collectively (together with their Affiliates and limited partners) own at least 50% of the Preferred Shares originally purchased by them (including for the purposes of such calculation any Convertible Common Shares and Common Shares into which such Convertible Common Shares have converted), the consent of holders of more than 50% of the issued and outstanding Series B Preferred Shares, Series C Preferred Shares, Class B Common Shares and Class C Common Shares, all voting together as a single class:

                  (i) at any time before the third anniversary of the Closing, involve one or more redemptions, offers to purchase, tender offers or other acquisitions of capital stock of the Company by or on behalf of the Company collectively involving the payment by or on behalf of the Company or any subsidiary thereof of cash and/or other consideration having an aggregate fair market value in excess of the Permitted Tender Offer Amount.

                  (ii) result in a sale of the Company by merger, sale of Assets or consolidation or amalgamation where the per share consideration paid to the holders of Preferred Shares on an as converted basis is less than 200% of the Current Conversion Price;

                  (iii) result in the sale or transfer of 25% or more of the Company's Assets;

                  (iv) result in a voluntarily delisting of the Common Shares from the New York Stock Exchange;

                  (v) (A) at any time before the third anniversary of the Closing, involve or result in the incurrence of additional Indebtedness from and after the Closing in


                                   A-II-13
          excess of $50,000,000 in the aggregate, and provided such $50,000,000 shall not be inclusive of the first $55,000,000 of any refinancing of the First Union Credit Agreement (as defined in the Purchase Agreement) and (B) at any time on or after the third anniversary of the Closing, involve or result in a ratio of Indebtedness to total capital (equal to the sum of shareholders equity plus indebtedness including Trust Preferred, as it appears on the Company's balance sheet as of the date of measurement and prepared in accordance with GAAP) in excess of 0.25 to 1.00;

                  (vi) effect or attempt to effect a voluntary liquidation, dissolution or winding up of the Company;

                  (vii) result in an expansion by the Company into lines of business other than continuing lines of business in which the Company is currently involved;

                  (viii) at any time before the third anniversary of the Closing increase the amount of dividends and other distributions (whether of cash or other property or rights) paid with respect to Common Shares, at a cumulative annualized rate of more than 10% from the last dividend declared prior to the Closing, from and after the Closing (such amount, as reduced by the amount of all cash and the fair market value of all property and rights paid by or on behalf of the Company as a dividend or distribution with respect to Common Shares, is referred to as the "Permitted Dividend Amount");

                  (ix) involve the purchase or renewal of retrocessional or reinsurance coverage from companies with a Standard & Poor's or A.M. Best rating below "A-" unless, in each case, such coverage is acquired pursuant to a contract that requires the applicable reinsurer or retrocessionaire (the "Reinsuring Company") to post and maintain collateral upon a loss in an amount equal to the reserves for such loss and either (A) the obligations of such Reinsuring Company are guaranteed by a direct or indirect parent thereof having Standard &Poor's and A.M. Best ratings of "A-" or better or (B) such Reinsuring Company has capital and surplus as of the date of purchase or renewal of such coverage of at least $1 billion; provided, however, that notwithstanding the foregoing in this clause (ix), the Company may continue to purchase and renew reinsurance coverage with Select Re and renew, but not increase, coverage with Pennsylvania Lumbermans Mutual Insurance Company, in each case in the ordinary course of business consistent with past practice;

                  (x) at any time before the third anniversary of the Closing, effect an acquisition by the Company involving aggregate consideration in excess of $50,000,000;

                  (xi) involve or result in any additional or increased investment by the Company or any of its Subsidiaries in any hedge funds or similar investments beyond the amounts held at September 30, 2001 without the prior unanimous approval of the Investment Committee of the Board of Directors; or


                                   A-II-14

          (xii) at any time on or after the third anniversary of the Closing, involves or results in (A) the payment of any dividend or other distribution (whether in cash or other property or rights) with respect to Common Shares or
(B) involves or results in a redemption, offer to purchase, tender offer or other acquisition of capital stock of the Company by or on behalf of the Company collectively involving the payment by or on behalf of the Company or any subsidiary thereof of cash and/or other consideration having an aggregate fair market value in excess of the greater of (i) the Permitted Tender Offer Amount and (ii) the Permitted Dividend Amount.

          4. Dividend Rights.

          (a) General. For the purposes of this Section 4, each December 31, March 31, June 30 and September 30 (commencing December 31, 2001) on which any Preferred Shares shall be outstanding shall be deemed to be a "Dividend Due Date". The holders of the Preferred Shares shall be entitled to receive, if, when and as declared by the Board of Directors out of funds legally available therefor, cumulative dividends on each share (i) at any time such dividends are to be paid in shares of Preferred Shares in accordance with the terms hereof, the rate of 8% per annum and (ii) at any time such dividends are to be paid in cash in accordance with the terms hereof, the rate of 8% per annum, on the sum of (x) the Stated Value on each Preferred Share plus (y) the amount of any accrued and unpaid dividends thereon, and no more, calculated on the basis of a year of 360 days consisting of twelve 30-day months, payable on each Dividend Due Date, with respect to the quarterly period ending on the day immediately preceding such Dividend Due Date (except that if any such date is not a Business Day, then such dividend shall be payable on the next Business Day following such Dividend Due Date, provided that for the purposes of computing such dividend payment, no interest or sum in lieu of interest shall accrue from such Dividend Due Date to the next Business Day following such Dividend Due Date). Dividends on each Preferred Share shall accrue and be cumulative from and after the date of issuance of such Preferred Share whether or not such dividends are declared and whether or not there shall be net profits or net assets of the Company legally available for the payment of such dividends. The amount of Dividends payable per share for each full dividend period shall be computed by dividing by four the 8% annual rate. The record date for the payment of dividends on the Preferred Shares shall in no event be more than sixty (60) days nor less than fifteen (15) days prior to a Dividend Due Date. Any such dividend that is to be paid in Preferred Shares shall be payable by delivery to such holders, at their respective addresses as they appear in the stock register, of certificates representing the appropriate number of duly authorized, validly issued, fully paid and nonassessable shares of Series A Preferred Shares to holders of Series A Preferred Shares, Series B Preferred Shares to holders of Series B Preferred Shares and Series C Preferred Shares to holders of Series C Preferred Shares. Any such dividend that is to be paid in cash shall be payable by delivery of such cash amounts to such holders at their respective addresses as they appear in the stock register.

          (b) Form of Dividends. Dividends payable on any Dividend Due Date shall, if declared by the Board of Directors of the Company or any duly authorized committee thereof and regardless of when actually paid, accrue and be payable (i) prior to the third anniversary of the Closing, in Series A Preferred Shares to holders of Series A Preferred Shares, in Series B Preferred Shares to holders of Series B Preferred Shares and in Series C Preferred Shares to


                                   A-II-15
holders of Series C Preferred Shares and (ii) from and after the third anniversary of the Closing, accrue and be payable in cash. The number of Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares, as the case may be, so payable on any Dividend Due Date as a dividend per Series A Preferred Share, Series B Preferred Share or Series C Preferred Share, as the case may be, shall be equal to the amount of dividends that would have been payable on such share if such dividend were being paid in cash on such Dividend Due Date divided by the Stated Value. Any additional Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares issued pursuant to this
Section 4(b) shall be governed by this resolution and shall be subject in all respects to the same terms as the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares, respectively, originally issued hereunder. Notwithstanding anything in this paragraph to the contrary, at the sole election of the Company contained in a resolution of the Board of Directors or any duly authorized committee thereof, in substitution in whole or in part for such dividends payable in Preferred Shares (pursuant to clause (i) above), such dividends may be paid in cash to the extent of any dividends that, if paid in additional Preferred Shares, would otherwise cause the Purchasers and their Affiliates to own more than 49.9% of the capital stock of the Company on a fully diluted and Fully Converted basis.

          (c) Dividend Preference. Any dividend which shall not be paid on the Dividend Due Date on which it shall become due shall be deemed to be "past due" until such dividend is paid. So long as any dividend in respect of any outstanding Preferred Share shall be past due at any time such dividends are to be paid in cash in accordance with the terms hereof, the dividend rate applicable to such Preferred Share shall be increased to 10% per annum compounded quarterly.

                  Notwithstanding anything to the contrary set forth in this
Section 4, if at any time during which any Preferred Share remains outstanding the dividend rate payable thereon exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the dividend rate of in respect of Preferred Shares shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the dividend rate payable thereon is less than the Maximum Lawful Rate, dividends shall continue to accrue thereon at the Maximum Lawful Rate until such time as the total dividends earned are equal to the total dividends which would have been earned had the dividend rate on such Preferred Share been (but for the operation of this paragraph) the dividend rate payable since the Closing.

                  Dividends paid on Preferred Shares in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such Preferred Shares at the time outstanding.

                  The rights of Series A Preferred Shares, the Series B Preferred Shares and Series C Preferred shares shall rank pari passu with each other with respect to the right to receive dividends, and such Preferred Shares shall rank senior in all respects to Common Shares, the Convertible Common Shares and all other classes and series of capital shares of the Company, including without limitation other classes and series of preferred shares other than the Trust Preferred (collectively, "Junior Shares").


                                   A-II-16

                  If a dividend upon any Preferred Shares, or any other outstanding preferred stock of the Company ranking on a parity with the Preferred Shares as to dividends, is in arrears, all dividends or other distributions declared upon each series of such stock may only be declared pro rata so that in all cases the amount of dividends or other distributions declared per share of each such series bear to each other the same ratio that the accumulated and unpaid dividends per share on the shares of each such series bear to each other. Except as set forth above, if a dividend upon any Preferred Shares, or any other outstanding stock of the Company ranking on a parity with the Preferred Shares as to dividends, is in arrears: (i) no dividends, in cash, stock or other property, may be paid or declared and set aside for payment or any other distribution made upon any stock of the Company ranking junior to the Preferred Shares as to dividends; (ii) no stock of the Company ranking on a parity with the Preferred Shares as to dividends may be (A) redeemed pursuant to a sinking fund or otherwise, except (1) by means of a redemption pursuant to which all outstanding shares of Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends are redeemed or pursuant to which a pro rata redemption is made from all holders of the Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends (in each case, only so long as the Preferred Shares is otherwise redeemable pursuant hereto), the amount allocable to each series of such stock being determined on the basis of the aggregate liquidation preference of the outstanding shares of each series and the shares of each series being redeemed only on a pro rata basis or (2) by conversion of such stock ranking on a parity with the Preferred Shares as to dividends into, or exchange of such stock for, Junior Shares or (B) purchased or otherwise acquired for any consideration by the Company except (1) pursuant to an acquisition made pursuant to the terms of one or more offers to purchase all of the outstanding shares of the Preferred Shares and all stock of the Company ranking on a parity with the Preferred Shares as to dividends (which offers shall describe such proposed acquisition of all such stock ranking on a parity with the Preferred Shares), which offers shall each have been accepted by the holders of more than 50% of the shares of each series or class of stock receiving such offer outstanding at the commencement of the first of such purchase offers, or (2) by conversion of such stock ranking on a parity with the Preferred Shares as to dividends into, or exchange of such stock for, Junior Stock; and (iii) no stock ranking junior to the Preferred Shares as to dividends may be redeemed, purchased or otherwise acquired for consideration (including pursuant to sinking fund requirements) except by conversion into or exchange for Junior Shares.

          5. Liquidation Rights.

          (a) Priority. In the event of any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary:

                  (i) before any payment or distribution of the Assets of the Company (whether from paid in share capital, share premium or surplus) shall be made to or set apart for the holders of Junior Shares or any other shares of the Company other than Trust Preferred, the holders, on a pari passu basis, of the shares of (A) Series A Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of each issued and outstanding Series A Preferred Share plus all accrued and unpaid dividends thereon (the "Series A Preferred Liquidation Preference"), (B) Series B Preferred Shares shall be entitled to receive from the


                                   A-II-17

          Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of the issued and outstanding Series B Preferred Shares plus all accrued and unpaid dividends thereon (the "Series B Preferred Liquidation Preference") and (C) Series C Preferred Shares shall be entitled to receive from the Assets of the Company, payment in cash of an amount equal to the aggregate of the Stated Value per share of each issued and outstanding Series C Preferred Share plus all accrued and unpaid dividends thereon (the "Series C Preferred Liquidation Preference"). If the Assets distributable upon such liquidation, dissolution or winding-up of the Company shall be insufficient to permit payment to the respective holders of the shares of Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares of the full preferential amounts as set forth in this Section 5(a)(i), then such Assets shall be distributed ratably among the shares of Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares; and

                  (ii) any proceeds remaining after payment of the Series A Preferred Liquidation Preference, the Series B Preferred Liquidation Preference and the Series C Preferred Liquidation Preference shall be distributed ratably among the Common Shares, the Convertible Common Shares and other classes of shares of the Company in accordance with the relevant rights and restrictions thereof, if any.

          (b) Notice of Liquidation. Subject to any other requirement under law, written notice of any liquidation, dissolution or winding up of the Company, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given (not less than thirty (30) days prior to any payment date stated therein), to the holders of record of the Preferred Shares at their respective addresses as the same shall appear on the register of shareholders of the Company.

          6. Conversion. The following provisions are subject to compliance with applicable law, and if the exercise of these rights would violate relevant law, such rights set out below will be suspended until such rights can be exercised in compliance with applicable law:

          (a) General. Each holder of Preferred Shares shall have the right, at the option of such holder, at any time to convert, upon the terms and provisions of this Section 6, one or more Series A Preferred Shares, Series B Preferred Shares or Series C Preferred Shares into fully paid and nonassessable Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, or any class of shares or other securities into which such Class A Common Shares, Class B Common Shares or Class C Common Shares shall have been changed or any class of shares or other securities resulting from a reclassification thereof.

                  (i) Such conversion of Series A Preferred Shares to Class A Common Shares shall be made at the conversion rate of one Series A Preferred Share for a number of Class A Common Shares equal to a fraction (the "Series A Conversion Ratio"), (i) the numerator of which is equal to the Series A Preferred Liquidation Preference on a per share basis and (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class A Common Shares


                                   A-II-18
          issuable upon conversion of the Series A Preferred Shares, when such Class A Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class A Common Shares.

                  (ii) Such conversion of Series B Preferred Shares to Class B Common Shares shall be made at a conversion rate of one Class B Preferred Share for a number of Class B Common Shares equal to a fraction (the "Series B Conversion Ratio"), (i) the numerator of which is equal the Series B Liquidation Preference on a per share basis and
          (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class B Common Shares issuable upon conversion of the Series B Preferred Shares, when such Class B Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class B Common Shares.

                  (iii) Such conversion of Series C Preferred Shares to Class C Common Shares shall be made at a conversion rate of one Class C Preferred Share for a number of Class C Common Shares equal to a fraction (the "Series C Conversion Ratio"), (i) the numerator of which is equal the Series C Liquidation Preference on a per share basis and
          (ii) the denominator of which is equal to the Current Conversion Price in effect at such time. The Class C Common Shares issuable upon conversion of the Series C Preferred Shares, when such Class C Common Shares shall be issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and nonassessable Class C Common Shares.

                  (iv) To the extent necessary to prevent the Purchasers and their Affiliates from owning more than 49.9% of the capital shares of the Company upon a fully diluted and Fully Converted basis, subject to the provisions of Section 7(i) hereof, the Company shall have the right (but not the obligation) to make a cash payment in lieu of a payment in Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, equal to the Fair Market Value at the time of such conversion of the Common Shares that the Purchasers would have received upon Full Conversion in excess of the 49.9% limitation. Such right must be exercised, if at all, and the cash payment and related Tax Gross-Up must be paid, at the time of such conversion.

          (b) Surrender, Election and Payment. Each Preferred Share may be converted by the holder thereof during normal business hours on any Business Day by surrender of such Preferred Share, accompanied by written evidence of the holder's election to convert such Preferred Share, to the Company at its office designated pursuant to the Bye-Laws of the Company (or, if such conversion is in connection with an underwritten public offering of Common Shares, at the location at which the underwriting agreement requires that such Common Shares (or Preferred Shares) be delivered). Payment of the conversion price for the Convertible Common Shares specified in such election shall be made by applying to such payment an aggregate number of Preferred Shares equal to the number obtained by dividing (x) the number of Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, specified in such election by (y) the Series A Conversion Ratio, the Series B


                                   A-II-19

Conversion Ratio or the Series C Conversion Ratio, respectively. Such holder shall thereupon be entitled to receive the number of Convertible Common Shares specified in such election.

          (c) Effective Date. Each conversion of Preferred Shares pursuant to
Section 6(c) hereof shall be deemed to have been effected immediately prior to the close of business on the Business Day on which such Preferred Shares shall have been surrendered to the Company as provided in Section 6(c) hereof, and such conversion shall be at the Current Conversion Price in effect at such time. On each such day that the conversion of Preferred Shares is deemed effected, the person or persons in whose name or names any certificate or certificates for Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, are issuable upon such conversion, as provided in Section 6(e) hereof, shall be deemed to have become the holder or holders of record of such Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be.

          (d) Share Certificates. As promptly as practicable after the conversion of any Preferred Shares, in whole or in part, and in any event within ten (10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue, stamp or other taxes on the issue of the Convertible Common Shares or on the share certificate therefor, other than any income or capital gains taxes) will cause to be issued in the name of and delivered to the holder thereof or as such holder may direct, a certificate or certificates for the number of Class A Common Shares, Class B Common Shares or Class C Common Shares, as the case may be, to which such holder shall be entitled upon such conversion on the effective date of such conversion.

          (e) Acknowledgment of Obligation. The Company will, at the time of or at any time after each conversion of Preferred Shares, upon the request of the holder thereof or of any Common Shares issued upon such conversion, acknowledge in writing its continuing obligation to afford to such holder all rights, if any, to which such holder shall continue to be entitled; provided, that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligations of the Company to afford such rights to such holder.

          (f) Current Conversion Price. The term "Conversion Price" shall mean initially $15.69. The term "Current Conversion Price" as used herein shall mean the Conversion Price, as the same may be adjusted from time to time as hereinafter provided (including, without limitation, pursuant to Section 7 hereof), in effect at any given time; provided, however, that the Current Conversion Price shall not be lower than the par value of the Class A Common Shares, the Class B Common Shares or the Class C Common Shares. In determining the Current Conversion Price, the result shall be expressed to the nearest $0.01, but any such lesser amount shall be carried forward and shall be considered at the time of (and together with) the next subsequent adjustment which, together with any adjustments to be carried forward, shall amount to $0.01 per Class A Common Share, Class B Common Share or Class C Common Share more.

          (g) Reservation of Convertible Common Shares and Common Shares. The Company shall at all times reserve and keep available out of authorized but unissued the maximum number of Convertible Common Shares and Common Shares into which all Preferred Shares and Convertible Common Shares, respectively, from time to time issued and outstanding are convertible.


                                   A-II-20

          (h) Mandatory Conversion. The following conversion provisions shall also be applicable to the Preferred Shares:

                  (i) If not previously converted, all of the issued and outstanding A1 Preferred Shares, B1 Preferred Shares and C1 Preferred Shares, inclusive of all dividends paid in Preferred Shares in accordance with this Description of Stock, will be mandatorily converted into Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, on the third anniversary of the Closing (the "First Mandatory Conversion"). If not previously converted by the Purchasers, all of the issued and outstanding A2 Preferred Shares, B2 Preferred Shares and C2 Preferred Shares inclusive of all dividends paid in Preferred Shares in accordance with this Description of Stock, will be mandatorily converted into Class A Common Shares, Class B Common Shares or Class C Common Shares, respectively, on the sixth anniversary of the Closing (the "Second Mandatory Conversion", and collectively with the First Mandatory Conversion, the "Mandatory Conversion"). To the extent that less than all of the Preferred Shares to be converted are converted (for whatever reason) the Convertible Common Shares issued in such Mandatory Conversion shall be allocated among the holders on a pro rata basis.

                  (ii) The conversion price used in connection with the First Mandatory Conversion shall be determined as follows:

                           (A) if the Current Conversion Price as of the date of
                  the First Mandatory Conversion (the "Conversion Date") is equal to or less than the Fair Market Value of the Common Shares as of the Conversion Date (the "Conversion Date FMV"), the Current Conversion Price used in the First Mandatory Conversion shall be the Conversion Price as of the Conversion Date;

                           (B) if the Current Conversion Price as of the
                  Conversion Date is greater than the Conversion Date FMV, the conversion price used in the First Mandatory Conversion shall equal the sum of (x) the product obtained by multiplying the Conversion Date FMV by 0.8 plus (y) the product obtained by multiplying the Current Conversion Price as of the Conversion Date by 0.2.

                  (iii) The conversion price used in connection with the Second Mandatory Conversion shall be the Current Conversion Price as of the date of the Second Mandatory Conversion.

                  (iv) The mechanics for conversion and other provisions relating to the conversion of Preferred Shares set forth elsewhere in this Section 6 and in Section 7 hereof shall apply to the automatic conversion of Preferred Shares pursuant to this Section 6(h).


                                   A-II-21

          7. Adjustment to Conversion Price.

         The Conversion Price shall be adjusted, from time to time, as follows:

                  (a) Adjustments for Recapitalizations, Etc. In case the Company shall (i) subdivide its outstanding Common Shares, (ii) combine the issued and outstanding Common Shares into a smaller number of shares, (iii) issue by reclassification of Common Shares, any shares of the Company or (iv) pay a dividend or make a distribution on the outstanding Common Shares in capital shares of the Company, then, in any such case, the Current Conversion Price in effect immediately prior to such action shall be adjusted to a price such that if the holder of a Preferred Share were to Fully Convert such Preferred Share immediately after such action, such holder would be entitled to receive the number of shares of the Company which such holder would have owned immediately following such action had such Preferred Shares been converted immediately prior thereto (with any record date requirement being deemed to have been satisfied), and, in any such case, such Conversion Price shall thereafter be subject to further adjustments under this Section 7. An adjustment made pursuant to this Section 7(a) shall become effective retroactively immediately after the effective date.

                  (b) Adjustments for Issuances of Additional Shares. Subject to the exceptions referred to in Section 7(e) hereof, in case the Company shall at any time or from time to time after the date hereof issue any additional Common Shares ("Additional Common Shares") either (i) for no consideration or (ii) for a consideration per share that is either (A) less than 95% of the Fair Market Value of the Common Shares on the last day prior to the date of announcement of such issuance in a registered public offering or (B) less than the Fair Market Value of the Common Shares in a private transaction, then (in the case of either clause (i) or (ii)), and thereafter successively upon each such issuance, the Current Conversion Price shall be adjusted pursuant to the following formula:

                                     NCP = OCP x      OB + X
                                                      ------
                                                         OA

where  NCP         =   the new Current Conversion Price

       OCP         =   the existing Current Conversion Price immediately before the new issue
                       (the "Old Conversion Price")

       OB          =   the total outstanding Common Shares (on a fully diluted basis immediately before the new issue)

       X           =   number of Common Shares issuable at Fair Market Value of the Common
                       Shares for the total consideration to be received for the new issue

       OA          =   the total outstanding Common Shares (on a fully diluted basis)
                       immediately after the new issue;

provided, however, that any such adjustment shall be made only if such adjustment results in a Current Conversion Price less than the Current Conversion Price in effect immediately prior to the issuance of such Additional Common Shares. The Company may, but shall not be required to, make any adjustment of the Current Conversion Price if the amount of such adjustment shall


                                   A-II-22
be less than one percent (1%) of the Current Conversion Price immediately prior to such adjustment, but any adjustment that would otherwise be required then to be made which is not so made shall be carried forward and shall be made at the time of (and together with) the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than one percent (1%) of the Current Conversion Price immediately prior to such adjustment.

          (c) Certain Rules in Applying the Adjustment for Additional Share Issuances. For purposes of any adjustment as provided in Section 7(b) hereof, the following provisions shall also be applicable:

                  (i) Cash Consideration. In case of the issuance of Additional Common Shares for cash, the consideration received by the Company therefor shall be deemed to be the cash proceeds received by the Company for such Additional Common Shares after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of such Additional Common Shares.

                  (ii) Non-Cash Consideration. In case of the issuance of Additional Common Shares for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration other than cash so received or to be received by the Company shall be deemed to be the value of such consideration at the time of its receipt by the Company as determined in good faith by the Board, except that where the non-cash consideration consists of the cancellation, surrender or exchange of outstanding obligations of the Company (or where such obligations are otherwise converted into Common Shares), the value of the non-cash consideration shall be deemed to be the principal amount of the obligations canceled, surrendered, satisfied, exchanged or converted. If the Company receives consideration, part or all of which consists of publicly traded securities (i.e., in lieu of cash), the value of such non-cash consideration shall be the aggregate fair market value of such securities (based on the latest reported sale price regular way) as of the close of the day immediately preceding the date of their receipt by the Company.

                  (iii) Options, Warrants, Convertibles, Etc.

                           (A) In case of the issuance, whether by distribution
                  or sale to holders of its Common Shares or to others, by the Company of (i) any security (other than Preferred Shares and Convertible Common Shares) that is convertible into Common Shares or (ii) any rights, options or warrants to purchase Common Shares, if inclusion thereof in calculating adjustments under this Section 7 would result in a Current Conversion Price lower than if excluded, the Company shall be deemed to have issued, for the consideration described below, the number of Common Shares into which such convertible security may be converted when first convertible, or the number of Common Shares deliverable upon the exercise of such rights, options or warrants when first exercisable, as the case may be (and


                                   A-II-23
                  such shares shall be deemed to be Additional Common Shares for purposes of Section 7(b) hereof).

                           (B) The consideration deemed to be received by the
                  Company at the time of the issuance of such convertible securities or such rights, options or warrants shall be the consideration so received determined as provided in Section 7(c)(i) and (ii) hereof plus (x) any consideration or adjustment payment to be received by the Company in connection with such conversion or, as applicable, (y) the aggregate price at which Common Shares are to be delivered upon the exercise of such rights, options or warrants when first exercisable (or, if no price is specified and such shares are to be delivered at an option price related to the Fair Market Value of the subject Common Shares, an aggregate option price bearing the same relation to the Fair Market Value of the subject Common Shares at the time such rights, options or warrants were granted).

                           (C) If, subsequently, (1) such number of shares into
                  which such convertible security is convertible, or which are deliverable upon the exercise of such rights, options or warrants, is increased or (2) the conversion or exercise price of such convertible security, rights, options or warrants is decreased, then the calculations under the preceding two sentences (and any resulting adjustment to the Current Conversion Price under Section 7(b) hereof) with respect to such convertible security, rights, options or warrants, as the case may be, shall be recalculated as of the time of such issuance but giving effect to such changes (but any such recalculation shall not result in the Current Series A Conversion Price being higher than that which would be calculated without regard to such issuance).

                           (D) On the expiration or termination of such rights,
                  options or warrants, or rights to convert, the Current Conversion Price hereunder shall be readjusted (up or down as the case may be) to such Current Conversion Price as would have been obtained had the adjustments made with respect to the issuance of such rights, options, warrants or convertible securities been made upon the basis of the delivery of only the number of Common Shares actually delivered upon the exercise of such rights, options or warrants or upon the conversion of any such securities and at the actual exercise or conversion prices (but any such recalculation shall not result in the Current Conversion Price being higher than that which would be calculated without regard to such issuance).

                  (iv) Number of Shares Outstanding. The number of Common Shares at the time outstanding shall exclude all Common Shares then owned or held by or for the account of the Company but shall include the aggregate number of Common Shares at the time deliverable in respect of outstanding convertible securities, rights, options and warrants; provided, that to the extent that such rights, options, warrants or conversion privileges are not exercised, such Common


                                   A-II-24

          Shares shall be deemed to be outstanding only until the expiration dates of the rights, warrants, options or conversion privileges or the prior cancellation thereof.

          (d) Adjustment for Development. The Current Conversion Price shall be adjusted upwards or downwards as of each Adjustment Date (as defined below) by multiplying the Current Conversion Price immediately prior to such adjustment date by a fraction (i) the numerator of which is (x) Adjusted Shareholders' Equity minus (y) the cumulative amount of any Loss Development (as defined below) recognized after the Closing in excess of $7,000,000 (the "LD Above Deductible") and (ii) the denominator of which is the Adjusted Shareholders' Equity, it being understood that no adjustment pursuant to this Section 7(d) shall be made if such adjustment shall increase the initial Conversion Price as adjusted by the provisions of this Section 7 other than those contained in this
Section 7(d). The LD Above Deductible shall be applied on an after-tax basis. The term "Adjusted Shareholders' Equity" shall mean the common shareholders' equity, as reflected in the GAAP financial statements of the Company as of September 30, 2001 (the "September Financial Statement"), provided that such shareholders' equity shall be adjusted by substituting the loss and expense reserves set forth in the Definitive Loss Reserve Report (as defined below) for the corresponding reserves set forth in the September Financial Statement. The term "Adjustment Dates" shall mean the dates of completion of the annual audit and reserve review of the Company by the Company's duly appointed auditor with respect to the years ended December 31, 2001, 2002 and 2003 and the term "Adjustment Date" shall mean any of such dates of completion, as well as the dates of completion of any reserve audit requested by the Purchasers. The term "Loss Development" shall mean (i) any net positive or adverse loss and loss expense reserve development (including without limitation as a result of uncollectible reinsurance, net of any allowance for uncollectible reinsurance recorded as of September 30, 2001, reinstatement premiums and any adjustments in profit commissions and ceding commissions) on reserves for losses incurre on or prior to September 30, 2001 and loss adjustment expenses related thereto and established with respect to (x) the losses and loss adjustment expenses related to the events of September 11, 2001 (the "WTC Loss"), (y) lines of business other than the Discontinued Operations and the WTC Loss in an amount not to exceed $12,000,000 on an after-tax basis and (z) the Discontinued Operations (defined below), in each case as set forth in the loss reserve report delivered to the Purchasers on December 10, 2001 (the "Definitive Loss Reserve Report"); and (ii) any liability or loss (other than legal fees and expenses) arising out of material litigation existing at the time of Closing. The term "Discontinued Operations" shall mean (i) Lloyds' Syndicate 1224,
(ii) the excess and surplus lines insurance business assumed from Transnational Insurance Company and (iii) the casualty business underwritten by PXRE Direct Underwriting Managers, Inc. The Purchasers shall have the right to request a reserve audit at any time they should reasonably believe it necessary. The reserve audit shall be performed by an independent actuary mutually acceptable to the Company and the Purchasers (the "Appointed Actuary"). Upon conclusion of the reserve audit, the Appointed Actuary shall issue a written reserve opinion and the conclusion set forth in such reserve opinion shall be binding upon the Company and the Purchasers. The expense of any reserve audit requested by the Purchasers shall be borne by the Purchasers.

          (e) Exclusions from the Adjustment for Additional Share Issuances. No adjustment of the Current Conversion Price under Section 7(b) hereof shall be made as a result of or in connection with (i) the issuance of Common Shares upon conversion of the Convertible Common Shares, (ii) the issuance or grant of any options, warrants or other rights convertible


                                   A-II-25
into capital shares of the Company to employees, officers and directors of the Company pursuant to restricted stock agreements or stock options or other equity compensation plans (such plans having been approved by the shareholders of the Company), or the issuance of the Company's capital shares thereunder, in an amount not to exceed 500,000 Common Shares per calendar year and 2,100,000 Common Shares in the aggregate (subject to adjustment pursuant to Section 7(a)) or (iii) issuances in connection with an underwritten public offering of Common Shares at a price 95% or more of the Fair Market Value at the time of such offering.

          (f) Accountants' Certification. Whenever the Current Conversion Price is adjusted as provided in this Section 7, the Company will promptly obtain a certificate of the Chief Financial Officer of the Company setting forth the Current Conversion Price as so adjusted, the computation of such adjustment and a brief statement of the facts accounting for such adjustment, and will mail to the holders of Series A Preferred Shares a copy of such certificate. The holders of the Preferred Shares may within sixty (60) days object to the calculation of the Current Conversion Price by providing written notice to the Company in accordance with the Bye-Laws of the Company, which notice will set forth the basis of such objection. Such objection shall be submitted to the Company's auditor for review (at the expense of the Company) and the determination of the Company's auditor shall be binding.

          (g) Other Adjustments. In case any event shall occur as to which any of the provisions of this Section 7 are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by the Preferred Shares in accordance with the essential intent and principles of Sections 6 and 7 hereof, then, in each such case, upon the request of the holders of a majority of the Preferred Shares, the Company shall appoint a firm of independent public accountants of recognized national standing selected by the Board (who may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 6 and 7 hereof, necessary to preserve, without dilution, the conversion rights represented by the Preferred Shares. Upon receipt of such opinion, the Company will promptly mail copies thereof to the holders of the Preferred Shares and shall make the adjustments described therein.

          (h) Consolidation, Merger or Amalgamation. If the Company shall at any time consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation) or if the Company is amalgamated, or the Company shall sell, transfer or lease all or substantially all of its Assets, or the Company shall change its Common Shares into property other than capital shares of the Company, then, in any such case, the holder of a Preferred Share shall thereupon (and thereafter) be entitled to receive, upon the Full Conversion of such Preferred Shares in whole or in part, the securities or other property to which (and upon the same terms and with the same rights as) a holder of the number of Common Shares deliverable upon Full Conversion of such Preferred Share would have been entitled if such Full Conversion had occurred immediately prior to such consolidation, merger or amalgamation, such sale of Assets or such change (with any record date requirement being deemed to have been satisfied), and such conversion rights shall thereafter continue to be subject to further adjustments under this
Section 7, without limiting any other rights of holders of Preferred Shares. The Company shall take such steps in connection with such consolidation, merger or amalgamation, such sale of Assets or such change as may be necessary to assure such


                                   A-II-26
holder that the provisions of the shares of Preferred Shares shall thereafter continue to be applicable in relation to any securities or property thereafter deliverable upon the conversion of the Preferred Shares, including, but not limited to, obtaining a written obligation to supply such securities or property upon such conversion and to be so bound by the Preferred Shares.

          (i) If any adjustment to the Current Conversion Price pursuant to this
Section 7 would result in the Purchasers and their Affiliates being able to convert into more than 49.9% of the capital shares of the Company upon a fully diluted and Fully Converted basis, the Company shall have the right (but not the obligation) to elect (within 5 business days of the date of the event giving rise to such adjustment) to make a cash payment in lieu of effecting such adjustment to the Current Conversion Price. Such cash payment shall equal the sum of the Fair Market Value as of the date of conversion of the Common Shares that the Purchasers would have received in excess of the 49.9% limitation upon the Full Conversion of their Preferred Shares as of the date of such adjustment plus the related Tax Gross-Up. Such cash payment shall be allocated pro rata among the Preferred Shares and shall be payable upon conversion of any such Preferred Shares pursuant to Section 6 of this Description of Stock.

          (j) Notices. In case at any time:

                  (i) the Company shall take any action which would require an adjustment in the Current Conversion Price pursuant to Section 7(a) or
          (c); or

                  (ii) the Company shall authorize the granting to the holders of its Common Shares of any distributions on Common Shares as set forth in Section 7(a); or

                  (iii) there shall be any reorganization, reclassification or change of Common Shares (other than a change in par value or, if and when permitted by law, from par value to no par value or from no par value to par value), or any consolidation, merger or amalgamation to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale, transfer or lease of all or substantially all of the Assets of the Company; or

                  (iv) there shall be a voluntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, unless the matter is to be determined at a general meeting of shareholders, the Company shall give written notice to the holders of the Preferred Shares, not less than ten (10) days before any record date or other date set for definitive action, of the date on which such action, distribution, reorganization, reclassification, change, sale, transfer, lease, consolidation, merger, amalgamation, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of any such action (to the extent such effect may be known at the date of such notice) on the Current Conversion
Price and the kind and amount of the shares and other securities and property deliverable upon conversion of the Preferred Shares. Such notice shall also specify any date as of which the holders of the Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon any such reorganization,


                                   A-II-27
reclassification, change, sale, transfer, lease, consolidation, merger, amalgamation, dissolution, liquidation or winding-up, as the case may be.

          8. Board of Directors. (a) Each of the Purchasers acknowledge that any persons designated by the Purchasers to serve on the Board of Directors who are not employees or officers of one of the Purchasers or of the general partner or managing partner of such Purchaser or of an entity listed on Schedule B hereto, or in the case of any Purchaser who is an individual, such individual, must be reasonably acceptable to the Board of Directors of the Company.

          (b) Until such time as the Purchasers (together with their Affiliates and limited partners) no longer beneficially own in the aggregate at least 50% of the Preferred Shares acquired by such Persons under the Purchase Agreement (including for the purposes of such calculation, the Convertible Common Shares held by such Persons), the Board of Directors shall consist of eleven directors.

          (c) So long as Reservoir and Rainwater collectively (together with respective Affiliates and their limited partners) beneficially owns 20% or more of the Preferred Shares acquired by Reservoir and Rainwater under the Purchase Agreement or the terms of this Description of Stock (including for purposes of such calculation, all Class B Common Shares and Class C Common Shares then held by such Persons), a Reservoir Director or Rainwater Director (at Reservoir's election) shall serve on each of the committees of the Board of Directors; provided that a Reservoir Director or Rainwater Director shall not serve on the Audit Committee of the Board of Directors if such person does not meet the requirements of the rules and regulations of the New York Stock Exchange (the "NYSE Rules"), or on the Compensation Committee if as a result the Company could not avail itself of the available exemptions of the Internal Revenue Code of 1986, as amended, or Section 16(b) of the Exchange Act, including Rule 16b-3 thereunder or any successor rule.

          (d) So long as Capital Z (together with its Affiliates and their limited partners) together beneficially owns 20% or more of the Preferred Shares acquired by Capital Z under the Purchase Agreement or the terms of this Description of Stock (including for purposes of such calculation, all Class A Common Shares then held by such Persons), one of the Capital Z Directors shall serve on each of the committees of the Board of Directors; provided a Capital Z Director shall not serve on the Audit Committee of the Board of Directors if such person does not meet the requirements of the rules and regulations of the NYSE Rules or on the Compensation Committee if as a result the Company could not avail itself of the available exemptions of the Internal Revenue Code of 1986, as amended, or Section 16(b) of the Exchange Act, including Rule 16b-3 thereunder or any successor rule.

          (e) Whether or not Capital Z, Reservoir or Rainwater designates any member of the Board of Directors, each of Capital Z, Reservoir and Rainwater, so long as either (together with its Affiliates and their limited partners) continues to beneficially own 20% or more of the Preferred Shares acquired by Capital Z, Reservoir or Rainwater, as the case may be, under the Purchase Agreement or the terms of this Certificate of Designations (including for the purposes of such calculation, the Convertible Common Shares held by such Persons), may designate one individual (each, an "Observer") to attend all meetings of the Board of Directors (and any committees thereof) in a non-voting observer capacity. Each Observer shall be entitled to receive all notices, reports, presentations and materials as if the Observer were a member of


                                   A-II-28
the Board. Each Observer may be required to deliver a confidentiality agreement reasonably required by the Company, and shall be subject to removal from any meeting or barred from review of any information relating to (i) the Company's relationship with the persons or series represented by such person at the Board's option or (ii) if the Company reasonably believes upon the advice of counsel that such exclusion is necessary to preserve the attorney-client privilege. Such confidentiality agreement shall not limit the right of the such Observer to share with Capital Z, Reservoir or Rainwater, as the case may be (or any of its Affiliates, as the case may be) any confidential information relating to the Company disclosed to such Observer provided that Capital Z, Reservoir or Rainwater, as the case may be (or its Affiliates, as the case may be) maintains confidential information confidential to the same extent as such Observer is required under such confidentiality agreement.

          9. Class A Common Shares, Class B Common Shares and Class C Common Shares

          (a) Designation and Number of Class A, Class B and Class C Common Shares. The designation of Convertible Common Shares by this resolution shall be:

                  (i) "Class A Common Shares, $1.00 par value," of the Company, and the number of Class A Common Shares which the Company shall be authorized to issue shall be 10,000,000 shares;

                  (ii) "Class B Common Shares, $1.00 par value," of the Company, and the number of Class B Common Shares which the Company shall be authorized to issue shall be 6,666,666 and 2/3 shares; and

                  (iii) "Class C Common Shares, $1.00 par value," of the Company, and the number of Class C Common Shares which the Company shall be authorized to issue shall be 3,333,333 and 1/3 shares;

          (b) Priority. The Convertible Common Shares shall rank pari passu with the Common Shares.

          (c) Voting.

                  (i) Except as otherwise provided specifically herein and in the Bye-Laws or required by Bermuda law, (A) each Convertible Common Share shall have the right and power and be entitled to vote on any question or matter upon which, or in any proceeding at which, the holders of Common Shares of the Company are entitled to vote and to be represented at and to receive notice of any meeting of shareholders (except for election or removal of directors of the Company, as to which the Convertible Common Shares shall only be able to vote for election or removal of Class IV Directors as set forth in Section 3 of this Description of Stock), (B) the holders of Preferred Shares, Convertible Common Shares and Common Shares shall vote together as one class and not as separate classes and (C) each holder of Convertible Common Shares shall be entitled to that number of votes for each Convertible Common Share held by such holder equal to the number of Common Shares that would be received by such holder if such Preferred Share were Fully Converted pursuant to Section 9(d) hereof.


                                   A-II-29

                  (ii) Notwithstanding the foregoing, the Class A Common Shares, the Class B Common Shares and the Class C Common Shares shall be entitled to vote with the Series A Preferred Shares, Series B Preferred Shares and Series C Preferred Shares in the election of the Capital Z Directors, respectively, the Reservoir Director and the Rainwater Director, respectively, in each case as set forth in Section 3 of this Description of Stock.

          (d) Conversion. Convertible Common Shares shall automatically convert into Common Shares on a one-for-one ratio upon a transfer of record ownership thereof to any Person other than (i) Capital Z, Reservoir, Rainwater, or any of their respective Affiliates or limited partners (including without limitation in connection with a public offering of such shares) or (ii) a Person approved by the Board in its sole discretion. Convertible Common Shares may be converted at the option of the holder thereof into Common Shares on a one-for-one ratio at any time that such holder would be entitled to vote Preferred Shares generally in the election of directors in accordance with clause (b)(ii), (b)(iii) or
(b)(iv) of Section 3 of this Description of Stock.

          (e) General. Except as provided for in this Section 9 or elsewhere in this Description of Stock, the Convertible Common Shares shall have the same rights, preferences and restrictions as the Common Shares.





                                   A-II-30

                                                                    Appendix III
================================================================================









                              INVESTMENT AGREEMENT


                           dated as of _________, 2002


                                  by and among


                                 PXRE GROUP LTD.


                                       and


                     THE INVESTORS NAMED ON EXHIBIT A HERETO





================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE I    DEFINITIONS.........................................................................................1
1.1      Definitions.............................................................................................1
ARTICLE II   RESTRICTIONS ON TRANSFER............................................................................6
2.1      Restrictions on Transfer................................................................................6
2.2      Involuntary Transfer....................................................................................7
ARTICLE III  STANDSTILL AGREEMENT................................................................................7
3.1      Standstill Restrictions.................................................................................7
ARTICLE IV   REGISTRATION RIGHTS.................................................................................9
4.1      Requests for Registration...............................................................................9
4.2      Long-Form Registrations................................................................................10
4.3      Short-Form Registrations...............................................................................10
4.4      Priority on Demand Registrations.......................................................................11
4.5      Other Registration Rights..............................................................................11
4.6      Blackout Events........................................................................................11
4.7      Right to Piggyback.....................................................................................12
4.8      Piggyback Expenses.....................................................................................12
4.9      Holdback...............................................................................................12
4.10     Selection of Underwriters..............................................................................12
4.11     Registration Procedures................................................................................13
4.12     Fees Generally.........................................................................................15
4.13     Number of Registration Requests........................................................................15
ARTICLE V    INDEMNIFICATION....................................................................................15
5.1      Indemnification by the Company.........................................................................15
5.2      Indemnification by a Holder............................................................................16
5.3      Contribution by Indemnifying Party.....................................................................17
5.4      Indemnification Procedure..............................................................................17
5.5      Underwriting Agreement.................................................................................18
5.6      Financial Assistance...................................................................................18
ARTICLE VI   MISCELLANEOUS......................................................................................18
6.1      Specific Performance...................................................................................18
6.2      Amendments.............................................................................................19
6.3      Successors and Assigns.................................................................................19
6.4      Notices................................................................................................19
6.5      Rule 144...............................................................................................21
6.6      Headings; Certain Conventions..........................................................................21
6.7      Invalid Provisions.....................................................................................21
6.8      Governing Law..........................................................................................21
6.9      Waiver of Jury Trial...................................................................................22
6.10     Jurisdiction...........................................................................................22
6.11     Counterparts...........................................................................................22
6.12     Entire Agreement.......................................................................................22

         This INVESTMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Investment Agreement"), dated as of _________, 2002, is made by and among PXRE Group Ltd., a Bermuda company (the "Company"), and each of the Investors named in the signature page hereto (each an "Investor" and collectively, the "Investors").


                                    RECITALS

         WHEREAS, the Company and the Investors have entered into that certain Purchase Agreement, dated as of December 10, 2001 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Purchase Agreement"), pursuant to which, among other things, the Investors are acquiring newly issued shares of Series A Convertible Voting Preferred Shares, par value $1.00 per share, Series B Convertible Voting Preferred Shares, par value $1.00 per share and Series C Convertible Voting Preferred Shares, par value $1.00 per share, of the Company (collectively, the "Preferred Shares"); and

         WHEREAS, the Purchase Agreement, among other things, provides that the execution and delivery of this Investment Agreement is a condition to the consummation of the other transactions contemplated by the Purchase Agreement.

         NOW THEREFORE, in connection with the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

1.1 Definitions. The following defined terms, when used in this Investment Agreement, shall have the respective meanings set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

         "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, that Person; provided, however, that with respect to Capital Z, CZI shall not be considered an Affiliate. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

         "Allowed Hedging Transactions" has the meaning ascribed to it in
Section 3.1(d).

         "Blackout Event" has the meaning ascribed to it in Section 4.6.


                                   A-III-1

         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

         "Capital Z" means Capital Z Financial Services Fund II, L.P. and Capital Z Financial Services Private Fund II, L.P., collectively.

         "Capital Z Holders" means for so long as such Person owns Registrable Securities, Capital Z, any Affiliate thereof and any Person acquiring or otherwise receiving, directly or indirectly, Registrable Securities from Capital Z or any Affiliate thereof in accordance with Article II hereof.

         "Class A Common Shares" means the Class A Convertible Voting Common Shares of the Company, par value $1.00 per share.

         "Class B Common Shares" means the Class B Convertible Voting Common Shares of the Company, par value $1.00 per share.

         "Class C Common Shares" means the Class C Convertible Voting Common Shares of the Company, par value $1.00 per share.

         "Closing" has the meaning ascribed to it in the Purchase Agreement.

         "Closing Date" has the meaning ascribed to it in the Purchase
Agreement.

         "Code" means the Internal Revenue Code of 1986 of the United States of America, as amended.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Shares" means common shares of the Company, par value $1.00 per share, excluding however the Convertible Common Shares.

         "Company" has the meaning ascribed to it in the introductory paragraph of this Investment Agreement.

         "Company Securities" means the Preferred Shares, the Convertible Common Shares and the Common Shares issuable upon conversion of the Convertible Common Shares.

         "Convertible Common Shares" means the Class A Common Shares, the Class B Common Shares and the Class C Common Shares.

         "CZI" means Capital Z Investments, L.P. and Capital Z Investments II, L.P.

         "Demand Registration" means any Long-Form Registration or Short-Form Registration requested in accordance with Section 4.1(a).



                                   A-III-2

         "Exchange Act" means the Securities Exchange Act of 1934 of the United States of America, as amended, and the rules and regulations of the Commission issued thereunder.

         "Fair Market Value" with respect to Common Shares, on any date, shall be deemed to be the average of the reported closing prices for each of the five
(5) consecutive trading days ending on the trading day before such date of determination. The reported closing price for each day shall be the reported closing price on the principal national securities exchange or automated quotation system on which the Common Shares are then listed or admitted to trading. With respect to the Convertible Common Shares, the Fair Market Value shall equal the Fair Market Value of the Common Shares into which such Convertible Common Shares are Convertible. In the case of the Preferred Shares, and with respect to the Common Shares if they are not then listed or admitted to trading on any national securities exchange or automated quotation system or if the closing price cannot be so determined, the Fair Market Value shall be determined by (x) the written agreement of the Company and the respective holder of Company Securities being valued and (y) in the event that no such agreement is reached within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, (A) by an appraiser of recognized standing selected by the respective holder of Company Securities and the Company or (B) if the respective holder of Company Securities and the Company cannot agree on an appraiser within twenty (20) days after the date of the event giving rise to the need to determine the Fair Market Value, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be borne by the Company. The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x) and (y).

         "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, country, city or other political subdivision.

         "Hedging Contracts" means with respect to the Common Shares (or any shares convertible into Common Shares), any interest rate contracts, foreign exchange contracts, currency swaps or option agreements, forward contracts, commodity swaps, purchase or option agreements, other commodity price hedging arrangements and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

         "Holder" means any Person owning Registrable Securities who is a party to this Investment Agreement or any transferee obtaining Registrable Securities in accordance with Article II hereof for so long as such Person shall hold Registrable Securities.

         "Investment Agreement" has the meaning set forth in the forepart hereof.



                                   A-III-3

         "Investors" has the meaning ascribed to it in the introductory paragraph of this Investment Agreement.

         "Involuntary Transfer" means any involuntary Transfer or Transfer by operation of law of Company Securities by or in which the owner of such Company Securities shall be deprived or divested of any right, title or interest in or to Company Securities, including, without limitation, by seizure under levy of attachment or execution or by foreclosure upon a pledge, pursuant to any statute pertaining to escheat or abandoned property, upon or occasioned by the legal incompetence of a legal representative of any owner of Company Securities. Notwithstanding the foregoing, Involuntary Transfer shall not include the Transfer of Company Securities in a Permitted Transfer, provided that the transferee is a party hereto or executes a Joinder Agreement and becomes a party to this agreement.

         "Joinder Agreement" means a Joinder Agreement in form and substance reasonably satisfactory to the Company.

         "Law" or "Laws" means, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other determinations of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

         "Long-Form Registration" has the meaning ascribed to it in Section 4.1(a).

         "Permitted Transfer" means any Transfer (i) in accordance with Bermuda Law and the Bye-laws of the Company and (ii) pursuant to a registered public offering, in accordance with Rule 144 or pursuant to another available exemption under the Securities Act, which meets the following conditions:

                           (a) such Transfer (i) does not result in any Person
                  "controlling" (as such term is defined in ss.38a-129(3) of the Connecticut Insurance Law) the Company, (ii) is approved by the Connecticut Department of Insurance prior to effecting such Transfer or entering into any agreement to effect any such Transfer or (iii) the Connecticut Department of Insurance has consented to a Disclaimer of Affiliation (as defined by applicable Connecticut insurance regulations) relating to such Transfer; and

                           (b) such Transfer does not result in the Company or
                  any Subsidiary of the Company being deemed a controlled foreign corporation, for any purposes other than the inclusion of Related Person Insurance Income, under the Code, and does not result in the transferring Person or any other Person being considered a United States Shareholder within the meaning of Section 951(b) of the Code, without regard to
                  Section 953(c) of the Code and without application of Bye-law 20(4) of the Company's Bye-Laws; provided, however, that this subsection (b)




                                   A-III-4
                  shall not be a condition to a Permitted Transfer if the Board of Directors agrees, prior to any Transfer, to waive such condition.

         "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

         "Piggyback Holders" has the meaning ascribed to it in Section 4.7.

         "Preferred Shares" has the meaning ascribed to it in the recitals hereto.

         "Purchase Agreement" has the meaning ascribed to it in the recitals hereto.

         "Rainwater" means Richard E. Rainwater, an individual.

         "Rainwater Holder" means for so long as such Person owns Registrable Securities, Rainwater, any Affiliate thereof and any Person acquiring or otherwise receiving, directly or indirectly, Registrable Securities from Rainwater or any Affiliate thereof in accordance with Article II hereof.

         "Registrable Securities" means, at any time, the Common Shares issued or issuable upon the conversion of the Convertible Common Shares; provided, however, that "Registrable Securities" shall not include any Common Shares or other securities obtained or transferred pursuant to an effective registration statement under the Securities Act.

         "Registration Expenses" has the meaning ascribed to it in Section 4.12(a).

         "Registration Statement" has the meaning ascribed to it in Section 4.11(a).

         "Requesting Holders" means, with respect to any Demand Registration, the Capital Z Holders, if Capital Z Holders have requested such Demand Registration, the Reservoir Holders, if Reservoir Holders have requested such Demand Registration, and the Rainwater Holders, if Rainwater Holders have requested such Demand Registration.

         "Required Capital Z Holders" means, as of the date of any determination thereof, Capital Z Holders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities then held by all Capital Z Holders.

         "Required Rainwater Holders" means, as of the date of any determination thereof, Rainwater Holders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities then held by all Rainwater Holders.

         "Required Reservoir Holders" means, as of the date of any determination thereof, Reservoir Holders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities then held by all Reservoir Holders.


                                   A-III-5

         "Reservoir" means, collectively, Reservoir Capital Partners, L.P. and Reservoir Capital Master Fund, L.P.

         "Reservoir Holder" means for so long as such Person owns Registrable Securities, Reservoir, any Affiliate thereof and any Person acquiring or otherwise receiving, directly or indirectly, Registrable Securities from Reservoir or any Affiliate thereof in accordance with Article II hereof.

         "Securities Act" means the Securities Act of 1933, as amended, of the United States of America and the rules and regulations of the Commission issued thereunder.

         "Selling Expenses" has the meaning ascribed to it in Section 4.12(a).

         "Short-Form Registration" has the meaning ascribed to it in Section 4.1(a).

         "Subsidiary" means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns at least 50% of either the equity interest in, or the voting control of, such Person, whether or not existing on the date hereof.

         "Transfer" means, directly or indirectly, any sale, transfer, assignment, hypothecation, pledge or other disposition of any Company Securities or any interests therein.

         "Violation" has the meaning ascribed to it in Section 5.1.

                                   ARTICLE II
                            RESTRICTIONS ON TRANSFER

2.1 Restrictions on Transfer. Each of Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities covenants and agrees with the Company that it will not Transfer any Preferred Shares (or Convertible Common Shares or any Common Shares into which the Convertible Common Shares have been converted) held by such Person unless (i) such Transfer is a Permitted Transfer and (ii) the transferee in any such Permitted Transfer executes a Joinder Agreement and thereby becomes a party to this Investment Agreement; provided, however, that any Person receiving Company Securities registered in a public offering or in a sale under Rule 144 of the Securities Act shall not be obligated to execute a Joinder Agreement.

2.2                 Involuntary Transfer.

(a) Upon the occurrence of any event that would cause any Company Securities to be Transferred by Involuntary Transfer, the holder of such Company Securities subject to such Involuntary Transfer (or the legal representative or successor thereof) shall give the Company written notice thereof stating the terms of such Involuntary Transfer, the identity of the transferee or proposed transferee, the




                                   A-III-6
     price or other consideration, if readily determinable, for which the Company Securities are proposed to be or have been Transferred and the number of Company Securities which are the subject of such Transfer. Upon the receipt of such notice, the Company shall have the right and option to purchase all (but not less than all) of such Company Securities, which right shall be exercised by written notice given by the Company to the transferor (or transferee following occurrence of the Involuntary Transfer) within a period of forty-five (45) days from the date by which the Company receives such notice.

(b) If the Company otherwise obtains actual knowledge of an Involuntary Transfer as to which written notice pursuant to Section 2.2(a) has not been given, the Company shall have the right and option to purchase all (but not less than all) of such Company Securities, which right shall be exercised by written notice given by the Company to the transferor (or transferee following the occurrence of the Involuntary Transfer) within forty-five (45) days following the later of (i) the Company's obtaining actual knowledge of such proposed or completed Transfer and (ii) the date of such Involuntary Transfer.

(c) Any purchase pursuant to this Section 2.2 shall be at the price and on the terms applicable to such Involuntary Transfer. If the nature of the event giving rise to such Involuntary Transfer is such that no readily determinable consideration is to be paid for or assigned to the Transfer of the Company Securities, the price to be paid by the Company for each of the Company Securities shall be the Fair Market Value thereof as of the date of Transfer. The closing of the purchase and sale of such Company Securities pursuant to this Section 2.2 shall be held at the place and on the date established by the Company, which in no event shall be less than ten (10) nor more than thirty (30) days from the date on which the Company gives notice of its election to purchase such Company Securities, and shall be in accordance with the procedures set forth in this Section 2.2.

                                  ARTICLE III
                              STANDSTILL AGREEMENT

3.1                 Standstill Restrictions.

(a) During a period of five years following the Closing Date, Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities covenant and agree that, without the prior affirmative vote of a majority of the members of the Board of Directors in a specific resolution to that effect adopted prior to the taking of such action, they shall not, and they shall not permit any of their respective Affiliates to, directly or indirectly acquire, agree to acquire, propose to acquire (or publicly announce or otherwise disclose an intention to propose to acquire) or offer to acquire or become the beneficial owner of, or obtain any rights in respect of, by purchase or otherwise, any (x) material asset of the Company or any Subsidiary or (y) additional Common Shares or other capital shares of the Company




                                   A-III-7

     (provided that holders of Company Securities shall be permitted to convert their Preferred Shares and Convertible Common Shares in accordance with the terms thereof) and it being understood and agreed that neither Capital Z nor Reservoir shall be deemed to beneficially own any capital shares or assets of the Company held by their limited partners or held by investment partnerships or funds in which Reservoir, Capital Z or Rainwater or their respective Affiliates have invested, in each case provided that such limited partner, investment partnership or investment fund is not an Affiliate of Capital Z or Reservoir, as applicable.

(b) So long as Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities own any Preferred Shares or Convertible Common Shares, Capital Z, Reservoir, Rainwater and any transferee receiving Company Securities covenant and agree that without the prior affirmative vote of a majority of the members of the Board of Directors in a specific resolution to that effect adopted prior to the taking of such action, they shall not, and they shall not permit any of their respective Affiliates to, directly or indirectly:

                    (i) sell short any Common Shares or other capital shares of the Company except as provided below in Section 3.1(d);

                    (ii) engage in any Hedging Transactions except as provided below in Section 3.1(d);

                    (iii) propose (or publicly announce or otherwise disclose an intention to propose), solicit, offer, seek to effect, negotiate with or provide any confidential information relating to the Company or its business to any other Person with respect to, any tender or exchange offer, merger, amalgamation, consolidation, share exchange, business combination, restructuring, recapitalization or similar transaction involving the Company;

                    (iv) make, or in any way participate in, or assist any Person in, any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 under the Exchange Act), solicit any consent with respect to the voting of any Company Securities or become a "participant" (as such term is defined in Item 4, Instruction 3 of Schedule 14A to the Exchange Act) in any solicitation subject to Rule 14a-12(c) under the Exchange Act with respect to the Company;

                    (v) initiate, propose or otherwise solicit shareholders for the approval of one or more shareholder proposals with respect to the Company as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other Person to initiate any shareholder proposal;

                    (vi) except to the extent contemplated by this Investment Agreement, form, join or in any other way participate in any partnership, pooling agreement, syndicate, voting trust or other "group" with respect to the Company Securities or otherwise act in concert with any third Person for the purpose of (x)




                                   A-III-8
          acquiring any Company Securities or (y) holding or disposing of Company Securities for any purpose otherwise prohibited by this
          Section 3.1;

                    (vii) except as specifically provided for in the Bye-Laws of the Company, deposit any Company Securities into a voting trust or subject any Company Securities to any arrangement or agreement with respect to the voting thereof;

                    (viii) call or seek to have called any meeting of the shareholders of the Company for any purpose otherwise prohibited by this Section 3.1;

                    (ix) take any other action to seek control of the Company;
          or

                    (x) agree to do any of the foregoing, or advise, assist, encourage or persuade any Person to take any action with respect to any of the foregoing.

(c) Each holder of Company Securities agrees that it will notify the Company promptly if any written inquiries or written proposals are received by, any written information is exchanged with respect to, or any substantive negotiations or discussions are initiated or continued with, any Purchaser or any of their respective Affiliates regarding any matter described in this Section 3.1.

(d) Notwithstanding the restrictions set forth above in Section 3.1(a) or (b), with respect to any or all Company Securities, from and after the first anniversary of the Closing, the holders of Company Securities may (i) effect prepaid forward contracts, zero premium collars, call sales, and capped call spread forwards and (ii) engage in similar newly created hedging transactions (collectively, "Allowed Hedging Contracts").

                                   ARTICLE IV
                               REGISTRATION RIGHTS

4.1 Requests for Registration. (a) On or after the first anniversary of the Closing, the Capital Z Holders (collectively), the Reservoir Holders (collectively) and the Rainwater Holders (collectively) may each request in writing that the Company register under the Securities Act all or part of the Registrable Securities owned by them (x) on Form S-1 or any similar long-form registration statement (any such registration, a "Long-Form Registration") or (y) on Form S-3 or any similar short-form registration statement (any such registration, a "Short-Form Registration"), if the Company qualifies to use such short form, and any such written notice shall specify the number of Registrable Securities to be registered. Thereafter, the Company shall use its best efforts to effect the registration under the Securities Act and to include in such registration (x) all Registrable Securities which such Requesting Holders have so requested to be included therein and (y) all other Registrable Securities to be included pursuant to this Article IV.



                                   A-III-9

         (b) Any Requesting Holders that request a Demand Registration pursuant to Section 4.1(a) may, at any time prior to the effective date of the registration statement relating to such Demand Registration, revoke such request by providing written notice to the Company; provided, however, that notwithstanding such revocation, such Demand Registration shall be deemed a request for purposes of Section 4.2 unless such Requesting Holders agree to pay for all of the Registration Expenses incurred by the Company with respect to such revoked Demand Registration.

         (c) With respect to any Demand Registration where the number of securities covered by the applicable registration statement is less than 50% of the Registrable Securities requested by the Requesting Holders to be included in such Demand Registration, the Requesting Holders may decide (x) to proceed with such Demand Registration, provided, however, that such Demand Registration shall not be deemed a request for purposes of Section 4.2 or (y) to abandon such Demand Registration, in which case the Company shall reimburse the Requesting Holders for all reasonable expenses (not limited to Selling Expenses) incurred in connection with such abandoned Demand Registration and such Demand Registration shall not be deemed a request for purposes of Section 4.2.

4.2 Long-Form Registrations. The Company shall be obligated to effect up to two Long-Form Registrations for each of (a) the Capital Z Holders (as a group) and (b) the Reservoir Holders and the Rainwater Holders (as a group); provided, however, that the Company shall have no obligation to file such Long-Form Registration unless the request for such registration has been made by (x) in the case of the Capital Z Holders, the holders of a majority of Company Securities held by the Capital Z Holders on the date of such request and (y) in the case of the Reservoir Holders and Rainwater Holders, the holders of a majority of Company Securities held by the Reservoir Holders and Rainwater Holders on the date of such request; and provided, further, that the Company shall have no obligation to file such Long-Form Registration unless the reasonable anticipated aggregate offering price for the Registrable Securities covered by such Long-Form Registration would exceed $22,500,000. The Company shall pay all Registration Expenses and the Requesting Holders shall pay all Selling Expenses in connection with such Long-Form Registration. All Long-Form Registrations (unless otherwise requested by the relevant Requesting Holders) shall be underwritten registrations.

4.3 Short-Form Registrations. In addition to the Long-Form Registrations contemplated by Section 4.2, Capital Z Holders, Reservoir Holders and Rainwater Holders shall be entitled to request an unlimited number of Short-Form Registrations, with respect to which the Company shall pay all Registration Expenses and the Requesting Holders shall pay all Selling Expenses; provided, however, that the Company shall have no obligation to file such Short-Form Registration unless the reasonable anticipated aggregate offering price would exceed $2,000,000. Demand Registrations will be Short-Form Registrations whenever the Company is qualified to use Form S-3 or any similar short form registration statement. The Company shall




                                   A-III-10
     not be required to effect more than two Short-Form Registrations in any consecutive 12 month period.

4.4 Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of Registrable Securities which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include any securities to be sold in such Demand Registration in the following order:
     (i) first, the Registrable Securities requested to be included in such registration by the Requesting Holders and by the Piggyback Holders (pursuant to Section 4.7(a)), pro rata, based upon their total ownership, on a fully diluted basis; (ii) second, the securities which the Company proposes to sell; and (iii) third, any securities other than Registrable Securities to be sold by Persons other than the Company included pursuant to Section 4.5.

4.5 Other Registration Rights. Except as provided in this Investment Agreement, without the written consent of a majority (by number of shares) of the holders of the Preferred Shares, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, other than registration rights which are junior in all instances to the rights granted to the Holders in this Article IV.

4.6 Blackout Events. If, in the reasonable good faith judgment of the Company, any pending bankruptcy or insolvency, pending material merger, amalgamation, acquisition, corporate reorganization, other material transaction or other event or circumstance involving the Company or any of its Affiliates makes it imprudent for the Company to file a registration statement or to be in registration (any such event, circumstance or transaction, a "Blackout Event"), the Company shall not be obligated to effect (whether by filing a registration statement, seeking effectiveness of a registration statement or otherwise) any registration requested by the Capital Z Holders, the Reservoir Holders or the Rainwater Holders; provided, however, that the Company may only refuse to effect such registration twice in any twelve month period. If the Company determines that a Blackout Event exists, any registration requested by Capital Z Holders, Reservoir Holders or Rainwater Holders shall be postponed until the Blackout Event no longer exists; provided, further, that no such postponement shall exceed 90 days. In the event a Blackout Event exists and the Company has elected to postpone any registration, in the case of a Demand Registration, the Requesting Holders may choose to withdraw their request for registration and such withdrawn request shall not be deemed a request for purposes of Section 4.2 and the Company shall reimburse the Requesting Holders and any Piggyback Holders for all reasonable expenses (not limited to Selling Expenses) incurred with such abandoned registration.



                                   A-III-11

4.7 Right to Piggyback. (a) Whenever the Company proposes to register any of its equity securities under the Securities Act on behalf of the Company or otherwise (including pursuant to Section 4.1(a)) (other than on Forms S-4 or S-8 or any successor forms), the Company shall give written notice to all Holders (or holders of Preferred Shares if all such Shares have not yet been converted) (the "Piggyback Holders"). If any Piggyback Holders so request in writing within thirty (30) days after delivery of such notice by the Company, the Company shall include in any such registration statement the Registrable Securities held by such Piggyback Holder and requested to be included in such registration. Any such written request by the Piggyback Holders shall contain an undertaking on the part of each Piggyback Holder to provide all such information and materials concerning such Piggyback Holder and the distribution proposed by such Piggyback Holder as the Company may reasonably request in order to comply with all applicable requirements in connection with such registration.

         (b) If such registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included exceeds the number of securities which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include any securities to be sold in such registration in the following order: (i) first, in the case where such registration is not a Demand Registration, the securities requested to be included in such registration by the Company (if such registration is a registration initiated by the Company) or any other Person (if such registration is not a registration initiated by the Company) who, subject to Section 4.5, can request such registration; (ii) second, the securities requested to be included by the Piggyback Holders; and (iii) third, any securities to be sold by any other Person or the Company (if such shares are not included pursuant to clause
(i) above). Notwithstanding the foregoing, with respect to any Demand Registration, the priorities set forth in Section 4.4 shall control such Demand Registration.

4.8 Piggyback Expenses. In all Piggyback Registrations, (a) the Registration Expenses of the Holders of the Registrable Securities shall be paid by the Company and (b) the Selling Expenses applicable to the Registrable Securities shall be borne by the Piggyback Holders thereof in proportion to the number of Registrable Securities sold by such Piggyback Holder pursuant to such registration.

4.9 Holdback. Each Holder of Registrable Securities agrees, so long as every director and officer also agrees, not to effect any public sale or distribution of Registrable Securities, or any securities convertible, exchangeable or exercisable for or into Registrable Securities, during the seven days prior to, and the 90-day period beginning on, the effective date of any underwritten offering (unless the managing underwriters of such underwritten offering otherwise agree).

4.10 Selection of Underwriters. In connection with any registration pursuant to Section 4.1(a), the Holders requesting such registration may effect the




                                   A-III-12
     offer and sale of Registrable Securities pursuant to an underwritten offering with underwriters selected by such Holders and reasonably acceptable to the Company.

4.11 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

(a) prepare and file with the Commission a registration statement (the "Registration Statement") with respect to such Registrable Securities and use commercially reasonable efforts to cause that Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) the period of time required by the Commission,
     (ii) 180 days from the effective date and (iii) the sale of all Registrable Securities covered thereby; provided that the Company may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 4.6, its securities that are Registrable Securities) at any time prior to the effective date of such Registration Statement;

(c) furnish to each selling Holder such reasonable number of copies of the prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Holder;

(d) use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such states as the selling Holders shall reasonably request, and do any and all other acts that may be reasonably necessary to enable the selling Holders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the selling Holder; provided, however, that the Company shall not be required in connection with this Section 4.11(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(e) in connection with any underwritten offering, obtain a comfort letter from the Company's independent public accountants who have certified the Company's financial statements included in such Registration Statement in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in public issuances of securities;




                                   A-III-13

(f) notify each Holder of Registrable Securities covered by the registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event of which the Company has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder of Registrable Securities agrees upon receipt of such notice forthwith to cease making offers and sales of Registrable Securities pursuant to such Registration Statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) if the offering is underwritten and at the request of any Holders of Registrable Securities, use commercially reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, covering such matters as are customarily covered in opinions of issuer's counsel delivered to the underwriters in connection with underwritten public offerings and (ii) a letter dated such date from the independent certified public accountants retained by the Company, addressed to the underwriters and to such Holder, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(h) make available for inspection upon reasonable notice during the Company's regular business hours by each Holder of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that there shall be no obligation to provide any such information unless and




                                   A-III-14
     until any recipient of such information has executed a confidentiality agreement in form and substance reasonably satisfactory to the Company; and

(i) provide a CUSIP number for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement and, if applicable, provide the Company's transfer agent with printed certificates for such Registrable Securities which are in a form eligible for deposit with the Depositary Trust Company.

         In connection with each registration hereunder, each Holder of Registrable Shares shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Registrable Shares on the basis provided in any underwriting arrangements and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

4.12 Fees Generally. (a) All expenses incident to the Company's performance of or compliance with this Article IV, including without limitation internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing securities on one or more securities exchanges, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting fees, discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") shall be borne by the Company, except that each Holder shall pay any underwriting fees, discounts or commissions attributable to the sale of its Registrable Securities (all such expenses being herein called "Selling Expenses").

         (b) In connection with each Demand Registration and Piggyback Registration, the Company shall reimburse the Requesting Holders and Piggyback Holders, respectively, for the reasonable fees and disbursements of one counsel selected by the Requesting Holders.

4.13 Number of Registration Requests. For the avoidance of doubt, the rights granted pursuant to Sections 4.1 and 4.2 inure to the benefit of the Capital Z Holders collectively on the one hand, and the Reservoir Holders and the Rainwater Holders collectively, on the other hand.




                                   A-III-15

                                   ARTICLE V
                                 INDEMNIFICATION

5.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and the Affiliates of such Holder, and their respective directors, officers, general and limited partners, agents and representatives, and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such statement is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such omission is not corrected in the final prospectus) or (iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law (each a "Violation"); and the Company will pay to each such Holder, Affiliate or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or controlling person. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

5.2 Indemnification by a Holder. To the extent permitted by law, each selling Holder (including without limitation Piggyback Holders) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or




                                   A-III-16
     liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with written information furnished (and not subsequently corrected prior to the Company's request that the registration statement be declared effective) by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.2 in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
     Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this Section
     5.2 exceed the net proceeds from the offering received by such Holder.

5.3 Contribution by Indemnifying Party. (a) If the indemnification provided for in this Article V from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.4 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 5.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.4, deliver to




                                   A-III-17
     the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.4 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.4. The indemnified party shall have the right, but not the obligation, to participate in the defense of any action referred to above through counsel of its own choosing and shall have the right, but not the obligation, to assert any and all separate defenses, cross claims or counterclaims which it may have, and the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized in advance by the indemnifying party, (ii) there is a conflict of interest that prevents counsel for the indemnifying party from adequately representing the interests of the indemnified party or there are defenses available to the indemnified party that are different from, or additional to, the defenses that are available to the indemnifying party, (iii) the indemnifying party does not employ counsel that is reasonably satisfactory to the indemnified party within a reasonable period of time or (iv) the indemnifying party fails to assume the defense or does not reasonably contest such action in good faith, in which case, if the indemnified party notifies the indemnifying party that it elects to employ separate counsel, the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party and the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for all indemnified parties.

5.5 Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement (if any) entered into in connection with any underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

5.6 Financial Assistance. The Company shall have no obligation under the provisions of Article IV and V unless and until the requirements of any of the exclusions or exemptions applicable to the provisions of
     Section 39 of the Companies Act of 1981 in Bermuda, as amended, are satisfied so as to provide compliance with that section. Each Holder shall waive or may approve, where formal meetings or written resolutions of shareholders or other action may be appropriate to waive or approve, the financial assistance as described in Section 39 and related




                                   A-III-18
     provisions. The provisions of Article V and VI hereof shall be subject to this Article 5.6.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.1 Specific Performance. In the event of a breach by any party to this Investment Agreement of its obligations under this Investment Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Investment Agreement. The parties agree that the provisions of this Investment Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

6.2 Amendments. This Agreement may be amended, supplemented or modified only by a written agreement signed by the Company, the Required Capital Z Holders, the Required Reservoir Holders and the Required Rainwater Holders.

6.3 Successors and Assigns. This Investment Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns of the parties hereto; provided, however, that the benefits of this Investment Agreement shall inure to and be enforceable by any transferee of Registrable Securities only if such transferee shall have executed a Joinder Agreement.

6.4 Notices. (a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested or mailed by nationally recognized overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                           If to any Capital Z Holder, to:

                           Capital Z Financial Services Fund II, L.P.
                           54 Thompson Street
                           New York, NY 10012
                           Facsimile No.: (212) 965-2301
                           Attn: General Counsel



                                   A-III-19
                           with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York 10153
                           Facsimile No.: (212) 310-8007
                           Attn: Joseph T. Verdesca, Jr., Esq.

                           If to any Reservoir Holder, to:

                           Reservoir Capital Partners, L.P.
                           c/o Reservoir Capital Group, L.L.C.
                           650 Madison Avenue, 26th Floor
                           New York, New York 10022
                           Facsimile No.: (212) 610-9020
                           Attn: Craig Huff

                           with a copy to:

                           Reservoir Capital Partners, L.P.
                           c/o Reservoir Capital Group, L.L.C.
                           650 Madison Avenue, 26th Floor
                           New York, New York 10022
                           Facsimile No.: (212) 610-9020
                           Attn: General Counsel

                           with a second copy to:

                           Reservoir Capital Partners, L.P.
                           c/o Reservoir Capital Group, L.L.C.
                           650 Madison Avenue, 26th Floor
                           New York, New York 10022
                           Facsimile No.: (212) 610-9020
                           Attn: Aaron Goldberg

                           If to any Rainwater Holder:

                           Richard E. Rainwater
                           777 Main Street
                           Suite 2250
                           Fort Worth, TX 76102
                           Facsimile No.: (817) 820-6650





                                   A-III-20
                           with a copy to:

                           Thompson & Knight L.L.P.
                           1700 Pacific Avenue, Suite 3300
                           Dallas, Texas 75201
                           Facsimile No.: (214) 969-1751
                           Attn: Jeffrey A. Zlotky

                           If to the Company, to:

                           PXRE Group Ltd.
                           Suite 231
                           12 Church Street
                           Hamilton  HM11
                           Bermuda
                           Facsimile No.: (441) 296-6162
                           Attn: Gerald L. Radke

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York 10178
                           Facsimile No.: (212) 309-6273
                           Attn: Nancy Corbett, Esq.

         (b) All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 6.4, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 6.4, be deemed given upon facsimile confirmation, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 6.4, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section 6.4, be deemed given on the earlier of the first Business Day following the date sent by such nationally recognized overnight courier or upon receipt. Any party hereto may from time to time change its address, facsimile number or other information for the purpose of notices to such party by giving notice specifying such change to the other parties hereto.

6.5 Rule 144. So long as Company is subject to the reporting requirements under the Exchange Act, it shall comply with such requirements so as to permit sales of Registrable Securities by the holders thereof pursuant to Rule 144 under the Securities Act.

6.6 Headings; Certain Conventions. The headings used in this Investment Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

6.7 Invalid Provisions. If any provision of this Investment Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if




                                   A-III-21
     the rights or obligations of any party hereto under this Investment Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Investment Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Investment Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Investment Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

6.8 Governing Law. This Investment Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

6.9 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT, THE OPERATIVE AGREEMENTS OR ANY DOCUMENTS RELATED HERETO.

6.10 Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York located in New York County and the United States Federal District Court of the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided however, that such consent to jurisdiction is solely for the purpose referred to in this
     Section 6.10 and shall not be deemed to be a general submission to the jurisdiction of said Courts other than for such purpose.

6.11 Counterparts. This Investment Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



                                   A-III-22

6.12 Entire Agreement. This Investment Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof, and in the event of any conflict between this Agreement and the Bye-Laws of the Company, this Agreement shall govern.


                            [Signature page follows]




                                   A-III-23

         IN WITNESS WHEREOF, the parties have executed this Investment Agreement as of the date first written above.

                                      PXRE GROUP LTD.


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                                           By: Capital Z Partners, L.P.,
                                           its general partner
                                           By: Capital Z Partners, Ltd.,
                                           its general partner


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      CAPITAL Z FINANCIAL SERVICES PRIVATE FUND
                                      II, L.P.
                                           By: Capital Z Partners, L.P.,
                                           its general partner
                                           By: Capital Z Partners, Ltd.,
                                           its general partner


                                      By:
                                         ---------------------------------------
                                            Name:
                                            Title:

                                      RESERVOIR CAPITAL PARTNERS, L.P.
                                            By: Reservoir Capital Group, L.L.C.,
                                            its sole general partner

                                      By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                   A-III-24

                                      RESERVOIR CAPITAL MASTER FUND, L.P.
                                            By: Reservoir Capital Group, L.L.C.,
                                            its sole general partner

                                      By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                                  ------------------------------

                                                  Richard E. Rainwater




                                   A-III-25

                                 PXRE GROUP LTD.

                                      PROXY

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON ________________, 2002


         The undersigned hereby appoints Gerald L. Radke and James F. Dore, and each of them, with full power of substitution, the proxies of the undersigned to vote all shares of Common Shares of PXRE Group Ltd. (the Company) which the undersigned is entitled to vote at the Special Meeting of Shareholders, to be held at the offices of PXRE Group Ltd., 99 Front Street, Hamilton HM 12, Bermuda on ______________, 2002, commencing at 10 a.m., local time, or any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present upon:

[X] Please mark your votes as in this example.


The Board of Directors recommends a vote FOR Proposal 1.

1. Approval of the sale and issuance of 7,500 Series A Convertible Voting Preferred Shares, 5,000 Series B Convertible Voting Preferred Shares and 2,500 Series C Convertible Voting Preferred Shares, each in sub-series.

-------------------------------------------------------------------------------

          For                   Against                Abstain
-------------------------------------------------------------------------------

          [ ]                     [ ]                    [ ]
-------------------------------------------------------------------------------


The Board of Directors recommends a vote FOR Proposal 2.

2. Division of 20,000,000 of the Company's 50,000,000 authorized Common Shares into three new classes of common shares: 10,000,000 Class A Convertible Voting Common Shares, 6,666,666-2/3 Class B Convertible Voting Common Shares and 3,333,333-1/3 Class C Convertible Voting Common Shares and each such share to be automatically redesignated as a Common Share of the Company upon, and to the extent of, the exercise of the conversion rights attaching to Class A, Class B and Class C Convertible Voting Common Shares on a one-for-one basis.

-------------------------------------------------------------------------------

          For                   Against                Abstain
-------------------------------------------------------------------------------

          [ ]                     [ ]                    [ ]
-------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR Proposal 3.

3. Authorization of the expansion of the Board of Directors by two members to a total of eleven members.

-------------------------------------------------------------------------------

          For                   Against                Abstain
-------------------------------------------------------------------------------

          [ ]                     [ ]                    [ ]
-------------------------------------------------------------------------------


The Board of Directors recommends a vote FOR Proposal 4.

4. As a special resolution, an amendment to Bye-law 22, to add to the beginning thereof the words "This Bye-law 22 shall be read subject to any special resolution of the Members relating thereto" and as a special resolution, the creation of a new Class IV Director in terms of the attached wording.

-------------------------------------------------------------------------------

          For                   Against                Abstain
-------------------------------------------------------------------------------

          [ ]                     [ ]                    [ ]
-------------------------------------------------------------------------------


         This Proxy is solicited on behalf of the Board of Directors. The proxy will be voted as directed. In the absence of direction, it will be voted FOR Proposals 1, 2, 3 and 4. On any other matters that may come before the meeting, this Proxy will be voted at the discretion of the persons named.


Signature __________________________                      Date_____________


         Please sign your name exactly as it appears hereon. When signing as an attorney, agent, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. Each joint owner should sign the Proxy.



                               STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............................'SS'